                                                                 EXHIBIT 10.13.3
                                                                FINAL - 09/20/00

                                 DEED OF LEASE
                                    BETWEEN
                         STREET RETAIL, INC., LANDLORD
                                      AND
                    SILVER DINER DEVELOPMENT, INC., TENANT

                           DATE:  September 22, 2000


                               TABLE OF CONTENTS
                               -----------------

ARTICLE I      REFERENCE PROVISIONS, DEFINITIONS AND EXHIBITS
               ----------------------------------------------

ARTICLE II     LEASED PREMISES AND THE SHOPPING CENTER
               ---------------------------------------

ARTICLE III    TERM
               ----

ARTICLE IV     USE AND OPERATION OF THE LEASED PREMISES
               ----------------------------------------

ARTICLE V      RENT
               ----

ARTICLE VI     COMMON AREAS
               ------------

ARTICLE VII    UTILITIES
               ---------

ARTICLE VIII   INDEMNITY AND INSURANCE
               -----------------------

ARTICLE IX     CONSTRUCTION AND ALTERATIONS
               ----------------------------

ARTICLE X      REPAIRS, MAINTENANCE, AND LANDLORD'S ACCESS
               -------------------------------------------

ARTICLE XI     CASUALTY
               --------

ARTICLE XII    CONDEMNATION
               ------------

ARTICLE XIII   MARKETING FUND
               --------------

ARTICLE XIV    SUBORDINATION AND ATTORNMENT
               ----------------------------

ARTICLE XV     ASSIGNMENT AND SUBLETTING
               -------------------------

ARTICLE XVI    DEFAULT AND REMEDIES
               --------------------

ARTICLE XVII   MISCELLANEOUS PROVISIONS
               ------------------------

                                 DEED OF LEASE

          This Lease Agreement (the "Lease") is made this 22nd day of September, 2000, by and between STREET RETAIL, INC., a Maryland corporation ("Landlord"), and SILVER DINER DEVELOPMENT, INC., a Virginia corporation ("Tenant").

          IN CONSIDERATION of the payments of rents and other charges provided for herein and the covenants and conditions hereinafter set forth, Landlord and Tenant hereby covenant and agree as follows:

                                   ARTICLE I
                REFERENCE PROVISIONS, DEFINITIONS AND EXHIBITS
                ----------------------------------------------

          As used in the Lease, the following terms shall have the meanings set forth in Sections 1.1. and 1.2. below.

Section 1.1    Reference Provisions.
               --------------------

          A. Leased Premises: The "cross-hatched" space indicated on the site plan attached as Exhibit A, comprising approximately four thousand four hundred seventy-one (4471) square feet, commonly known as Store #C5 and located at the intersection of Army Navy Drive and South Joyce Street, Arlington, Virginia, and as defined in Article II. No reference to any tenant on Exhibit A shall be deemed a representation or warranty that such tenant is or will continue to be an occupant in the Shopping Center.

          B.  Term:  Fifteen (15) Lease Years.  (See Addendum IV).

          C. Term Commencement Date: The date upon which the Landlord delivers the Leased Premises to Tenant. Landlord shall give Tenant written notice thirty
(30) days prior to the date on which Landlord intends to deliver the Leased Premises to Tenant ("Landlord's Notice"). Notwithstanding the foregoing, in no event shall Tenant be obligated to accept delivery of the Leased Premises prior to November 10, 2000.

          D.  Rent Commencement Date:  The Opening Date.

          E. Termination Date: The last day of the Term, or the earlier date on which this Lease is terminated in accordance with the provisions hereof.

          F. Opening Date: The earlier of (a) the date Tenant opens for business from the Leased Premises, or (b) one hundred eighty (180) days after the date upon which Landlord delivers the Leased Premises to Tenant. Notwithstanding the foregoing, in the event Tenant fails to execute and deliver the Lease on or before September 20, 2000, the aforesaid one hundred eighty
(180) day period shall be reduced by one (1) day for each day beyond September 20, 2000 that Tenant fails to execute and deliver the Lease to Landlord.

          G.  Minimum Rent:

              Lease Year           Annually     Monthly
              ----------           --------     -------
                1-5             $174,369.00       $14,530.75
                6-10            $195,293.28       $16,274.44
                11-15           $218,721.32       $18,226.78

          H.  Percentage Rent Factor:  Five percent (5%).

          I.  Tenant's Initial Monthly Tax Estimate: $931.46.

          J.  Tenant's Initial Monthly Operating Costs Estimate: $1,203.44.

          K.  Tenant's Initial Monthly Marketing Fund Dues: $372.58.

          L.  Advance Rent:  Intentionally deleted.

     M. Permitted Use: The operation of a first-class casual dining American-style restaurant with a menu serving breakfast (during all Store Hours), lunch, and dinner, including the serving of alcoholic beverages, provided Tenant obtains all necessary local and state governmental approvals and as incidental thereto the right to sell Tenant's trademark apparel items, and for no other purpose, subject, however, to the existing exclusive uses and prohibited uses set forth on Addendum II attached hereto.

     N. Minimum Store Hours: Monday through Saturday 8:00 A.M. to 8:00 P.M.; Sunday 9:00 A.M. to 8:00 P.M.

     O. Rent Payments: The rent payments due herein shall be made payable to Street Retail, Inc. at:

          STREET RETAIL, INC.
          Department #0936 - Pentagon
          McLean, Virginia  22109-0930

     P.   Notice Addresses:

          TO LANDLORD:
          STREET RETAIL, INC.
          c/o Federal Realty Investment Trust
          1626 East Jefferson Street
          Rockville, Maryland  20852-4041
          Attention:  Legal Department

          TO TENANT:
          SILVER DINER, INC.
          c/o Silver Diner Development, Inc.
          corporate office (rear entrance)
          11806 Rockville Pike
          Rockville, Maryland  20852
          Attention:  Mr. Robert T. Giaimo

          COPY TO:

          SILVER DINER, INC.
          c/o Silver Diner Development, Inc.
          corporate office (rear entrance)
          11806 Rockville Pike
          Rockville, Maryland  20852
          Attention:  Chief Financial Officer

     Q. Shopping Center: That certain Shopping Center known as Pentagon Row located at the intersection of Army Navy Drive and South Joyce Street, in the City of Arlington, Commonwealth of Virginia. The Shopping Center will contain a residential portion to be built in phases of approximately five hundred (500) residential apartment units to be built adjacent to and above some of the retail improvements within the Shopping Center (the "Residential Portion"). The Residential Portion will be controlled separately from the retail portion of the Shopping Center and for purposes of this Lease shall not be deemed to be a part of the Shopping Center.

     R.   Tenant Trade Name:  Silver Diner.

     S. Public Plaza: That area shown in Exhibit B-5 and is part of the Common Areas of the Shopping Center Shown on Exhibit A.

     T. Schedules and Exhibits: The schedules and exhibits listed below are attached to the Lease and are hereby incorporated in and made a part of the Lease.

          Exhibit A      Site Plan (dated 9/20/00)
          Exhibit A-1    Legal Description of Shopping Center
          Exhibit A-2    Cafe Area Site Plan (dated 9/20/00)
          Exhibit B      Landlord and Tenant Improvements
          Exhibit B-1    Tenant's Design Criteria (dated 12/29/99)
          Exhibit B-2    Tenant's Mechanical, Electrical, and Plumbing Design
                         Requirements (dated 8/17/00)
          Exhibit B-3    Tenant's Preliminary Store Design Drawings (which
                         includes Sheets A-1 and A-2 (exterior elevations),
                         Sheet A-3 (Floor Plan), Sheet A-1a (color elevations),
                         [all sheets dated 9/19/00], drawings from Anundel Signs
                         showing signage and graphic (dated 9/11/00), ceiling
                         plan (dated 8/31/00, Job #100524), floor plan of
                         equipment drawing #DD-02 dated 9/5/00 and marble tile
                         sample)
          Exhibit B-4    Trash Enclosure/Loading Dock (dated 9/6/00)
          Exhibit B-5    Public Plaza Area
          Exhibit C      Intentionally Deleted
          Exhibit D      Rules and Regulations
          Exhibit E      Gross Sales Form
          Exhibit F      Conditions and Declarations
          Exhibit G      Landlord's Waiver of Lien Form
          Exhibit H      Attornment, Recognition and Non-disturbance Agreement
          Addendum I     Intentionally Deleted
          Addendum II    Existing Exclusives and Prohibited Uses
          Addendum III   Cafe Area
          Addendum IV    Option to Renew
          Addendum V     Construction Allowance
          Addendum VI    Lease Contingency

Section 1.2    Definitions.
               -----------

     A.   Common Areas:  Any existing or future improvements, equipment, areas
          ------------
and/or spaces for the non-exclusive, common and joint use or benefit of Landlord, Tenant and other tenants, occupants and users of the Shopping Center. The Common Areas include without limitation sidewalks, roofs, gutters and downspouts, all parking areas (surface and subsurface), including without limitation the underground parking areas, access roads, driveways, landscaped areas, trash facilities, service drives and service roads, traffic islands, loading and service areas not exclusively serving the Leased Premises, or any other tenant exclusively, stairs, ramps, elevators, escalators, comfort and first aid stations, public washrooms, central HVAC plant and distribution system, and other similar areas and improvements.

     B.   Major Tenants:  Those tenants leasing so-called "pad sites," or
          -------------
leasing space within the Shopping Center which contains a floor area of eighteen thousand (18,000) square feet or more.

     C.   Floor Area:  (1) When used with respect to the Leased Premises, the
          ----------
number of square feet set forth in Section 1.1.A. (2) When used with respect to any other space in the Shopping Center, the number of leasable square feet on the first floor of such space as determined by Landlord. Within thirty (30) days following the Term Commencement Date, Landlord's architect or engineer shall determine the Floor Area of the Leased Premises. Such field measurement shall be made from the outside of exterior walls and from the centerline of the interior demising walls. If Tenant's architect or engineer disagrees with such determination by Landlord's architect or engineer, Tenant may contest Landlord's determination by giving Landlord written notice within thirty (30) days following Tenant's receipt of such determination by Landlord's architect or engineer. If Landlord's architect or engineer and Tenant's architect or engineer cannot mutually agree within thirty (30) days after Tenant's receipt of Landlord's determination of such area, the dispute shall be resolved by an independent architect or engineer to be mutually agreeable to Landlord and Tenant, the cost of whose services shall be shared equally by Landlord and Tenant. If Tenant fails to notify Landlord of any objections to the measurement of the Leased Premises within thirty (30) days of the Term Commencement Date, the Leased Premises shall be conclusively deemed to be the size set forth in the
letter from Landlord's architect or engineer.   The Minimum Rent and Tenant's
Floor Area, set forth in Section 1.1.A. shall be adjusted in accordance with the new measurement of the square footage. Landlord and Tenant shall reflect the change in Minimum Rent due to the new measurement of the Leased Premises. Landlord and Tenant shall execute a letter agreement setting forth the new square footage and adjusted Rent.

     D.   Interest:  A rate per annum of twelve percent (12%).
          --------

     E.   Lease Year:  Each twelve (12) month period beginning with the Term
          ----------
Commencement Date, and each anniversary thereof, provided the Term Commencement Date occurs on the first day of a month. If the Term Commencement Date occurs on a day other than the first day of a month, then the first Lease Year shall begin on the first day of the month following the Term Commencement Date.

     F.   Partial Lease Year:  Any period during the Term which is less than a
          ------------------
full Lease Year.

     G.   Person:  An individual, firm, partnership, association, corporation,
          ------
or any other entity.

     H.   Additional Rent:  All sums payable by Tenant to Landlord under the
          ---------------
Lease, other than Minimum Rent.
     I.   Rent:  Minimum Rent plus Additional Rent.
          ----

     J.   Tax Year: A twelve (12) month period established by Landlord as the
          --------
year for purposes of computing Tax Rent. The Tax Year may or may not coincide with the period designated as the tax year by the taxing authorities having jurisdiction over the Shopping Center.

     K.   Tenant's Proportionate Share: For a given accounting period, a
          ----------------------------
fraction, the numerator of which is the Floor Area of the Leased Premises and the denominator of which is the greater of (i) the average of the aggregate Floor Area leased to Tenants other than Major Tenants during the period; or (ii) the number equal to (a) ninety percent (90%) of the total Floor Area of the Shopping Center, minus (b) the average of the aggregate square footage Floor Area leased to Major Tenants during the period. In no event shall the Cafe Area, as set forth in Addendum III of this Lease, be included in the calculation of Tenant's Proportionate Share. As of the date of this Lease, the average leased Floor Area shall be calculated on a twelve (12) month basis commencing September 1/st/ and ending August 31/st/ of each Tax Year.


                                  ARTICLE II
                    LEASED PREMISES AND THE SHOPPING CENTER
                    ---------------------------------------

     Landlord demises and leases to Tenant, and Tenant leases and takes from Landlord, the Leased Premises. The Leased Premises shall include any loading dock designated exclusively for Tenant's use. Landlord has the exclusive right to (i) use the exterior faces of the exterior walls of the Leased Premises and the roof of the Shopping Center, provided such use does not interfere with or prohibit the placement of Tenant's exterior sign(s) permitted in accordance with
Section 4.4 and Exhibit B-1 of this Lease, and further provided Landlord does not place any signage on the exterior faces of the exterior walls of the Leased Premises, and (ii) install, maintain, use, repair and replace pipes, ducts, cables, conduits, plumbing, vents, utility lines and wires to, in, through, above and below the Leased Premises and other parts of the Shopping Center without any material interference of Tenant's use and operation of the Leased Premises. In addition, Landlord shall use all reasonable efforts to assure that any work done with respect to the space located above the Leased Premises will not materially interfere or conflict with Tenant's Work. If any of the foregoing are located within the Leased Premises, Landlord's exercise of such rights shall not materially interfere with the operation of Tenant's business in the Leased Premises.


                                  ARTICLE III
                                     TERM
                                     ----

Section 3.1    Term.
               ----

     The Term shall commence on the Term Commencement Date and expire on the Termination Date.

Section 3.2    End of Term.
               -----------

     This Lease shall terminate on the Termination Date without the necessity of notice from either Landlord or Tenant. Upon the Termination Date, Tenant shall quit and surrender to Landlord the Leased Premises, broom-clean, in good order and condition, ordinary wear and tear excepted; and shall surrender to Landlord all keys to or for the Leased Premises.

Section 3.3    Holding Over.
               -------------

     If Tenant fails to vacate the Leased Premises on the Termination Date, Landlord shall have the benefit of all provisions of law respecting the speedy recovery of possession of the Leased Premises (whether by summary proceedings or otherwise). In addition to and not in limitation of the foregoing, occupancy subsequent to the Termination Date ("Holdover Occupancy") shall be a tenancy at will. Holdover Occupancy shall be subject to all terms, covenants, and conditions of the Lease (including those requiring payment of Additional Rent), except that the Minimum Rent for each day that Tenant holds over ("Holdover Minimum Rent") shall be equal to one and one-half (1-1/2) times the per diem Minimum Rent payable in the last Lease Year. Landlord also shall be entitled to recover all damages, including lost business opportunity regarding any prospective tenant(s) for the Leased Premises, suffered by Landlord as a result of Tenant's Holdover Occupancy.

     Notwithstanding anything to the contrary in the foregoing, the Holdover Minimum Rent shall not be applicable (i) in the event Tenant is holding over with Landlord's written consent, in which event the tenancy shall be a month-to-month tenancy subject to all of the terms, conditions and covenants of the Lease; or (ii) during the sixty (60) days following the Termination Date if Landlord and Tenant are negotiating an extension of the Lease in good faith during such sixty (60) day period.


                                  ARTICLE IV
                   USE AND OPERATION OF THE LEASED PREMISES
                   ----------------------------------------

Section 4.1    Continuous Operation by Tenant.
               ------------------------------

     A. Tenant shall (i) open the Leased Premises for business on the Opening Date; (ii) carry at all times in the Leased Premises a full stock of merchandise; (iii) employ reputable business standards and practices; and (iv) operate the entire Leased Premises continuously and uninterruptedly during the Term. Tenant shall use for storage and office space only those areas indicated for such use on Tenant's plans approved by Landlord.

     B. If Tenant violates this Section 4.1. then Tenant shall pay to Landlord, upon demand, and in addition to any other charges in the Lease, liquidated damages in an amount equal to the per diem Minimum Rent otherwise payable for each day such violation continues. Payment of such sums are intended to be only a partial and temporary remedy for Landlord during the continuance of such violation, and shall not relieve Tenant of any obligation under the Lease, excuse any default or waive Landlord's other remedies therefor. Tenant acknowledges and agrees that if it breaches Section 4.1.A, Landlord shall be deprived of an important right under this Lease, and as a result thereof, will suffer damages in an amount which is not readily ascertainable, and that the foregoing is a reasonable and equitable determination of the actual damages Landlord shall suffer as a result of Tenant's breach.

     C. Landlord recognizes that the Leased Premises may be closed during certain of the Store Hours on a very infrequent and incidental basis for (i) such reasons as are set forth in Section 17.13 of this Lease, (ii) inventory control, (iii) necessary repairs, (iv) inclement weather, (v) a reasonable period of time in order to renovate or refurbish the Leased Premises provided, Landlord consents in advance to Tenant's timetable, which consent shall not be unreasonably withheld, (vi) a reasonable period of time to permit a permitted Transferee to renovate the Leased Premises in accordance with plans previously submitted to and approved by Landlord, and (vii) matters beyond the reasonable control of Tenant (lack of funds not being deemed beyond Tenant's reasonable control). Furthermore, if such closing for one of the reasons set forth in subsections (i), (ii), (iii), and (iv) above is reasonable in nature and duration, Tenant has notified Landlord in advance of such closing whenever reasonably possible under the circumstances closings in the aggregate do not exceed a total of five (5) days per Lease Year, then the same shall not be considered a Default under the Lease or give rise to Landlord's right to increase the Minimum Rent as provided in Section 4.1.B. above. In addition, Tenant may be permitted to be closed for renovations for the reasons as set forth in subsections (v) and (vi) above for a period not to exceed twenty-eight
(28) days once during any eight (8) year period, provided Tenant has notified Landlord in advance of any such closings. Any day during the Term in which Tenant has not been open for business to the public continuously during the entire Store Hours shall be deemed a "closing" for the purpose of calculating the foregoing limitation.

Section 4.2    Use and Trade Name.
               ------------------

     Tenant shall use the Leased Premises solely for the Permitted Use and for no other purpose. Tenant shall operate its business in the Leased Premises solely under the Tenant Trade Name and under no other name. Tenant shall comply with all statutes, laws, rules, orders, regulations and ordinances affecting the Leased Premises and all the orders or recommendations of any insurance underwriters, safety engineers, and loss prevention consultants as may from time to time be consulted by Landlord. In no event shall Tenant use the Leased Premises for purposes which are prohibited by zoning or similar laws or regulations, or covenants, conditions or restrictions of record. Tenant acknowledges and agrees it is solely responsible for determining if its business complies with the applicable zoning regulations, and that Landlord makes no representation (explicit or implied) concerning such zoning regulations.

     Notwithstanding the foregoing, Tenant may, without Landlord's consent, change the Tenant Trade Name, so long as (i) concurrently therewith the trade name of substantially all other similar stores owned, operated or controlled by Tenant and its affiliates in the Baltimore Washington, D.C. metropolitan area shall likewise be changed to the same trade name, (ii) such trade name does not conflict with the trade name of any other tenant in the Shopping Center, and
(iii) Tenant pays the cost of all necessary Sign changes throughout the Shopping Center.

     Tenant agrees to provide Landlord at least thirty (30) days' prior written notice of the name change and to submit to Landlord for approval plans and specifications for such sign prior to the installation of a new Sign.

Section 4.3    Store Hours.
               -----------

     Subject to the provisions of Section 4.1 of this Lease, Tenant shall conduct its business in the Leased Premises continuously during the Store Hours.

Section 4.4    Signs and Advertising.
               ---------------------

     A. Prior to the Opening Date, Tenant shall install any sign, placard, decoration, lettering, advertising matter or descriptive material ("Signs") required pursuant to the Signage Criteria set forth on Exhibit B-1. Tenant shall obtain and pay for all Sign permits required for Tenant's Signs. Design and installation of Signs shall be a part of Tenant's Work under and subject to the provisions of Exhibits B, B-1, and B-2. Notwithstanding the foregoing, Tenant's signage design approved by Landlord is attached hereto as Exhibit B-3 and Tenant agrees that no changes to such design shall be made without the prior written approval of Landlord, unless such changes are required by governmental authorities.

     B. Tenant shall not place Signs on the doors, windows, roof or exterior of the Leased Premises, or in any display window space. Hand lettered Signs and flashing Signs visible from the Common Areas are prohibited.

     Notwithstanding anything to the contrary contained in this Lease, Tenant may install signs within five (5) feet behind the storefront of the Leased Premises provided the following criteria are fulfilled: (a) the signs are professionally designed and manufactured; (b) the signs are utilized in substantially all of its (and its affiliate's) stores operating under the Tenant Trade Name; (c) the signs are not flashing, blinking or otherwise lighting in an alternate fashion; (d) the individual signs do not exceed two (2) feet by three
(3) feet in size, and do not in the aggregate exceed more than one-third (1/3) of the glass portion of the storefront; and (e) the signs are not taped or affixed to the glass of the storefront windows or doors. Landlord agrees that such signs may be mounted on plexiglass and hung with thin wire behind the storefront or displayed on an easel.

     C. Tenant shall maintain all Signs in first class condition, operating order and repair at all times. Tenant shall repair any Signs that have been damaged within five (5) days after such damage occurs, unless such damage is of such a nature that it cannot reasonably be repaired within such five (5) days, in which case Tenant must commence such repairs within said five (5) days and diligently pursue said repairs to its completion. If Tenant fails to repair any of its Signs as specified above, and such failure continues for a period of three (3) business days following receipt notice from Landlord, Landlord shall have the right to make such repairs at Tenant's sole cost and expense.

Section 4.5    Tenant's Use Of Roof.
               --------------------

     Tenant shall not use or penetrate the roof for any purpose. Landlord may at any time relocate any of the equipment serving the Leased Premises which is located on the roof of the Shopping Center, provided such relocation does not materially adversely interfere with Tenant's use and occupancy of the Leased Premises.

Section 4.6    Retail Restriction Limit.
               ------------------------

     INTENTIONALLY DELETED.


                                   ARTICLE V
                                     RENT
                                     ----

Section 5.1    Rent Payable.
               ------------

     A. Tenant shall pay all Rent to Landlord, without prior notice or demand and without offset, deduction or counterclaim whatsoever, except as otherwise provided herein, in the amounts, at the rates and times set forth herein, and at such place as is provided in Section 1.1.O., or at such other place as Landlord may from time to time designate by notice to Tenant.

     B. If Tenant fails to make any payment of Rent within ten (10) days from the date that such Rent is due, Tenant shall pay Landlord Twenty Dollars ($20.00) per day from the date such Rent is due until the date such Rent is received. Payment of such late charge shall not excuse or waive the late payment of Rent.

     C. If Landlord receives two (2) or more checks from Tenant that are dishonored by Tenant's bank, all checks for Rent thereafter shall be bank certified and Landlord shall not be required to accept checks except in such form. Tenant shall pay Landlord any bank service charges resulting from dishonored checks, plus Fifty Dollars ($50.00) for each dishonored check as compensation Landlord for the additional cost of processing such check.

     D. Any payment by Tenant of less than the total Rent due shall be treated as a payment on account. Acceptance of any check bearing an endorsement, or accompanied by a letter stating, that such amount constitutes "payment in full" (or terms of similar import) shall not be an accord and satisfaction or a novation, and such statement shall be given no effect. Landlord may accept any check without prejudice to any rights or remedies which Landlord may have against Tenant.

     E. For any portion of a calendar month at the beginning of the Term, Tenant shall pay in advance the pro-rated amount of the Rent for each day included in such portion of the month.

Section 5.2    Payment of Minimum Rent.
               -----------------------

     Tenant shall pay Landlord the Minimum Rent in equal monthly installments, in advance, commencing on the Rent Commencement Date, and on the first day of each calendar month thereafter throughout the Term. An amount equal to the first month's Rent shall be paid within fifteen (15) days following the date Tenant receives Landlord's Notice (as defined in Section 1.1.C.) and credited toward the first payment of Rent due.

Section 5.3    Payment of Percentage Rent.
               --------------------------

     A. Tenant shall pay Landlord for each Lease Year or Partial Lease Year, an amount ("Percentage Rent") equal to the product of (a) the Percentage Rent Factor multiplied by (b) Tenant's Gross Sales in excess of the following Annual
Breakpoints:

          Lease Year               Annual Breakpoints
          ----------               ------------------
             1-5                   $3,487,380.00
             6-10                  $3,905,865.00
             11-15                 $4,374,426.40

     B.   Lease Year Annual Breakpoint
          ----------------------------

     Percentage Rent shall be due and payable within forty-five (45) days after the close of each Lease Year or Partial Lease Year, provided, however, in the event that this Lease is assigned or the Leased Premises sublet, then in such event, Percentage Rent shall be due and payable within fifteen (15) days after the end of (i) the first month in which Tenant's Gross Sales exceed the Annual Breakpoint and (ii) each month during the Lease Year or Partial Lease Year thereafter. The Annual Breakpoint for the Lease Year in which Tenant opens for business to the public shall be multiplied by a fraction, the numerator of which is the number of days remaining in the Lease Year after the date Tenant initially opens for business to the public and the denominator of which is 365. The Annual Breakpoint for the last Lease Year (if a Partial Lease Year) and for any Lease Year in which Minimum Rent has been wholly abated for a period of time shall be multiplied by a fraction, the numerator of which is the number of days in said Lease Year for which Minimum Rent was payable and the denominator of which is 365. In the event the Minimum Rent shall be partially abated (rather than wholly abated) for a period of time in any Lease Year or Partial Lease Year, the Annual Breakpoint shall be reduced proportionately.

Section 5.4    "Gross Sales" Defined.
               ---------------------

     A. The term "Gross Sales" means the amount of the actual prices charged, whether for cash or on credit, for all sales or receipts of whatever kind conducted by Tenant and any sublessees, concessionaires and/or licensees, from the Leased Premises, including catalog, electronic and telephone sales and orders taken in or from the Leased Premises although said orders may be filled elsewhere; all without credit to Tenant for uncollected or uncollectible credit accounts. Each charge or sale upon installment or credit shall be treated as a sale for the full price at the time such charge or sale is made, regardless whether or when Tenant shall receive payment thereof. The amount of any deposit not refunded shall be included in Gross Sales when received.

     B. The following items shall be excluded from Gross Sales: (i) any exchange or transfer of merchandise between stores of Tenant or other Silver Diner operations when such exchange is made solely for the convenient operation of Tenant's business and not for the purpose of consummating a sale made on, in or from the Leased Premises; (ii) returns to shippers or manufacturers; (iii) cash or credit refunds to customers on transactions otherwise included in Gross Sales (see below); (iv) all sums and credits received in settlement of claims for loss or damage to merchandise; (v) sales of trade fixtures and store operating equipment after use thereof in the conduct of Tenant's business; (vi) amounts collected from customers and paid by Tenant to any government for any sales or excise tax; (vii) the amount of any discount sales to employees not exceeding two percent (2%) of Tenant's annual Gross Sales; (viii) the actual net amount of refunds, credits or allowances made or allowed by Tenant in accordance with reasonable business practices upon transactions included within Gross Sales (not exceeding in amount the selling price of the item in question) where the item is returned by the purchaser to and accepted by Tenant (provided that anything given in exchange for returned items and any such credits to customers shall be included in Gross Sales); (ix) Tenant's products given away for charities, provided however such giveaways do not exceed one percent (1%) of Tenant's annual Gross Sales; (x) gift certificates and layaway deposits until the same are converted to a sale by redemption or abandoned (i.e., not redeemed within one year); (xi) amounts retained by credit card companies as compensation on charge purchases, provided such companies are not performing the normal billing function of Tenant and are not affiliated with Tenant; (xii) interest, service or sales carrying or finance charges or other charges, however denominated, paid by customers for the extension of credit by Tenant on sales and which were not included in the selling price, provided such charges are separately stated; (xiii) bank fees passed through to customers for the return of bad checks; (xiv) Tenant's product given any for comps and spills, provided, however such comps and spills in the aggregate do not exceed one percent (1%) of Tenant's Gross Sales; (xv) the amount of gratuities to employees which are separately added to credit card charges by the customer, collected by Tenant, and actually paid to Tenant's employees; and (xvi) bad checks, provided that such sums do not exceed one percent (1%) of Gross Sales in any one Lease Year and provided further that if Tenant subsequently receives payment on any such bad check, such payment shall be included in Gross Sales for the Lease Year in which the payment is received;
(xvii) receipts from public telephones, jukebox system (including selector boxes at tables), charitable collection boxes, (xviii) the amount of coupon discounts and other promotions which are not actually charged to the customer; and (xix) amounts received from cigarette, tobacco, candy and gum sales. No franchise, capital stock tax, tax based upon assets or net worth, or gross receipts tax, and no income or similar tax based on income or profits shall be deducted from Gross Sales. The full value attributed to a trade-in item at the time the sale is made is to be included in Gross Sales.

Section 5.5    Statements of Gross Sales.
               -------------------------

     A. Within thirty (30) days after the end of each four (4) week accounting period of each Lease Year, beginning with the first accounting period commencing after the Rent Commencement Date, Tenant shall deliver to Landlord a statement, in the form of Exhibit E, certified by Tenant and setting forth the amount of Gross Sales made for such accounting period.

     B. Within ninety (90) days after the end of each Lease Year or Partial Lease Year, Tenant shall deliver to Landlord a written statement, certified to be complete and correct by Tenant, showing the amount of Gross Sales and the amount of Percentage Rent paid to Landlord for such Lease Year or Partial Lease Year.

     C. The receipt or acceptance by Landlord of any statement of Gross Sales, or any payment of Percentage Rent, shall not bind Landlord to the correctness of the statement or payment, and shall be without prejudice to Landlord's inspection and audit rights as provided in Section 5.6. below.

Section 5.6    Records and Audits.
               ------------------

     A. Tenant's Gross Sales shall be recorded through accurate modern cash registers or computers which shall show, record and preserve, in complete detail all items making up Gross Sales. Tenant shall keep and preserve local and state sales tax returns, sales reports, daily cash register slips or tapes, sales receipts, sales records and other supporting documentation, and such other full, complete and accurate books of account as are reasonably necessary to properly monitor or audit Gross Sales to verify any amounts due as Percentage Rent (hereinafter collectively the "Records"). The Records shall disclose in detail all information required to permit Landlord to verify Tenant's Gross Sales, and shall conform to and be in accordance with generally accepted accounting principles consistently applied with respect to all operations of the business conducted in, at, to or from the Leased Premises. The Records shall be kept and preserved for at least three (3) years after the end of the period(s) to which they pertain, notwithstanding occurrence of the Termination Date. If an audit is required, or a controversy arises regarding Percentage Rent, Tenant shall retain the Records until such audit is terminated or controversy resolved.

     Tenant's accounting records may be maintained, if Tenant so desires and provided Tenant gives Landlord thirty (30) days' prior written notice thereof, on a so-called "4-4-5" or "13-period, 4 weeks per period" accounting method. Notwithstanding anything contained in this Lease to the contrary, the reporting of Gross Sales and payment of Percentage Rent shall be adjusted to conform to the accounting system of Tenant. Landlord agrees to accept and use such documentation for the purpose of verifying Tenant's Gross Sales and shall use reasonable efforts to keep such documentation confidential except in the context of an audit, pursuant to governmental order, the sale by Landlord of the Shopping Center, or the placement of a mortgage (or other financing) by Landlord on the Shopping Center.

     Notwithstanding the foregoing, Tenant shall be permitted to use the same method of recording its sales as is used in substantially all other stores operating under the Tenant Trade Name, provided such method is in accordance with generally accepted accounting principles, such method is consistently applied, and Tenant maintains records in a manner adequate to permit an accurate audit of Tenant's Gross Sales.

     B. Landlord shall have the right at Landlord's sole cost and expense subject (ii) hereinbelow, at any time during normal business hours upon not less than five (5) days' prior notice to Tenant, to cause a complete examination or
audit to be made of the Records at Tenant's principal place of business.   If
any such audit discloses that any statement of Gross Sales overstates Gross Sales for the reporting period resulting in an overpayment of Percentage Rent, then Landlord shall promptly refund such overpayment to Tenant, less the monies owed to Landlord by Tenant. If any audit discloses that any statement of Gross Sales understates Gross Sales for the reporting period, Tenant shall pay to Landlord upon demand (i) any deficiency in Percentage Rent, and (ii) if such audit discloses an understatement in Gross Sales of three percent (3%) or more, the reasonable cost of the audit (including all reasonable travel expenses incurred by Landlord and its agents in conducting such audit).

     Landlord shall use reasonable efforts to hold all information obtained from the Records or any other financial statements or information of Tenant in confidence. Unless ordered otherwise by a court of competent jurisdiction, Landlord agrees to limit the distribution of such information contained in the Records and Gross Sales statement to: (i) those persons within its organization who have a need to know such information; (ii) a potential purchaser of the Shopping Center; (iii) a lender who currently holds a mortgage or other instrument on the Shopping Center; (iv) a potential lender of the Shopping Center; (v) to Landlord's certified public accountants; or (vi) to those parties to whom Landlord is required by law to disclose or divulge such information.

Section 5.7    Taxes.
               -----

     The term "Taxes" means all governmental or quasi-governmental real estate taxes, fees, charges and assessments (whether general, special, ordinary, or extraordinary) applicable to the Shopping Center, together with all reasonable costs and fees (including reasonable appraiser, consultant and attorney's fees) incurred by Landlord in any tax contest, appeal or negotiation. "Taxes" shall not include personal income taxes, personal property taxes, inheritance taxes, or franchise taxes levied against the Landlord, and not directly against said property, even though such taxes might become a lien against said property. Tenant shall not be required to reimburse Landlord for any tax or assessment resulting from misfeasance or nonfeasance of Landlord and/or its agents or employees, including and not limited to any interest, penalty charge, tax or assessment arising from Landlord's failure to pay taxes or assessments when due.

     Landlord will use reasonable and diligent efforts, in keeping with sound business judgment and shopping center practice, to seek the lowest possible real property tax assessment for the Shopping Center.

     Notwithstanding anything to the contrary contained herein, in the event of any assessment in excess of One Hundred Thousand and 00/100 Dollars ($100,000.00) which could be paid in installments over a period of years, for purposes of the inclusion of such assessment in Tenant's pro-rata share of Taxes, Tenant's obligation shall be based upon the assumption that Landlord had elected to have such assessment paid on an installment basis over the longest period of time and in the smallest installments permitted by law and shall be included in Tenant's Proportionate Share of Taxes on that basis.

Section 5.8    Payment of Tax Rent.
               -------------------

     A. Landlord shall compute Tenant's share of Taxes ("Tax Rent") for each Tax Year by multiplying the amount of the Taxes (less the Tax Rent paid by Major Tenants) by Tenant's Proportionate Share.

     B. Tenant shall pay Tax Rent in such equal monthly installments (the "Tax Estimates") as Landlord reasonably estimates from time to time, with the first installment being due on the Rent Commencement Date and each succeeding installment being due on the first day of each calendar month thereafter. The initial Tax Estimate and all succeeding installments shall be in the amount set forth in Section 1.1.I., until Landlord issues notice of change. Landlord shall give Tenant thirty (30) days notice of any such change. After the end of each Tax Year, Landlord shall send Tenant a statement setting forth the amount of the Tax Rent together with a copy of the tax bill, and the sum of the Tax Estimates which have been paid by Tenant for such Tax Year. If the amount of the Tax Rent for such period exceeds the total of the Tax Estimates paid by Tenant, Tenant shall pay the difference to Landlord within twenty (20) days after receipt of such statement. If the total of the Tax Estimates paid by Tenant for such period exceeds the Tax Rent for such period, Landlord shall credit the difference toward the Tax Estimates next due and, at the end of the Term, refund any excess amount of Tax Rent paid by Tenant, less the amount of any moneys owed to Landlord by Tenant. Landlord shall credit Tenant with its proportionate share of any refund received by Landlord of any Tax to which Tenant has contributed.

Section 5.9    Taxes on Tenant's Personal Property.
               -----------------------------------

     Tenant shall pay all governmental taxes, charges, fees and assessments applicable to Tenant's personal property, trade fixtures, inventory and Tenant's Rent obligation before they become delinquent.



                                  ARTICLE VI
                                 COMMON AREAS
                                 ------------

Section 6.1    Use of Common Areas.
               -------------------

     Tenant shall have a non-exclusive license to use the Common Areas (including without limitation the unrestricted right to use the entire retail parking lot of the Shopping Center for its customers and patrons), subject to the exclusive control and management of Landlord and the rights of Landlord and of other tenants. Tenant shall comply with such rules and regulations as Landlord prescribes regarding use of the Common Areas. Landlord represents that as of the date of this Lease, all public rights-of-way leading to and/or adjacent to the Shopping Center (i) are as shown on Exhibit A, and (ii) afford actual and legal access to and from the Shopping Center. Landlord has no knowledge, without independent inquiry, of any threatened or actual condemnation proceedings affecting such public rights-of-way. Tenant shall comply with such rules and regulations contained in this Lease or hereinafter enacted provided that (i) such rules and regulations are uniformly applied to, and are uniformly enforced against, all tenants and other occupants of the Shopping Center, (ii) such rules and regulations are not inconsistent with this Lease, do not impair the rights granted to Tenant hereunder and do not materially interfere with Tenant's normal business operations, and (iii) Tenant has obtained a copy of any additional rules and regulations. Tenant shall not use the Common Areas for any sales or display purposes, or for any purpose which would impede or create hazardous conditions for the flow of pedestrian or other traffic. Tenant shall use only such entrances, exits, and service lanes in the rear of the stores as designated by Landlord for the loading or unloading of trucks or other vehicles. Tenant and Tenant's employees shall use only the employee parking areas designated by Landlord in the subsurface parking area. Landlord shall use good faith efforts throughout the Term of this Lease to require the employees of other tenants in the Shopping Center to park in the areas designated by Landlord as employee parking areas. If unauthorized persons use the Common Area for parking or other purposes to an extent which reasonably shall be objectionable to Tenant, Landlord shall, upon written request by Tenant, take reasonable action to prevent said unauthorized use. Notwithstanding the foregoing or anything to the contrary contained elsewhere in this Lease, Landlord may, in its sole discretion, charge customers and employees of the Shopping Center for automobile or other vehicular parking, and/or install parking meters in the parking areas comprising the Shopping Center. Landlord agrees that any parking charges or charges associated with parking systems instituted by Landlord will be competitive with the Pentagon City, Virginia retail market. Tenant shall have the right to install outdoor seating pursuant to the terms and provisions of Addendum III of this Lease.

Section 6.2 Management and Operation of Common Areas.
            ----------------------------------------

     Landlord shall operate, repair, equip and maintain the Common Areas and shall have the exclusive right and authority to employ and discharge personnel with respect thereto and shall maintain the Common Areas and the Shopping Center in a manner consistent with a first class strip shopping center in the Washington D.C. metropolitan area. Landlord shall keep the Common Areas (i) in a clean and orderly condition, (ii) in compliance with all laws, ordinances, rules and regulations of governmental authorities, and (iii) properly lighted in the portions of the Common Areas as deemed reasonable in Landlord's opinion, but such lighting shall be maintained at least one (1) hour after Tenant's posted closing hour and from 6:00 A.M. until sunrise during the months when the sun rises after 6:00 A.M. Without limiting the foregoing and subject to the provisions of this Section 6.2 and Section 9.8.B, Landlord may (i) use the Common Areas for promotions, exhibits, displays, outdoor seating, food facilities and any other use which tends to attract customers to or benefit the Shopping Center; (ii) grant the right to conduct sales in the Common Areas;
(iii) erect, remove and lease kiosks, planters, pools, sculptures, buildings and other improvements within the Common Areas; (iv) enter into, modify and terminate easements and other agreements pertaining to the use and maintenance of the Shopping Center; (v) construct, maintain, operate, replace and remove lighting, equipment, and signs on all or any part of the Common Areas; (vi) provide security personnel for the Shopping Center; (vii) restrict parking in the Shopping Center; and (viii) discourage non-customer parking. Subject to Landlord's rights to utilize the Common Areas as set forth in this Lease, and any governmental requirements, Landlord agrees to maintain the Public Plaza as an area that is open to the public and not to erect any permanent structures in the Public Plaza, except structures whose size and purpose are consistent with the open character of the Public Plaza.

     Notwithstanding the foregoing, Landlord shall not, in exercising its rights under this Section 6.2, (i) make changes to the Shopping Center or to the Common Areas which will materially adversely obstruct or materially adversely affect access to and from the Leased Premises via Tenant's storefront entrance, (ii) subject to the provisions set forth below in this paragraph, make changes to the Shopping Center or to the Common Areas which would materially adversely affect the visibility of Tenant's storefront identification Sign, entrance and display windows from the immediately adjacent Public Plaza, or (iii) reduce the number of parking spaces in the Shopping Center below that which is required by the applicable governmental authorities. The restrictions contained in clause (ii) of this paragraph do not apply to the erection of kiosks, planters, pools, sculptures, buildings, or other improvements within the Public Plaza or Common Area, except that permanent structures are limited to those whose size and purpose are consistent with the open character of the Public Plaza. Notwithstanding the foregoing, Landlord shall maintain two (2) walkways that provide pedestrian access across the Public Plaza between South Joyce Street and the Leased Premises. Each of the foregoing walkways shall be (i) at least sixteen (16) feet in width, and (ii) accessible from the underground garage serving the Shopping Center. In addition, Landlord agrees to provide access from the Metro stop to the Public Plaza (as shown on Exhibit B-5) provided the Metro stop is operating and open to the public. The foregoing provisions of this paragraph shall not apply in instances where access and/or visibility is temporarily affected as a result of repairs, remodeling, renovation or other construction to the Shopping Center.

     The restrictions in the foregoing paragraph shall be deemed to be null and void and of no force and effect if Tenant is in breach of its obligation to operate under Section 4.1 of this Lease.

     In addition, Landlord shall provide a trash compactor in the Common Area of the Shopping Center which adequately serves Tenant's refuse requirements and a five thousand (5,000) pound lift within a platform measuring 72 x 73 inches for Tenant's non-exclusive use, the cost of such operation, maintenance and repair of such equipment shall be included in Landlord's Operating Costs. The trash enclosure provided for Tenant's non-exclusive use shall be substantially configured as set forth on Exhibit B-4. Landlord shall provide a vehicle loading and unloading area as shown on Exhibit B-4 for Tenant's non-exclusive use. Landlord acknowledges and agrees that in order for Tenant to utilize such area, Tenant shall be permitted to use the adjacent service road.

Section 6.3    Tenant's Share of Operating Costs.
               ---------------------------------

     A. Landlord shall compute Tenant's share of Operating Costs ("Tenant's Share of Operating Costs") for each full or partial calendar year (the "Operating Costs Year") by multiplying the amount of Operating Costs (less contributions paid by Major Tenants toward Operating Costs) by Tenant's Proportionate Share.

     B. Tenant shall pay Tenant's Share of Operating Costs in equal monthly installments ("Operating Costs Estimates") in such amounts as Landlord estimates from time to time, with the first installment being due on the Rent Commencement Date and each succeeding installment being due on the first day of each calendar month thereafter. The initial Operating Costs Estimate and all succeeding installments shall be in the amount set forth in Section 1.1.J., until Landlord issues notice of change. Landlord shall give Tenant thirty (30) days notice of any such change. After the end of each Operating Costs Year, Landlord shall send to Tenant a statement setting forth the amount of Tenant's Share of Operating Costs for the Operating Costs Year in question and the sum of the Operating Costs Estimates that have been paid by Tenant. Landlord agrees to use reasonable efforts to submit such statement to Tenant within one hundred eighty (180) days of the end of the Operating Costs Year. If the amount of Tenant's Share of Operating Costs exceeds the sum of the Operating Costs Estimates paid by Tenant for such period, Tenant shall pay Landlord the difference within twenty (20) days after receipt of such statement. If the sum of the Operating Costs Estimates paid by Tenant for such period exceeds Tenant's Share of Operating Costs for such period, Landlord shall credit the difference toward the Operating Costs Estimate payment(s) next due and, at the end of the Term, refund any excess amount of Operating Costs Estimates paid by Tenant, less the amount of any moneys owed to Landlord by Tenant.

     Notwithstanding the foregoing, Tenant's Share of Operating Costs for the first (1/st/) Operating Costs Year shall not exceed an amount equal to Three and 88/100 Dollars ($3.88) per square foot of Floor Area of the Leased Premises. Thereafter, Landlord agrees that, for purposes of determining Tenant's Proportionate Share of Landlord's Operating Costs for the second and subsequent Operating Costs Year, "controllable" (e.g. all Operating Costs except insurance, snow removal, security and utility costs) Operating Costs shall not increase by more than five percent (5%) from year to year; thus, solely for purposes of determination and calculation of the foregoing limitation, and for such purposes only, Operating Costs shall not include and no limitation on increases shall apply to the costs of insurance, security, snow removal and utilities. The aforesaid excluded items shall be deducted from the Operating Costs before the limitation is applied and, after the limitation on "controllable" Operating Costs is determined, added to the limited "controllable" Operating Costs to determine Tenant's Proportionate Share of Landlord's Operating Costs in any Operating Costs Year.

     In the event that the Landlord under this Lease is no longer Street Retail, Inc. or Federal Realty Investment Trust, then provided no Default shall have occurred and be continuing, Tenant shall have the right to audit Landlord's records and books concerning Operating Costs subject to the following conditions:

     (i) Tenant gives Landlord thirty (30) days' prior written notice of its intent to audit;

     (ii) the audit occurs during Landlord's normal business hours and in Landlord's principal offices;

     (iii) Tenant may only audit said records and books once during each Lease Year;

     (iv) the audit of a Lease Year's books and records must be conducted and completed within twelve (12) months after receipt of the final Operating Costs statement for such Lease Year;

     (v)       Tenant provides Landlord a copy of the auditor's report;

     (iv) Tenant shall keep the results of such audit and Landlord's books and records strictly confidential;

     (vii) the audit must be conducted by an accountant experienced in conducting such audits; and

     (viii) the auditor shall not be retained on a contingency basis, i.e., the auditor's fee shall not be based upon the results of the audit.

     C. "Operating Costs" shall mean all costs and expenses associated with the operation, equipping, painting, maintenance and repair of the Shopping Center including, without limitation, the costs and expenses of: (i) operating, equipping, maintaining, repairing, replacing, lighting, cleaning, striping, and removing snow, ice, garbage, trash and debris from, all parking areas of the Shopping Center (including underground parking); (ii) operating, equipping, maintaining, repairing and replacing ducts, conduits, fire protection systems, sprinkler systems, security alarm systems, roofs, storm and sanitary drainage systems and other utility systems, signs and markers, on and off-site traffic regulation and control signs and devices, and compliance with all laws and regulations; (iii) all premiums, fees and other charges for insurance applicable to the Shopping Center, including commercially reasonable costs in maintaining self insurance; (iv) interior and exterior landscaping; (v) seasonal decorations; (vi) all replacement and improvements of or to the Common Areas including floors, stairways, escalators, elevators, parking areas and similar facilities; (vii) machinery and equipment; (viii) all license and permit fees and any and all parking surcharges; (ix) music program services and loudspeaker systems; (x) employing personnel (to the extent such personnel are on-site at the Shopping Center), including the salaries, benefits and insurance costs of such personnel; (xi) all utility costs relating to the Common Areas; (xii) operating, equipping, maintaining, repairing, and replacing the central HVAC plant and distribution system, and (xiii) operating, maintaining repairing and replacing the condensing water system; (xiii) all costs incurred in installing, employing and operating a validated parking system; (xiv) any portion of shared expenses under the Declaration allocated to the Shopping Center; and (xv) an administrative charge equal to fifteen percent (15%) of the total of all other costs included in Operating Costs. Tenant's Share of Operating Costs shall not contain as a component thereof in any one Operating Costs Year a charge for capital expenditures incurred, or depreciation or amortization thereof, in excess of the product of fifty cents ($.50) times the Floor Area of the Leased Premises.

     Notwithstanding the foregoing, the following items shall be specifically excluded from Operating Costs:

     (i) Rents under any ground lease or any other underlying lease wherein Landlord is the lessee;

     (ii)    Interest or principal payments on any financing for the Shopping
Center;

     (iii)   Leasing commissions;

     (iv) Costs, including permit, license and inspection fees, incurred in renovating, improving, decorating, painting or re-decorating vacant tenant space or space of other tenants in the Shopping Center;

     (v) Costs of repairs or maintenance caused or necessitated by the negligence of Landlord, its agents, contractors or employees or due to defects in initial construction of the Shopping Center;

     (vi) Any expense resulting from the negligent acts or omissions of Landlord, its agents, servants or employees;

     (vii)   Advertising and promotional expenditures;

     (viii) Any costs for which Landlord is reimbursed by insurance proceeds or condemnation awards;

     (ix) Any costs for which Landlord is reimbursed by tenant(s) of the Shopping Center (other than as part of such other tenant's share of Operating Costs);

     (x) The cost of any work or alterations performed by Landlord for any other tenant in the Shopping Center in connection with preparing space for such other tenant's occupancy;

     (xi) Any costs relating exclusively to a tenant in particular as contrasted to tenants in general, such as build-out allowances, rent concessions and brokerage commissions;

     (xii) Professional fees incurred by Landlord in the preparation of leases or in disputes with tenants of the Shopping Center;

     (xiii) Costs and expenses associated with the cleanup of any hazardous waste substances required by law to be removed or neutralized;

     (xiv) Taxes due as a result of or in connection with the sale of the Shopping Center or underlying land or any recordation or transfer taxes;

     (xv) Costs of structural additions or structural improvements to be made to the Shopping Center of the kind to be considered to be "capital improvements" under generally accepted accounting principles (provided, however, that the cost of any such capitalized repair or replacement or improvement incurred by Landlord in performance of its obligations under this Lease shall be amortized over the useful life of the repair or replacement or improvement in accordance with generally accepted accounting principles and the annual amortization cost shall be included in Operating Costs);

     (xvi) The cost of any repair or replacement item which, by standard accounting practice, is required to be capitalized (provided, however, that the cost of any such capitalized repair or replacement items incurred by Landlord in performance of its obligations under this Lease shall be amortized over the life of the repair or replacement item in accordance with generally accepted accounting principles and the annual amortization cost shall be included in Operating Costs);

     (xvii) Charges for depreciation for items other than those incurred by Landlord in performance of its obligations in connection with the maintenance, repair or replacement of the Common Areas and amortized as aforesaid; and

     (xviii) The cost of the original construction of the Shopping Center.

                                  ARTICLE VII
                                   UTILITIES
                                   ---------

Section 7.1    Utility Charges.
               ---------------

     A. Tenant shall pay when due all charges for water, sewer, electricity, gas, telephone service and other utilities supplied to the Leased Premises ("Utility Charges") (other than utilities used in connection with the operation of the central HVAC plant and distribution system which shall be provided by Landlord and paid for by Tenant as part of Tenant's Proportionate Share of Landlord's Operating Costs). If any such utilities are not separately metered or assessed, then in addition to Tenant's payment of separately metered charges, Tenant shall pay Landlord Tenant's Proportionate Share of the charges for non-separately metered utilities, which shall be calculated by multiplying the Utility Charges for such utilities by a fraction, the numerator of which is the Floor Area of the Leased Premises and the denominator of which is the Floor Area of the Shopping Center. Landlord agrees to cooperate with Tenant and execute such customary documentation as may be reasonably necessary to permit water, sewer gas and electric utility services to be provided to the Leased Premises with meters to measure Tenant's use of such services.

     B. At any time Landlord may, at Landlord's option and at Tenant's expense, require Tenant to install submeters. If Landlord does so, Tenant shall pay to Landlord the submetered Utility Charges, plus service fees for the reading of Tenant's submeter by an outside third party or at a rate competitive to that charged by third parties providing such service, on the first day of each calendar month provided such Utility Charges be comparable to the rates Tenant would be charged, as if billed directly for the same services by the local utility authority.

Section 7.2    Discontinuance and Interruption of Service.
               ------------------------------------------

     Landlord shall not be liable to Tenant in damages or otherwise for the quality, quantity, failure, unavailability or disruption of any utility service and the same shall not constitute a termination of this Lease, or an actual or constructive eviction of Tenant, or entitle Tenant to any abatement of Rent.

     Notwithstanding anything to the contrary in this Lease, if utilities serving the Leased Premises are disrupted due to the negligence or acts of Landlord, its agents, contractors, servants or employees, Landlord shall promptly restore the affected utilities at Landlord's sole cost and expense. If the disrupted utilities are not restored by Landlord within forty-eight (48) hours after the Landlord has knowledge of the disruption, and Tenant is unable to conduct its business in the Leased Premises due to the disruption of utility service, the Minimum Rent shall be abated during the period commencing on the expiration of the aforementioned forty-eight (48) hours and ending on the date Tenant is able to resume conducting its business. In no event, however, shall Landlord be liable for consequential damages resulting from any disruption of utilities. In addition, in no event shall a disruption of utility service constitute a termination of this Lease or a constructive or actual eviction of Tenant; provided, however, in the event Tenant is unable to conduct its business in the Leased Premises for more than three (3) consecutive full calendar months due to a disruption in the utilities caused by Landlord, its agents, contractors or employees, Tenant shall have the right to terminate the Lease upon written notice to Landlord at any time prior to the date of such utilities are restored.

Section 7.3    Landlord's Right to Alter Utilities.
               -----------------------------------

     Landlord may at any time alter any utility, and related equipment, serving the Shopping Center, provided such alteration does not materially interrupt service to the Leased Premises and does not unreasonably interfere with Tenant's business operations within the Leased Premises, provided that in no event shall such alteration materially interrupt service to the Leased Premises, and provided further such alteration shall not unreasonably interfere with Tenant's business operations within the Leased Premises.

                                 ARTICLE VIII
                            INDEMNITY AND INSURANCE
                            -----------------------

Section 8.1    Indemnity.
               ---------

     A. Tenant shall indemnify, defend and hold Landlord and its lessors, shareholders, trustees, agents, employees and Mortgagee(s) (collectively, the "Landlord's Indemnitees") harmless from and against all liabilities, obligations, damages, judgments, penalties, claims, costs, charges and expenses, including reasonable architects' and attorneys' fees, which may be imposed upon, incurred by, or asserted against any of the Landlord's Indemnitees and arising, directly or indirectly, out of or in connection with (i) Tenant's breach of its obligations under this Lease, (ii) the acts or negligence of Tenant, its agents, contractors, and employees, (iii) the use or occupancy of the Leased Premises or the Shopping Center by Tenant, its agents, servants, employees, and contractors; and (iv) the use or occupancy of the Leased Premises by Tenant's invitees while within the Leased Premises. If any action or proceeding is brought against any of the Indemnitees by reason of any of the foregoing, Tenant shall reimburse Landlord for the cost of defending such action or proceeding or, upon Landlord's request and at Tenant's sole cost and expense, resist and defend such action and proceeding by counsel approved by Landlord, provided however, that Landlord's approval will not be unreasonably withheld if counsel is selected by Tenant's insurance company. In no event, however, shall Tenant's indemnity cover consequential damages (e.g., lost profits), punitive damages or any damages other than direct, actual and compensatory damages incurred by Landlord. Tenant shall not be obligated to indemnify Landlord's Indemnitees against loss, liability, damage, cost or expense arising out of a claim for which Tenant is released from liability pursuant to Section 8.7 below (or a claim arising out of the willful or negligent acts or omissions of Landlord or its agents, employees or contractors).

     B. Landlord shall indemnify, defend and hold Tenant, its officers, shareholders, trustees, principals, agents and employees (collectively "Tenant's Indemnitees") harmless from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees which may be imposed upon, incurred by, or asserted against any of the Tenant's Indemnitees and arises out of (i) the negligence or willful acts or omissions of Landlord, its agents, contractors, servants and/or employees; and
(ii) the use of the Common Areas except as shall be occasioned by the negligence or willful acts or omissions of Tenant, its agents, servants and/or employees (in which event Tenant shall indemnify and hold harmless Landlord to the extent of such negligence or willful act or omission). In no event, however, shall Landlord's indemnity cover consequential damages (e.g., lost profits), punitive damages or any damages other than direct, actual and compensatory damages incurred by Tenant. Notwithstanding the foregoing, Landlord shall not be obligated to indemnify Tenant's Indemnitees against loss, liability, damage, cost or expense arising out of a claim for which Landlord is released from liability pursuant to Section 8.7 below (or a claim arising out of the willful or negligent acts or omissions of Tenant or its agents, employees or contractors).

Section 8.2    Landlord Not Responsible for Acts of Others.
               -------------------------------------------

     Except to the extent of the negligence of Landlord's Indemnitees and to the maximum extent permitted by law, the Landlord's Indemnitees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or injury or damage to person or property sustained by Tenant, or any person claiming by, through or under Tenant, resulting from any accident or occurrence in, on, or about the Shopping Center, including claims for loss, theft, injury or damage resulting from: (i) any equipment or appurtenances being or becoming out of repair; (ii) wind or weather; (iii) any defect in or failure to operate any sprinkler, HVAC equipment, electric wiring, gas, water or steam pipe, stair, railing or walk; (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the escape of gas, steam or water; (vii) water, snow or ice being upon the Shopping Center or coming into the Leased Premises; (viii) the falling of any fixture, plaster, tile, stucco or other material; (ix) any act, omission or negligence of other tenants, licensees or any other persons including occupants of the Shopping Center, occupants of adjoining or contiguous buildings, owners of adjacent or contiguous property, or the public.

Section 8.3    Tenant's Insurance.
               ------------------

     Commencing on the Term Commencement Date and at all times thereafter, Tenant shall carry and maintain, at its sole cost and expense:

     A. Commercial General Liability Insurance (ISO form or equivalent) naming Tenant as the named insured and Landlord and (at Landlord's request) Landlord's mortgagee (and managing agent), if any, and Federal Realty Investment Trust ("FRIT"), if FRIT is not the Landlord under this Lease, as additional insureds, protecting Tenant and the additional insureds against liability for bodily injury, death and property damage occurring upon or in the Leased Premises, with a minimum combined single limit of One Million Dollars ($1,000,000.00) and a general aggregate limit of Two Million Dollars ($2,000,000.00). If the policy also covers locations other than the Leased Premises, the policy shall include a provision to the effect that the aggregate limit of Two Million Dollars ($2,000,000.00) shall apply separately at the Leased Premises. If Tenant sells, serves or distributes alcoholic beverages in or on the Leased Premises, then such General Liability Insurance shall include, at the same minimum limits of liability as shown above, Liquor Legal Liability coverage.

     B. "All Risks" or "Special Form" property insurance covering all of Tenant's Property (as defined in Section 9.5. below), and the floor and wall coverings within the Leased Premises, and written for at least the full replacement cost with a deductible of not more than Ten Thousand Dollars ($10,000.00).

     C. Plate glass insurance covering all plate glass in the Leased Premises. Tenant shall be and remain liable for the repair and restoration of all such plate glass.

Section 8.4    Tenant's Contractor's Insurance.
               -------------------------------

     Tenant shall cause any contractor performing work on the Leased Premises to obtain, carry and maintain, at no expense to Landlord: (i) worker's compensation insurance and employer's liability as required by the jurisdiction in which the Shopping Center is located; (ii) builder's risk insurance with a deductible no greater than Ten Thousand Dollars ($10,000.00), in the amount of the full replacement cost of the Tenant's Property and the Leasehold Improvements; and
(iii) Commercial General Liability Insurance providing on an occurrence basis a minimum combined single limit of One Million Dollars ($1,000,000.00) per occurrence (and Two Million Dollars ($2,000,000.00) general aggregate, if applicable); and (iv) business automobile liability insurance including the ownership, maintenance and operation of the automotive equipment, owned, hired, and non-owned coverage with a combined single limit of not less than One Million

Dollars ($1,000,000.00) for bodily injury and property damage. If the contractor fails to acquire such insurance, Tenant shall provide such insurance (except worker's compensation insurance and employer's liability) at its sole cost and expense.

Section 8.5    Policy Requirements.
               -------------------

     Any company writing any insurance which Tenant is required to maintain or cause to be maintained under Sections 8.3. and 8.4. as well as any other insurance pertaining to the Leased Premises or the operation of Tenant's business therein (all such insurance being referred to as "Tenant's Insurance") shall at all times be licensed and qualified to do business in the jurisdiction in which the Leased Premises are located and shall have received an A or better (and be in a financial size category of class VII or higher) rating by the latest edition of A.M. Best's Insurance Rating Service. All of Tenant's Insurance may be carried under a blanket policy covering the Leased Premises and any other location of Tenant, if (i) the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, and
(ii) such blanket policy allocates to the properties and liabilities to be insured under this Article VIII an amount not less than the amount of insurance required to be covered pursuant to this Article VIII, so that the proceeds of such insurance shall not be less than the proceeds that would be available if Tenant were insured under a unitary policy. All policies of Tenant's Insurance shall contain endorsements requiring the insurer(s) to give to all additional insureds at least thirty (30) days advance notice of any material reduction, cancellation, termination or non-renewal of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least five (5) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of the term of any such insurance policy, a certificate of insurance, or copy thereof, of all policies procured by Tenant in compliance with its obligations under the Lease. The limits of Tenant's Insurance shall not limit Tenant's liability under the Lease, at law, or in equity. If Tenant fails to deposit a certificate of insurance with Landlord for a period of three (3) days after notice from Landlord, Landlord may acquire such insurance, and Tenant shall pay Landlord the amount of the premium applicable thereto within five (5) days following notice from Landlord.

Section 8.6    Increase in Insurance Premiums.
               ------------------------------

     Tenant shall not keep or do anything in the Leased Premises that will (i) result in an increase in the rate of any insurance on the Shopping Center; (ii) violate the terms of any insurance coverage on the Shopping Center carried by Landlord or any other tenant; (iii) prevent Landlord from obtaining such policies of insurance acceptable to Landlord or any Mortgagee of the Shopping Center; or (iv) violate the rules, regulations or recommendations of Landlord's insurers, loss prevention consultants, safety engineers, the National Fire Protection Association, or any similar body having jurisdiction over the Leased Premises. If Tenant does so, Tenant shall pay to Landlord upon demand the amount of any increase in any such insurance premium. In determining the cause of any increase in insurance premiums, the schedule or rate of the organization issuing the insurance or rating procedures shall be conclusive evidence of the items and charges which comprise the insurance rates and premiums on such property.

     Notwithstanding anything to the contrary in the foregoing, Landlord hereby represents that the Permitted Use will not cause an increase in Landlord's insurance premiums. Landlord, however, has no knowledge of and makes no representations, actual or implied, of Tenant's actual use and operations within the Leased Premises.

Section 8.7    Waiver of Right of Recovery.
               ---------------------------

     A. Landlord and Tenant (each, a "Waiving Party") each hereby waives and releases all rights of recovery against the other and the other's agents and employees (the "Released Parties") on account of loss or damage to the property of the Waiving Party to the extent that such loss or damage is required to be insured against under any property damage insurance policies required to be carried by this Lease. By this waiver it is the intent of the parties that the Released Parties shall not be liable to the Waiving Party or any insurance company (by way of subrogation or otherwise) insuring the Waiving Party for any loss or damage insured against (or that could have been insured against) under any property damage insurance required by this Article, even though such loss or damage might be caused by the negligence of one (1) or more of the Released Parties; provided, however, the mutual release contained herein shall not apply to damage to the Waiving Party's property caused by the willful misconduct of any of the Released Parties. If the Waiving Party does not carry, or is not required to carry, property damage insurance pursuant to this Lease, this release shall apply to damage to the Waiving Party's property that would have been covered by a policy of "all risk" or "special form" property damage insurance if the Waiving Party had maintained such insurance. Notwithstanding anything to the contrary contained herein, the provisions of this Section 8.7.A, shall apply in the event Landlord elects to self-insure as permitted pursuant to the provisions of Section 8.8 of this Lease.

     B. Each of Landlord and Tenant shall include in each of its property damage insurance policies a waiver of the insurer's right of subrogation against the other party and the officers, directors, agents and employees of, and the partners in, the other party. If such waiver is not, or ceases to be, obtainable without additional charge (other than a nominal administrative charge) or at all, the insuring party shall so notify the other party promptly after notice thereof. If the other party agrees in writing to pay the insurer's additional charge therefor, such waiver shall (if obtainable) be included in the policy. Landlord and Tenant hereby acknowledge that such waiver is obtainable under normal commercial insurance practice on the date of this Lease at no additional charge (other than a nominal administrative charge).

     C.   Intentionally Deleted.

Section 8.8    Landlord's Insurance Requirements.
               ---------------------------------

     Landlord shall maintain (i) "all risk" or "special form" property insurance insuring the buildings composing the Shopping Center to the extent of eighty percent (80%) of the full replacement value of such buildings, and (ii) Comprehensive General Liability Insurance (ISO form or equivalent) covering the Shopping Center with minimum limits of liability as follows: (a) One Million Dollars ($1,000,000.00) for bodily injury (or death) to any one person, (b) Two Million Dollars ($2,000,000.00) for bodily injury (or death) to more than one person, and (c) One Million Dollars ($1,000,000.00) for property damage; or, in lieu of the foregoing, Two Million Dollars ($2,000,000.00) combined single limit aggregate. Notwithstanding anything to the contrary contained in this Lease, Tenant acknowledges and agrees that so long as Landlord is Street Retail, Inc., a Maryland corporation, or Federal Realty Investment Trust, a Maryland real estate investment trust ("FRIT"), or an affiliate of FRIT, Landlord may self insure against the risks covered by the aforementioned insurance provided: (1) Landlord has a net worth of Twenty-Five Million Dollars ($25,000,000.00); (2) Landlord maintains loss histories evidencing the losses incurred by Landlord; and (3) Landlord establishes and funds a reserve adequate to cover the amount of losses projected by the loss histories. Furthermore, provided the insurance coverage carried by Landlord pursuant to (i) above shall not be reduced or otherwise adversely affected, all of Landlord's insurance may be carried under a blanket policy covering the Shopping Center and any other property owned, leased or operated by Landlord or its affiliates, provided the insurance requirements in this Lease are fulfilled and the insurance coverage is not diminished in any way.

                                  ARTICLE IX

                         CONSTRUCTION AND ALTERATIONS
                         ----------------------------

Section 9.1    Condition of Leased Premises.
               ----------------------------

     Except for Landlord's Work (as defined and set forth in Exhibit B of this Lease), Tenant acknowledges: (i) upon delivery of possession of the Leased Premises by Landlord to Tenant, Tenant accepts the Leased Premises, and all improvements, betterments and equipment "AS IS," with no representation or warranty by Landlord as to the condition or suitability of the Leased Premises or of the Shopping Center for Tenant's purpose; and (ii) Landlord has no obligation to improve or repair the Leased Premises, or the Shopping Center, except as specifically set forth in this Lease. Notwithstanding the foregoing, Landlord represents that the Leased Premises shall be delivered to Tenant in compliance with all environmental laws and free of all hazardous materials except as otherwise provided in the environment reports dated September 1996, June 1998, and March 2000, which Tenant has reviewed and accepted prior to the execution of this Lease.

     Notwithstanding anything to the contrary contained herein, Landlord and Tenant agree that, at the time the Leased Premises are delivered to Tenant, a representative of each shall inspect the Leased Premises together and develop a mutually agreed upon punch list of defects in Landlord's Work (as defined and set forth in Exhibit B of this Lease) in the Leased Premises, which defects shall be corrected by Landlord at its expense within thirty (30) days thereafter. After the Term Commencement Date, Landlord agrees to notify Tenant of any structural changes to Building C which would have a material impact on Tenant's construction or use of the Leased Premises.

Section 9.2    Tenant Improvements.
               -------------------

     Landlord and Tenant, at their respective sole cost and expense, agree to provide all improvements to the Leased Premises in accordance with their respective obligations set forth in Exhibit B. Notwithstanding anything to the contrary set froth herein, Tenant's Preliminary Store Design Drawings attached hereto as Exhibit B-3 have been approved by Landlord and in the event of conflict between such drawings and other provisions of this Lease, the Preliminary Store Design Drawings set forth on Exhibit B-3 shall prevail only to the extent that such element or material has been detailed or identified on Exhibit B-3 or Tenant's sample board. Tenant acknowledges that Exhibit B-3 does not reflect the entire detail required for Landlord's final approval of Tenant's Leased Premises and Tenant shall submit Construction Documents as required under the provisions of Exhibit B. Landlord agrees that in approving Tenant's Construction Documents, it will not require modification of the appearance, location or type of materials of any elements which are shown and identified on Exhibit B-3 and approved by Landlord. All work to be performed by Landlord in the Leased Premises shall be performed in a good and workmanlike manner, in accordance with all rules, regulations, codes and ordinances of any local, municipal, state and/or federal authorities having jurisdiction thereof.

Section 9.3    Alterations.
               -----------

     After completion of Tenant's Work, Tenant shall not make or cause to be made any alterations, additions, renovations, improvements or installations in or to the Leased Premises without Landlord's prior consent, which such consent may be granted or withheld in Landlord's sole and absolute discretion if such alterations (i) impact the structure of the base building, (ii) impact the base building mechanical, electrical or plumbing systems, or (iii) cost more than Seventy-Five Thousand Dollars ($75,000.00) for any single alteration.

Section 9.4    Work Requirements.
               -----------------

     All work performed by Tenant in the Leased Premises shall be performed (i) promptly and in a workmanlike manner with first-class materials; (ii) by duly qualified or licensed Persons; (iii) without interference with, or disruption to, the operations of Landlord or other tenants or occupants of the Shopping Center; and (iv) in accordance with (a) plans and specifications approved in writing in advance by Landlord (as to both design and materials) which such approval may be granted or withheld in Landlord's sole and absolute discretion, except as otherwise provided in Section 9.3., and (b) all applicable governmental permits, rules and regulations.

Section 9.5    Ownership of Improvements.
               -------------------------

     All present and future alterations, additions, renovations, improvements and installations made to the Leased Premises, including the HVAC system, ("Leasehold Improvements") shall be deemed to be the property of Landlord when made and, upon Tenant's vacation or abandonment of the Leased Premises and, unless Landlord directs otherwise, shall remain upon and be surrendered with the Leased Premises in good order, condition and repair reasonable wear and tear expected. All movable goods, inventory, office furniture, equipment, trade fixtures (including exterior Signs) and other movable personal property belonging to Tenant that are not permanently affixed to the Leased Premises, shall remain Tenant's property ("Tenant's Property") and shall be removable by Tenant at any time, provided that Tenant: (i) is not in default under this Lease; and (ii) shall repair any damage to the Leased Premises or the Shopping Center caused by the removal of any of Tenant's Property.

     Notwithstanding anything to the contrary contained herein, Landlord hereby expressly agrees to subordinate any lien granted to Landlord, whether statutory or otherwise, in Tenant's personal property, trade fixtures, inventory, or stock-in-trade located in the Leased Premises for non-payment of Rent, default by Tenant, or any other reason whatsoever. In the event any party shall require a further writing from Landlord evidencing the foregoing subordination, such writing shall be substantially similar to Exhibit G and subject to Tenant's payment to Landlord of an administrative fee as defined in Section 17.3 hereof.

Section 9.6    Removal of Tenant's Property.
               ----------------------------

     Tenant shall remove all of Tenant's Property (and any Leasehold Improvements as Landlord may direct) prior to the Termination Date or the termination of Tenant's right to possession. Tenant shall repair any damage to the remaining Leasehold Improvements, the Leased Premises or any other portion of the Shopping Center caused by such removal. If Tenant fails to timely remove said items after twenty (20) days notice from Landlord, they shall be considered as abandoned and shall become the property of Landlord, or Landlord may have them removed and disposed of.

Section 9.7    Mechanic's Liens.
               ----------------

     No mechanic's or other lien shall be allowed against the Shopping Center as a result of Tenant's improvements to the Leased Premises. Tenant shall promptly pay all persons furnishing labor, materials or services with respect to any work performed by Tenant on the Leased Premises. If any mechanic's or other lien shall be filed against the Leased Premises or the Shopping Center by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to or for the benefit of Tenant, Tenant shall cause the same to be discharged of record or bonded to the satisfaction of Landlord within fifteen (15) days subsequent to Tenant's receipt of Notice of the filing. If Tenant fails to discharge or bond any such lien, Landlord, in addition to all other rights or remedies provided in this Lease, may bond said lien or claim (or pay off said lien or claim if it cannot with reasonable effort be bonded) without inquiring into the validity thereof and all expenses incurred by Landlord in so discharging said lien, including reasonable attorney's fees, shall be paid by Tenant to Landlord as Additional Rent on thirty (30) days' demand.

Section 9.8    Changes to Shopping Center.
               --------------------------

     A. Exhibit A sets forth the proposed general layout of the Shopping Center. Exhibit A shall not be deemed Landlord's representation or agreement that all or any part of the Shopping Center is, will be, or will continue to be, configured as indicated therein. Landlord reserves the right to determine all tenancies in the Shopping Center, and Tenant does not rely on, nor does Landlord represent, the tenancy of any specific tenant(s).

     B. Landlord shall have the right, at any time, to (i) make alterations or additions to, or demolish all or any part of, the Shopping Center; (ii) build other buildings or improvements in or about the Shopping Center; and (iii) convey to others or withdraw portions of the Shopping Center.

     Notwithstanding the foregoing, Landlord shall not, in exercising its rights under this Section 9.8.B. or Section 6.2, (i) make changes to the Shopping Center or to the Common Areas which will materially adversely obstruct or materially adversely affect access to and from the Leased Premises via Tenant's storefront entrance, (ii) subject to the provisions set forth below in this paragraph, make changes to the Shopping Center or to the Common Areas which would materially adversely affect the visibility of Tenant's storefront identification sign, entrance and display windows from the immediately adjacent Public Plaza, (iii) reduce the number of parking spaces in the Shopping Center below that which is required by the applicable governmental authorities, or (iv) alter the primary retail nature of the first floor spaces of Buildings B and C. The restrictions contained in clause (ii) of this paragraph do not apply to the erection of kiosks, planters, pools, sculptures, buildings, or other improvements within the Public Plaza or Common Area, except that permanent structures are limited to those whose size and purpose are consistent with the open character of the Public Plaza. Notwithstanding the foregoing, Landlord shall maintain two (2) walkways that provide pedestrian access across the Public Plaza between South Joyce Street and the Leased Premises. Each of the foregoing walkways shall be (i) at least sixteen (16) feet in width, and (ii) accessible from the underground garage serving the Shopping Center. In addition, Landlord agrees to provide access from the Metro stop to the Public Plaza (as shown on Exhibit B-5 provided the Metro stop is operating and open to the public.
Subject to Landlord's rights to utilize the Common Areas as set forth in this Lease, and any governmental requirements, Landlord agrees to maintain the Public Plaza as an area that is open to the public and not to erect any permanent structures in the Public Plaza, except structures whose size and purpose are consistent with the open character of the Public Plaza. The foregoing provisions of this paragraph shall not apply in instances where access and/or visibility is temporarily affected as a result of repairs, remodeling, renovation or other construction to the Shopping Center.

     The restrictions in the foregoing paragraph shall be deemed to be null and void and of no force and effect if Tenant is in breach of its obligation to operate under Section 4.1 of this Lease.

     C. If Landlord renovates or remodels the front exterior of the Leased Premises or the Shopping Center, Tenant agrees at its sole risk and expense to:
(i) upon request of Landlord, to remove its then existing Signs to facilitate the remodeling work; (ii) upon direction of Landlord, re-install Signs as appropriate under the new criteria and consistent with such exterior remodeling;
(iii) replace Tenant's storefront if such replacements are part of Landlord's renovation plans and (iv) otherwise cooperate with Landlord to facilitate such renovation and remodeling. Tenant consents to the performance of all work deemed appropriate by Landlord to accomplish any of the foregoing, and to any inconvenience or disruption caused thereby.

     Notwithstanding anything contained herein to the contrary, if Landlord renovates the Shopping Center during the first five (5) Lease Years, Tenant shall not be obligated to pay for the installation of a new Sign or a new storefront.


                                   ARTICLE X
                  REPAIRS, MAINTENANCE, AND LANDLORD'S ACCESS
                  -------------------------------------------

Section 10.1   Repairs by Landlord.
               -------------------

     Subject to the terms of this Lease, including without limitation Sections
10.2 and 11.3 below, Landlord shall make all repairs to the Common Areas and structural repairs to the Leased Premises and to the buildings composing the Shopping Center. If any such repairs are necessitated by Tenant's breach of this Lease, or by any act or negligence of Tenant, its agents, employees, assigns, concessionaires, contractors or invitees, Tenant shall reimburse to Landlord, the reasonable cost incurred in completing such repairs.

     Notwithstanding anything to the contrary contained herein, Landlord will, at its expense, subject to reimbursement to Landlord as part of Operating Costs, keep the roof, downspouts, gutters, exterior walls (excluding doors, storefront, windows and glass), the structural concrete floor of the Leased Premises (excluding floor coverings, such as carpeting, terrazzo and other special flooring), and sprinkler mains and utility pipes, conduits, ducts, meters and lines outside of and not exclusively serving the Leased Premises in good repair.

     Notwithstanding anything to the contrary contained herein, Landlord shall, at its own expense, comply with all laws, orders, ordinances and regulations of Federal, State, County, Municipal and other governmental authorities respecting all matters relating to the Landlord's maintenance and repair obligations under this Section 10.1.

Section 10.2   Repairs and Maintenance by Tenant.
               ---------------------------------

     A. Throughout the Term Tenant shall maintain the non-structural portions of the Leased Premises (including the storefront), the loading dock designated for Tenant's exclusive use, if any, the Leasehold Improvements and Tenant's Property in first class condition as deemed by Tenant in Tenant's commercially reasonable business judgment, and in good order and repair. Tenant shall not cause or permit any waste, damage or injury to the Leased Premises or the Shopping Center. Tenant's obligations shall include, without limitation, repairing, maintaining, and making replacements to items such as the following: floor coverings; walls (other than structural walls) and wall coverings; ceilings; utility meters; pipes and conduits exclusively serving the Leased Premises; fixtures; the HVAC system; plumbing, electrical and other mechanical systems exclusively serving the Leased Premises; sprinkler and other fire protection equipment exclusively serving the Leased Premises; the storefront(s); security grilles or similar enclosures; locks and closing devices; window sashes, casements and frames; glass; doors and door frames; and submeters exclusively serving the Leased Premises. Tenant agrees to maintain with a reputable contractor a regular service and maintenance contract on the HVAC equipment and system servicing the Leased Premises, with routine inspections and servicing as recommended by the HVAC manufacturer. Furthermore, in the event the Tenant under this Lease is not Silver Diner Development, Inc., or an affiliate of Tenant, Tenant shall remodel or refurbish the Leased Premises, as reasonably necessary in Tenant's commercially reasonable business judgment, at least once every five (5) years in accordance with plans approved in advance by Landlord.

     Notwithstanding anything to the contrary contained herein, in order to eliminate the problem of sewer back-ups and health hazards, Tenant shall install grease traps in the Leased Premises, the type and manner of installation of such grease traps being subject to Landlord's prior written approval, and shall establish a bi-monthly cleaning program with respect thereto. In addition to the bi-monthly cleaning of the grease traps, Tenant shall use "Cloroben PT" or a similar type of chemical in all drain lines, in accordance with the manufacturer's recommendations, to help dissolve any grease build-up. Further, a regular and periodic extermination program shall be instituted. Tenant shall provide Landlord with copies of its cleaning contract for its grease traps and its extermination contracts upon execution of the Lease.

     B. Tenant shall install and maintain such fire extinguishers and other fire protection devices as may be required by any agency having jurisdiction over, or by the underwriters issuing insurance for, the Shopping Center. Tenant agrees to routine inspections of fire protection devices by contractors acceptable to Landlord. If any governmental authority with jurisdiction of the Shopping Center requires the installation, modification, or alteration of the sprinkler system, or other equipment, by reason of Tenant's business; or the location of any partitions, trade fixtures, or other contents of the Leased Premises; then Tenant shall promptly install such sprinkler system or changes therein.

     C. Tenant shall keep the service areas, Cafe Area as provided in Addendum III, sidewalks, and loading docks or bays exclusively serving the Leased Premises free from ice and snow and shall not permit the accumulation of garbage, trash or other waste in or around the Leased Premises.

Section 10.3   Inspections, Access and Emergency Repairs by Landlord.
               -----------------------------------------------------

     Upon reasonable prior notice and without materially adversely affecting Tenant's business within the Leased Premises, Tenant shall permit Landlord or its designees to enter all parts of the Leased Premises during the Store Hours to inspect the same and make necessary repairs or alterations to utilities and venting ducts. In the event of an emergency, Landlord may enter the Leased Premises at any time and make such inspection and repairs as Landlord deems necessary, at the risk and for the account of Tenant.


                                   ARTICLE XI
                                    CASUALTY
                                    --------

Section 11.1   Fire or Other Casualty.
               ----------------------

     Tenant shall give prompt notice to Landlord in case of fire or other casualty ("Casualty") to the Leased Premises or the Shopping Center.

Section 11.2   Right to Terminate.
               ------------------

     A. If (i) the buildings (taken in the aggregate) in the Shopping Center are damaged to the extent of more than fifty percent (50%) of the cost of replacement thereof; or (ii) during the last two Lease Year or in any Partial Lease Year at the end of the Term the Leased Premises are damaged in whole or in part; or (iii) intentionally deleted; then in any such event Landlord may terminate this Lease by notice to Tenant within one hundred fifty (150) days after the date of the Casualty. If Landlord so terminates this Lease then the Termination Date shall be the date set forth in the notice to Tenant, which date shall not be less than thirty (30) days nor more than ninety (90) days after the giving of said notice. The "cost of replacement" shall be determined by the company or companies insuring Landlord against the Casualty, or, if there shall be no such determination, by a qualified Person selected by Landlord to determine such "cost of replacement.

     If the Leased Premises are damaged during the last three (3) Lease Years or in any partial Lease Year at the end of the Term, Tenant may exercise its option to extend the Term of the Lease (pursuant to the provisions of Addendum III of this Lease) provided that Tenant exercises such option by giving Landlord written notice within thirty (30) days after the date of the Casualty. If Tenant exercises its option in accordance with the preceding sentence, Landlord's right to terminate this Lease within the last three (3) Lease Years or in any partial Lease Year at the end of the Term, as provided in subparagraph
(ii) of this Section 11.02.A., shall be null and void.

     B. If during the last three (3) Lease Years or in any Partial Lease Year at the end of the Term either (i) the Leased Premises are damaged to the extent of thirty percent (30%) or more of the cost of replacement thereof, or (ii) more than fifty percent (50%) of the Floor Area of the Shopping Center immediately before such Casualty is rendered untenantable, Tenant may terminate this Lease by giving Landlord sixty (60) days' prior notice given within sixty (60) days after the date of the Casualty. Notwithstanding anything to the contrary contained herein, in the event of a Casualty to the Leased Premises (and provided the Lease is not terminated pursuant to the provisions contained in this Article XI), if Landlord fails to commence and diligently pursue the restoration and/or repairs to the Leased Premises in accordance with the provisions of Section 11.3. within one hundred eighty (180) days from the date of such Casualty, Tenant shall have the right to terminate this Lease by giving Landlord thirty (30) days' prior notice given within thirty (30) days after the expiration of the aforesaid period. Notwithstanding anything contained herein to the contrary, Landlord shall, within sixty (60) days after any loss, damage or destruction to the Leased Premises, deliver to Tenant an estimate, prepared by a reputable independent contractor selected by Landlord, setting forth such contractor's estimate as to the reasonable time required to repair such Casualty. If such estimated time period exceeds nine (9) months from the date of such Casualty, Tenant may elect to terminate this lease by notice to Landlord not later than thirty (30) days following delivery of such estimate. If Tenant makes such election, this Lease shall expire upon the thirtieth (30th) day after notice of such election is given by Tenant and Tenant shall vacate the Leased Premises and surrender the same to Landlord. If Tenant fails to make such election or the estimated time period is within such nine (9) month period, then if Landlord fails to repair the Leased Premises (i) within the estimated time period, if such period was greater than nine (9) months or (ii) within such nine (9) month period, if the estimated time period was nine (9) months or less, Tenant may elect to terminate this Lease by notice to Landlord not later than thirty (30) days following the expiration of such estimated time period. If Tenant makes such election, this Lease shall expire upon the thirtieth (30th) day after notice of such election is given by Tenant and Tenant shall vacate the Leased Premises and surrender the same to Landlord.

     C. If the Casualty shall render the Leased Premises untenantable, in whole or in part, all Rent shall abate proportionately during the period of such untenantability, computed on the basis of the ratio which the amount of Floor Area of the Leased Premises rendered untenantable bears to the total Floor Area of the Leased Premises. In the event Tenant is unable to reasonably operate a restaurant in the remaining portion of the Leased Premises not affected by the Casualty, Tenant's Rent shall abated as set forth herein. Such abatement shall terminate on the earliest of (i) the date any such repair and restoration work is substantially completed by Landlord, (ii) sixty (60) days after the date any such repair and restoration work is substantially completed by Tenant, or (iii) the date Tenant reopens for business in the portion of the Leased Premises previously rendered untenantable. Except to the extent specifically set forth in this Section 11.2., neither the Rent nor any other obligations of Tenant under this Lease shall be affected by any Casualty, and Tenant hereby specifically waives all other rights it might otherwise have under law or by statute.

     Notwithstanding anything to the contrary contained herein, in the event this Lease shall be terminated by Landlord in accordance with the provisions hereof, Tenant shall be entitled to receive from Landlord the unamortized cost of Tenant's Work or Tenant's Improvements, as specified in Exhibit B, less (i) any insurance proceeds recovered by Tenant for damage to Tenant's Work or Improvements, as specified in Exhibit B, and (ii) the Construction Allowance [amortized on a straight-line basis over the initial Term of the Lease, in accordance with generally accepted accounting principles]. Tenant hereby agrees to diligently pursue all insurance claims it may have for damage to the Tenant's Work or Improvements, as specified in Exhibit B.

Section 11.3   Landlord's Duty to Reconstruct.
               ------------------------------

     Subject to Landlord's ability to obtain the necessary permits and the availability of insurance proceeds, Landlord shall repair the Leased Premises (excluding Tenant's Property and the floor and wall coverings and plate glass in the Leased Premises, which shall be Tenant's obligation to repair, restore or replace) to a substantially similar condition as existed prior to the Casualty; provided, however, that Landlord complies with its obligations to maintain Casualty insurance in full replacement cost as required by this Lease, in no event shall Landlord be required to expend an amount in excess of the insurance proceeds received by Landlord in performing such repairs or reconstruction.

Section 11.4   Tenant's Duty to Reconstruct.
               ----------------------------

     Provided this Lease is not terminated pursuant to any provisions hereof and Landlord rebuilds the Leased Premises pursuant to Section 11.3 above, Tenant shall promptly commence and diligently pursue to completion the redecorating and refixturing of the Leased Premises, including repairing, restoring or replacing Tenant's Property, the floor and wall coverings and the plate glass, to a substantially similar condition as existed prior to the Casualty. Tenant shall reopen for business in the Leased Premises as soon as practicable after the occurrence of the Casualty.


                                  ARTICLE XII
                                  CONDEMNATION
                                  ------------

Section 12.1   Taking of Leased Premises.
               -------------------------

     A. If more than twenty-five percent (25%) of the Floor Area of the Leased Premises shall be appropriated or taken under the power of eminent domain, or conveyance shall be made in anticipation or in lieu thereof ("Taking"), either party may terminate this Lease as of the effective date of the Taking by giving notice to the other party of such election within thirty (30) days prior to the date of such Taking.

     Notwithstanding anything to the contrary contained herein, if a portion of the Leased Premises is Taken, Tenant shall further have the right to terminate the Lease at the same time and in the manner provided in Section 12.1.A. if in Tenant's reasonable judgment the portion of the Leased Premises remaining cannot be reasonably utilized for the operation of Tenant's business.

     B. If there is a Taking of a portion of the Leased Premises and this Lease is not terminated pursuant to Section 12.1.A., then (i) as of the effective date of the Taking, this Lease shall terminate only with respect to the portion of the Leased Premises taken; (ii) after the effective date of the Taking, the Rent shall be reduced by multiplying the same by a fraction, the numerator of which shall be the Floor Area taken and the denominator of which shall be the Floor Area of the Leased Premises immediately prior to the Taking;
(iii) as soon as reasonably possible after the effective date of the Taking, Landlord shall, to the extent feasible, restore the remaining portion of the Leased Premises to a complete unit of a similar condition as existed prior to any work performed by Tenant, provided, however, Landlord shall not be required to expend more on such alteration or restoration work than the condemnation award received and retained by Landlord for the Leased Premises. If Landlord has not substantially restored the remaining portion of the Leased Premises as aforesaid within a period of nine (9) months from the date of the Taking, Tenant may terminate the Lease upon written notice to Landlord, said notice to be given to Landlord within thirty (30) days after the expiration of the aforesaid period.

Section 12.02  Taking of Shopping Center.
               -------------------------

     If there is a Taking of any portion of the Shopping Center so as to render, in Landlord's judgment, the remainder unsuitable for use as a shopping center, Landlord shall have the right to terminate this Lease upon thirty (30) days' notice to Tenant. Provided Tenant is not then in default under this Lease, Tenant shall receive a proportionate refund from Landlord of any Rent Tenant paid in advance.

Section 12.3   Condemnation Award.
               ------------------

     All compensation awarded for a Taking of any part of the Leased Premises (including without limitation, the Leasehold Improvements) or a Taking of any other part of the Shopping Center shall belong to Landlord. Tenant hereby assigns to Landlord all of its right, title and interest in any such award. Tenant shall have the right to collect and pursue any separate award as may be available under local procedure for moving expenses, loss of business or Tenant's Property, so long as such award does not reduce the award otherwise belonging to Landlord as aforesaid. If the Lease is terminated as a result of any Taking of the Leased Premises and/or the Shopping Center, Tenant shall be entitled to make a claim for and recover from the condemning authority the unamortized cost of Tenant's Work or Improvements, as specified in Exhibit B over and above the Construction Allowance, as set forth in Addendum IV, amortized on a straight line basis over the initial Term of this Lease.


                                  ARTICLE XIII
                                 MARKETING FUND
                                 --------------

Section 13.1   Marketing Fund.
               --------------

     Landlord may form or has formed a Marketing Fund (the "Fund"), for the purpose of promoting the Shopping Center. Landlord's and Tenant's contributions as set forth below shall become the Fund dues and such payments shall constitute Tenant's and Landlord's assessment for the Fund. The Fund dues shall be used by Landlord to pay all costs and expenses associated with programs for the promotion of the Shopping Center. Landlord also may use the Fund dues to defray the cost of administration of the Fund, including the salary and related costs and benefits of a director and related administrative personnel, and rent allocable to any management office within the Shopping Center devoted to use by such personnel. Tenant shall comply with all other reasonable rules and regulations established by Landlord in connection with the Fund. Nothing in the Lease shall be construed as a representation that Landlord has established or will establish a Fund or Association.

Section 13.2   Contributions to the Marketing Fund.
               -----------------------------------

     A. If Landlord establishes such Fund, Landlord shall contribute an amount equal to twenty percent (20%) of the Fund dues Tenant pays to the Fund. Landlord's contribution for any calendar year shall be due fifteen (15) days after the end of each calendar year.

     B. If Landlord establishes such Fund, Tenant shall pay to Landlord the amount set forth in Section 1.1.K., in advance, on the first day of each calendar month throughout the Term. Such dues shall be increased at the end of the first Lease Year, and each Lease Year thereafter, by five percent (5%). Notwithstanding anything to the contrary contained herein, Tenant shall not be required to pay the Marketing Fund contributions unless (i) eighty percent (80%) or more of the other tenants, excluding Major Tenants, are required to pay Marketing Fund contributions, or (ii) Landlord does not incur expenses in connection with the Fund.

Section 13.3   Initial Assessment.
               ------------------

     Tenant shall contribute to the Fund, as an initial assessment for advertising and promotional activities, an amount equal to Four Thousand Seventeen and 00/100 Dollars ($4,017.00), calculated at a rate of $1.00 per square foot of the Floor Area of the Leased Premises, payable within thirty (30) days of the Grand Opening of the Shopping Center.

                                  ARTICLE XIV
                          SUBORDINATION AND ATTORNMENT
                          ----------------------------

Section 14.1   Subordination.
               -------------

     Tenant's rights under this Lease are subordinate to: (i) all present and future ground or underlying leases affecting all or any part of the Shopping Center; and (ii) any easement, license, mortgage, deed of trust or other security instrument now or hereafter affecting the Shopping Center (those documents referred to in (i) and (ii) above being collectively referred to as a "Mortgage" and the Person or Persons having the benefit of same being collectively referred to as a "Mortgagee"). Tenant's subordination provided in this Section 14.1. is self-operative and no further instrument of subordination shall be required.

     Notwithstanding anything to the contrary contained herein, Landlord agrees, within forty-five (45) days of the date of the Lease to obtain a non-disturbance agreement from the lessor under any ground lease and any existing mortgagee of the Shopping Center, on such lessor's or mortgagee's standard form which is attached hereto as Exhibit H ("Nondisturbance Agreement"). In the event Landlord fails to deliver the Nondisturbance Agreement within said forty-five
(45) day period, Tenant may, in its sole discretion (i) terminate this Lease by giving Landlord ten (10) days prior written notice, or (ii) abate all Rent from the Rent Commencement Date until the Nondisturbance Agreement is delivered to Tenant.

     Furthermore, within twenty (20) days of a written request of Landlord, or any mortgagee or beneficiary of Landlord, Tenant agrees that the Lease shall be subordinate to any future ground lease, mortgage or deed of trust placed against the Shopping Center, and that it will attorn to the future ground lessor or mortgagee upon termination of the ground lease or foreclosure of the mortgage or deed of trust, respectively, only, provided that the ground lessor or mortgagee shall agree to honor and abide by the terms of the Lease and give Tenant a non-disturbance agreement providing in effect that Tenant's right to use and occupy the Leased Premises will not be deprived as a result of such termination or foreclosure so long as Tenant shall not be in default under the Lease.

Section 14.2   Attornment.
               ----------

     If any Person succeeds to all or part of Landlord's interest in the Leased Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, Tenant shall, without charge, attorn to such successor-in-interest upon request from Landlord.

Section 14.3   Estoppel Certificate.
               --------------------

     Each of Landlord and Tenant, within five (5) days after receiving notice from, and without charge or cost to, the other, shall certify by written instrument to the other or any other Person designated by Landlord or Tenant:
(i) that this Lease is in full force and effect and unmodified (or if modified, stating the modification); (ii) the dates, if any, to which each component of the Rent due under this Lease has been paid; (iii) whether Landlord or Tenant has failed to perform any covenant, term or condition under this Lease, and the nature of Landlord's or Tenant's failure, if any; and (iv) such other relevant information as Landlord or Tenant may request.

Section 14.4   Quiet Enjoyment.
               ---------------

     Landlord covenants that it has full right, power and authority to enter into this Lease and that Tenant, upon performing all of Tenant's obligations under this Lease and timely paying all Rent, shall peaceably and quietly have, hold and enjoy the Leased Premises during the Term without hindrance, ejection or molestation by any Person lawfully claiming by, through or under Landlord, subject, however, to all Mortgages, encumbrances, easements, and matters of record to which this Lease is or may become subject.


                                   ARTICLE XV
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

Section 15.1   Landlord's Consent Required.
               ---------------------------

     A. Tenant and any permitted Transferee, as hereinafter defined, shall not voluntarily or involuntarily, by operation of law or otherwise: (i) transfer, assign, mortgage, encumber, pledge, hypothecate, or assign all or any of its interest in this Lease, or (ii) sublet or permit the Leased Premises, or any part thereof, to be used by others including, but not limited to concessionaires or licensees, or (iii) issue new stock (or partnership shares or membership interests), create additional classes of stock (or partnership shares or membership interests), or sell, assign, hypothecate or otherwise transfer the outstanding voting stock (or partnership shares or membership interests) so as to result in a change in the present control of Tenant or any permitted Transferee, provided, however, that this subparagraph (iii) shall not be applicable to Tenant if it is a publicly owned corporation whose outstanding voting stock is listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or is traded actively in the over-the-counter market, or (iv) sell, assign or otherwise transfer all or substantially all of Tenant's or any permitted Transferee's assets; without the prior consent of Landlord, in each instance, which consent Landlord may withhold in its sole and absolute discretion. All of the foregoing transactions shall be referred to collectively or singularly as a "Transfer", and the Person to whom Tenant's interest is transferred shall be referred to as a "Transferee.

     B. Any Transfer without Landlord's consent shall not be binding upon Landlord, shall confer no rights upon any third Person, and shall, without notice or grace period of any kind, constitute a Default by Tenant under this Lease. Acceptance by Landlord of Rent following any Transfer shall not be deemed to be a consent by Landlord to any such Transfer, acceptance of the Transferee as a tenant, release of Tenant from the performance of any covenants herein, or waiver by Landlord of any remedy of Landlord under this Lease, although amounts received shall be credited by Landlord against Tenant's Rent obligations. Consent by Landlord to any one Transfer shall not be a waiver of the requirement for consent to any other Transfer. No reference in this Lease to assignees, concessionaires, subtenants or licensees shall be deemed to be a consent by Landlord to occupancy of the Leased Premises by any such assignee, concessionaire, subtenant or licensee.

     C. Tenant shall remain fully and primarily liable and obligated under this Lease for the entire Term in the event of any Transfer, and in the event of a Default by the Transferee, Landlord shall be free to pursue Tenant, the Transferee, or both, without prior notice or demand to either.

     D. Notwithstanding anything to the contrary contained herein, provided Tenant shall not be in Default under the Lease, Tenant shall have the right, without Landlord's prior written consent, to assign the Lease to any entity which is and remains throughout the Term a wholly owned subsidiary of Tenant, or to any parent corporation, partnership or limited liability company of Tenant, or to any subsidiary of any parent corporation, partnership or limited liability company of Tenant, provided, however, that said assignment shall be subject to the following express conditions:

    (i) no such assignment shall be deemed to release Tenant or any guarantor from continuing liability throughout the Term of the Lease;

    (ii) Tenant's assignee must expressly assume in an instrument delivered to and reasonably acceptable by Landlord all the obligations of Tenant under the Lease;

    (iii) Landlord is given thirty (30) days' prior written notice of Tenant's intent to assign the Lease under this Section 15.1.D. together with sufficient documentation which verifies that all of the requirements set forth herein have been fulfilled and the conditions have been met. Landlord shall furnish the appropriate documentation in connection with any such assignment and be entitled to a reasonable administrative fee therefor, as set forth in Section 17.3.

     E. Notwithstanding anything to the contrary contained herein, provided Tenant shall not be in Default under the Lease, Tenant shall have the right, without Landlord's prior written consent, to assign the Lease (or to sell or transfer Tenant's stock) in connection with a merger, consolidation, corporate reorganization (other than pursuant to the bankruptcy laws), sale of corporate assets or sale or other transfer of stock, provided however, that said assignment shall be subject to the following express conditions:

    (i) concurrently with any assignment of the Lease or transfer of stock, the assignee or transferee, as the case may be, must also acquire the operation and control of all of Tenant's outlets in the Baltimore, Washington metropolitan area (or any other similar stores operating under the same or similar trade name as the Leased Premises is being operated under) but in no event fewer than ten
(10) such outlets, whether then owned by Tenant or any of its affiliates (i.e., affiliates meaning corporations, partnerships or limited liability companies which either control Tenant, are controlled by Tenant, or are in common control with Tenant);

    (ii) such assignee must have a net worth (excluding goodwill) of at least Twelve Million Dollars ($12,000,000.00) after the assignment;

    (iii) no such assignment shall be deemed to release Tenant or any guarantor from continuing liability throughout the Term of the Lease. Notwithstanding the foregoing, Tenant shall be released from continuing liability as of the date which is twenty-four (24) months after the date of the Transfer ("Release Date") provided the following conditions are met: (a) Transferee has not been in Default of the Lease; and (b) Transferee's net worth (excluding goodwill) is at least One Hundred Million Dollars ($100,000,000.00) as of the Release Date; and
(c) notwithstanding any provision of this Lease to the contrary, Tenant shall provide Landlord with prior written notice and appropriate documentation that the foregoing conditions have been satisfied as of the Release Date. If the Transferee meets the conditions set forth herein, Landlord shall furnish the appropriate documentation in connection with the release of Tenant.

    (iv) Tenant's assignee must expressly assume in a written instrument delivered to and reasonably acceptable by Landlord all the obligations of Tenant under the Lease; and

    (v) Except as set forth in subsection (iii) above, Tenant must provide notice and a representation that the above conditions are met to Landlord ten
(10) days after the effective date of such assignment, sale, or transfer.

     F. Notwithstanding the foregoing or anything to the contrary contained elsewhere in this Lease, provided Tenant shall not be in

Default under the Lease, Landlord agrees that Tenant shall have the right, after the third (3) Lease Year, with Landlord's prior written consent, which such consent shall not be unreasonably withheld or delayed, to assign the Lease, provided the following conditions are met:

     (i) Tenant and any Guarantor shall not be released from any liability under the Lease throughout the Term;

     (ii) Tenant's proposed assignee must have a net worth (excluding goodwill) of at least Twelve Million Dollars ($12,000,000.00) after the assignment;

     (iii) Tenant's proposed assignee (if an individual) or the principal operating officer or managing partner of such assignee (if a corporation or partnership) has a minimum of five (5) years' experience operating a minimum of three (3) casual dining, American-style restaurants and such experience has been acquired within six (6) years of the proposed assignment date;

     (iv) Tenant provides written notice that the above conditions are met to Landlord thirty (30) days before the effective date of such assignment. In connection with any such proposed assignment, Landlord shall receive the name of the proposed assignee, a copy of the financial statement of the proposed assignee and any guarantor, information regarding the proposed assignee's business history and experience and the proposed assignee's business plan and projections for the Leased Premises. Landlord's refusal to consent to any assignment to a proposed assignee who does not meet the foregoing requirements or for which the enumerated documents and information are not provided shall be deemed to be reasonable. Landlord shall approve or disapprove of such proposed assignment within fifteen (15) days following receipt of Tenant's written notice of its intent to assign the Lease together with the required information. In the event Landlord disapproves such proposed assignment, Tenant shall have five
(5) days after receipt of such notice from Landlord to withdraw its request for approval of the assignment.

     In the event Landlord disapproves such proposed assignment and Tenant does not withdraw its request for assignment, Landlord shall, in its sole discretion, have the right to recapture the Leased Premises and terminate the Lease by giving written notice of such termination to Tenant within thirty (30) days after Tenant's notice of its intent to assign under the provisions set forth in subsection 15.1.F., together with the required information, is delivered to Landlord. If Landlord gives Tenant such a termination notice within such thirty
(30) day period, then this Lease shall terminate effective as of the ninetieth
(90th) day after Landlord's termination notice is received by Tenant. Furthermore, in the event the Lease is terminated as provided herein, Tenant shall pay to Landlord an amount equal to the unamortized portion of the construction allowance plus any broker commissions paid by Landlord. Landlord agrees that such amount shall be determined by amortizing the construction allowance on a straight line basis over the initial Term of the Lease. Tenant shall pay the unamortized portion of the construction allowance to Landlord, as Additional Rent, within thirty (30) days of receipt of Landlord's termination notice. The provisions of this paragraph shall survive the termination of this Lease.

     If Landlord does not exercise such right to terminate, Tenant's proposed assignee shall nonetheless be required to meet the above conditions (i) through
(v). If Tenant's proposed assignee does not meet all of the above conditions 1 through 5, Landlord may grant or withhold its consent to the proposed assignment in its sole and absolute discretion. Landlord shall furnish the appropriate documentation in connection with any such assignment and be entitled to a reasonable administrative fee therefor, as set forth in Section 17.3.

                                  ARTICLE XVI
                             DEFAULT AND REMEDIES
                             --------------------

Section 16.1   Default.
               -------

     Each of the following events shall constitute a default ("Default") by Tenant under this Lease: (i) if Tenant fails to pay any Rent (or any installment thereof) within ten (10) days after the same shall be due and payable (without the necessity of demand or notice); (ii) if Tenant fails to submit or resubmit any plans, specifications or other construction drawings within the time period set forth in Exhibit B and such failure continues for five (5) days after written notice from Landlord; (iii) if Tenant breaches or fails to observe or perform of any other term, condition or covenant of this Lease, other than those involving the payment of Rent or failure to continuously occupy and operate the Leased Premises as required, and such breach or failure is not cured within thirty (30) days after Tenant's receipt of notice thereof, unless such condition cannot reasonably be cured within such thirty (30) days, in which case Tenant must commence such cure within said thirty (30) days and diligently pursue said cure to its completion (provided, however, if such breach or failure creates a hazard, public nuisance or dangerous situation, said thirty (30) day grace period shall be reduced to forty-eight (48) hours after Tenant's receipt of notice); (iv) if Tenant vacates, abandons or ceases to continuously operate the Leased Premises as required; or (v) if Tenant fails to carry and maintain the insurance required by this Lease after twenty (24) hours notice. Notwithstanding anything to the contrary contained herein, if the Default can be cured by the payment of money, Tenant shall, except as hereinafter provided, have five (5) days after notice from Landlord to cure the Default. Notwithstanding the preceding sentence, if Landlord shall give notice of two (2) such Defaults within any twelve (12) month period, then thereafter, Tenant be in Default under the Lease if it fails to pay any Rent within ten (10) days after the same shall be due and payable, without the necessity of notice.

Section 16.2   Remedies and Damages.
               --------------------

     A. If a Default described in Section 16.1. occurs, Landlord shall have all the rights and remedies provided in this Section 16.2., in addition to all other rights and remedies available under this Lease or provided at law or in equity.

     B. Landlord may, upon notice to Tenant, terminate this Lease, or terminate Tenant's right to possession without terminating this Lease (as Landlord may elect). If the Lease or Tenant's right to possession under this Lease are at any time terminated under this Section 16.2., or otherwise, Tenant shall immediately surrender and deliver the Leased Premises peaceably to Landlord. If Tenant fails to do so, Landlord shall be entitled to the benefit of all provisions of law respecting the speedy recovery of possession of the Leased Premises (whether by summary proceedings or otherwise).

     C. Landlord may also perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant fails to perform, the cost of which (together with an administrative fee equal to twenty percent (20%) of such cost to cover Landlord's overhead in connection therewith) shall be paid by Tenant to Landlord upon demand. In performing any obligations of Tenant, Landlord shall incur no liability for any loss or damage that may accrue to Tenant, the Leased Premises or Tenant's Property by reason thereof, except if caused by Landlord's willful and malicious act. The performance by Landlord of any such obligation shall not constitute a release or waiver of any of Tenant's obligations under this Lease.

     D. Upon termination of this Lease or of Tenant's right to possession under this Lease, Landlord may at any time and from time to time relet all or any part of the Leased Premises for the account of Tenant or otherwise, at such rentals and upon such terms and conditions as Landlord shall deem appropriate. Landlord shall receive and collect the rents therefor, applying the same first to the payment of such expenses as Landlord may incur in recovering possession of the Leased Premises, including legal expenses and attorneys' fees, in placing the Leased Premises in good order and condition and in preparing or altering the same for re-rental; second, to the payment of such expenses, commissions and charges as may be incurred by or on behalf of Landlord in connection with the reletting of the Leased Premises; and third, to the fulfillment of the covenants of Tenant under the Lease, including the various covenants to pay Rent. Any such reletting may be for such term(s) as Landlord elects. Thereafter, Tenant shall pay Landlord until the end of the Term of this Lease the equivalent of the amount of all the Rent and all other sums required to be paid by Tenant, less the net avails of such reletting, if any, on the dates such Rent and other sums above specified are due. Any reletting by Landlord shall not be construed as an election by Landlord to terminate this Lease unless notice of such intention is given by Landlord to Tenant. Notwithstanding any reletting without termination of this Lease, Landlord may at any time thereafter elect to terminate this Lease. In any event, Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Leased Premises or any failure by Landlord to collect any sums due upon such reletting.

     E. If, as the result of Tenant's Default at any time prior to the Term Commencement Date, this Lease shall be terminated, Tenant shall pay to Landlord on account of such Default, as liquidated and agreed damages (and not as a penalty), immediately upon demand by Landlord, a sum equal to such amount as would have constituted one year's Rent had the Rent Commencement Date occurred.

     F. Notwithstanding anything to the contrary contained herein, upon default by Tenant and a subsequent eviction by Landlord, Landlord agrees to use reasonable efforts to relet the Leased Premises for a term or terms which may, at Landlord's option, be less than or exceed the balance of the Term of the Lease. Landlord does not necessarily agree to rent the Leased Premises at its then fair market value in the event it enters into a new lease agreement. The foregoing, however, shall in no way obligate Landlord to lease the Leased Premises in any manner which is not in keeping with the type and caliber of tenants at the Shopping Center, nor shall the same obligate Landlord to relet the Leased Premises in preference to other vacant space therein.

Section 16.3   Remedies Cumulative.
               -------------------

     No reference to any specific right or remedy in this Lease shall preclude Landlord or Tenant from exercising any other right, from having any other remedy, or from maintaining any action to which either party may otherwise be entitled under this Lease, at law or in equity.

Section 16.4   Waiver.
               ------

     A. Neither Landlord nor Tenant shall not be deemed to have waived any provision of this Lease, or the breach of any such provision, unless specifically waived by the other party in a writing executed by an authorized officer of the other party. No waiver of a breach shall be deemed to be a waiver of any subsequent breach of the same provision, or of the provision itself, or of any other provision.

     B. Tenant hereby expressly waives any and all rights of redemption and any and all rights to relief from forfeiture which would otherwise be granted or available to Tenant under any present or future statutes, rules or case law.

     C. In any litigation (whether or not arising out of or relating to the Lease) in which Landlord and Tenant shall be adverse parties, both Landlord and Tenant knowingly, voluntarily and intentionally waives their respective rights to trial by jury.

Section 16.5.  Landlord's Default.
               ------------------

     If Landlord shall breach, or fail to perform or observe, any agreement or condition in this Lease contained on Landlord's part to be performed or observed, and if Landlord shall not cure such breach or failure within thirty
(30) days after Landlord's receipt of written notice from Tenant specifying such breach or failure (or, if such breach or failure shall reasonably take more than thirty (30) days to cure, and Landlord shall not have commenced to cure within the thirty (30) days and diligently prosecuted the cure to completion), Tenant may, at Tenant's option, cure such breach or failure for the account of Landlord and any reasonable amount paid or incurred by Tenant in so doing shall be deemed paid or incurred for the account of Landlord and Landlord shall reimburse Tenant therefor; provided, however, Tenant may cure any such breach or failure as aforesaid prior to the expiration of said waiting period if an emergency situation exists and the immediate curing of such breach or failure is necessary to protect the Leased Premises, property located therein, or persons from imminent injury or damage. Landlord shall pay Tenant the reasonable amount paid or incurred by Tenant within thirty (30) days from the date Landlord receives copies of invoices from Tenant detailing such work performed by Tenant. Tenant shall have no right to deduct or withhold from its Rent any amount owed by Landlord under this Section 16.5. Notwithstanding anything to the contrary in the foregoing, Tenant's right to cure Landlord's breaches or failures shall be limited to the performance of Landlord's maintenance and repair obligations under this Lease which directly relate to the Leased Premises. Tenant shall have no right to exercise its right to cure in regard to the Common Areas, or other tenant premises in the Shopping Center. Notwithstanding anything to the contrary contained herein, Tenant may offset against the Rent due under the Lease the amount of any judgment it obtains against Landlord in a court of competent jurisdiction, provided all rights of appeal have been exhausted by both parties. In no other event may Tenant offset against Rent due under this Lease.


                                  ARTICLE XVII
                            MISCELLANEOUS PROVISIONS
                            ------------------------

Section 17.1   Notices.
               -------

     A. Whenever any demand, request, approval, consent or notice (singularly and collectively, "Notice") shall or may be given by one party to the other, such Notice shall be in writing and addressed to the parties at their respective addresses as set forth in Section 1.1.P. and served by (i) hand, (ii) a nationally recognized overnight express courier, or (iii) registered or certified mail return receipt requested. The date the notice is received shall be the date of service of Notice. If an addressee refuses to accept delivery, however, then Notice shall be deemed to have been served on either (i) the date hand delivery is refused, (ii) the next business day after the Notice was sent in the case of attempted delivery by overnight courier, or (iii) five (5) business days after mailing the notice in the case of registered or certified mail. Either party may, at any time, change its Notice address by giving the other party Notice, in accordance with the above, stating the change and setting forth the new address.

     B. If any Mortgagee shall notify Tenant that it is the holder of a Mortgage affecting the Leased Premises, no Notice thereafter sent by Tenant to Landlord shall be effective unless and until a copy of the same shall also be sent to such Mortgagee, in the manner prescribed in this Section 17.1., to the address as such Mortgagee shall designate.

Section 17.2   Recording.
               ---------

     Neither this Lease nor a memorandum thereof shall be recorded without the consent of Landlord.

     Notwithstanding anything to the contrary contained herein, Tenant may record at its sole cost and expense a memorandum of this Lease in form and substance mutually satisfactory to the parties hereto, provided Tenant at its sole cost and expense records a release of the memorandum upon the expiration or earlier termination of the Lease. This provision shall survive the termination of the Lease.

     In the event Landlord and Tenant execute such memorandum of Lease, each party shall after the expiration or termination of the Term, at the written request of the other party, execute, acknowledge and deliver a memorandum in recordable form evidencing the expiration or termination of this Lease, and if such party fails to execute such memorandum within fifteen (15) days after the date of such request, such party hereby irrevocably appoints the requesting party its attorney-in-fact to execute and deliver such memorandum on behalf of such party. The requesting party may elect, at its sole expense, to record said memorandum.

Section 17.3   Interest.
               --------

     A.   If (i) Tenant fails to make any payment under this Lease when due,
(ii) Landlord performs any obligation of Tenant under this Lease, or (iii) Landlord incurs any costs or expenses as a result of Tenant's Default under this Lease, then Tenant shall pay, upon demand, Interest from the date such payment was due or from the date Landlord incurs such costs or expenses relating to the performance of any such obligation or Tenant's Default.

     B. If Tenant requests Landlord to review and/or execute any Assignment and Transfer documents, or any Landlord's Waiver of Lien, Tenant shall pay to Landlord, upon demand, as an administrative fee for the review and/or execution thereof, all costs and expenses, including reasonable attorney's fees (which shall include the cost of time expended by in-house counsel) incurred by Landlord and/or Landlord's agent, provided, however, in no event shall such administrative fee be less than Five Hundred and 00/100 Dollars ($500.00) nor greater than One Thousand Five Hundred Dollars ($1,500.00) per transaction.

Section 17.4   Legal Expenses.
               --------------

     If Landlord or Tenant institutes any suit against the other in connection with the enforcement of their respective rights under this Lease, the violation of any term of this Lease, the declaration of their rights hereunder, or the protection of Landlord's or Tenant's interests under this Lease, the non-prevailing party shall reimburse the prevailing party for its reasonable expenses incurred as a result thereof including court costs and attorneys' fees. Notwithstanding the foregoing, if Landlord files any legal action for collection of Rent or any eviction proceedings, whether summary or otherwise, for the non-payment of Rent, and Tenant pays such Rent prior to the rendering of any judgment, the Landlord shall be entitled to collect, and Tenant shall pay, all court filing fees and the reasonable fees of Landlord's attorneys.

Section 17.5   Successors and Assigns.
               ----------------------

     This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant, and their respective permitted successors and assigns. Upon any sale or other transfer by Landlord of its interest in the Leased Premises, Landlord shall be relieved of any obligations under this Lease occurring subsequent to such sale or other transfer.

Section 17.6   Limitation on Right of Recovery Against Landlord.
               ------------------------------------------------

     No shareholder, trustee, partner, director, officer, employee, representative or agent of Landlord shall be personally liable in respect of any covenant, condition or provision of this Lease. If Landlord breaches or defaults in any of its obligations in this Lease, Tenant shall look solely to the equity of the Landlord in the Shopping Center for satisfaction of Tenant's remedies.

Section 17.7   Security Deposit.
               ----------------

     Intentionally Deleted.

Section 17.8   Entire Agreement; No Representations; Modification.
               --------------------------------------------------

     This Lease is intended by the parties to be a final expression of their agreement and as a complete and exclusive statement of the terms thereof. All prior negotiations, considerations and representations between the parties (oral or written) are incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. No representations, understandings, agreements, warranties or promises with respect to the Leased Premises or the building or Shopping Center of which they are a part, or with respect to past, present or future tenancies, rents, expenses, operations, or any other matter, have been made or relied upon in the making of this Lease, other than those specifically set forth herein. This Lease may only be modified, or a term thereof waived, by a writing signed by an authorized officer of Landlord and Tenant expressly setting forth said modification or waiver.

Section 17.9   Severability.
               ------------

     If any term or provision of this Lease, or the application thereof to any Person or circumstance, shall be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

Section 17.10  Joint and Several Liability.
               ---------------------------

     If two or more Persons shall sign this Lease as Tenant, the liability of each such Person to pay the Rent and perform all other obligations hereunder shall be deemed to be joint and several, and all Notices, payments and agreements given or made by, with or to any one of such Persons shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other legal entity, the partners or members of which are, by virtue of any applicable law, rule, or regulation, subject to personal liability, the liability of each such partner or member under this Lease shall be joint and several and each such partner or member shall be fully obligated hereunder and bound hereby as if each such partner or member had personally signed this Lease.

Section 17.11  Broker's Commission.
               -------------------

     Except for Phil Ruxton of KLNB, Landlord and Tenant each warrants and represents to the other that no broker, finder or agent has acted for or on its behalf in connection with the negotiation, execution or procurement of this Lease. Landlord and Tenant each agrees to indemnify and hold the other harmless from and against all liabilities, obligations and damages arising, directly or indirectly, out of or in connection with a claim from a broker, finder or agent with respect to this Lease or the negotiation thereof, including costs and attorneys' fees incurred in the defense of any claim made by a broker alleging to have performed services on behalf of the indemnifying party.

Section 17.12  Irrevocable Offer, No Option.
               ----------------------------

     The submission of this Lease by Landlord to Tenant for examination shall not constitute an offer to lease or a reservation of or option for the Leased Premises. Tenant's execution of this Lease shall be deemed an offer by Tenant, but this Lease shall become effective only upon execution thereof by both parties and delivery thereof to Tenant.

Section 17.13  Inability to Perform.
               --------------------

     Except for the payment of monetary obligations, if Landlord or Tenant is delayed or prevented from performing any of its obligations under this Lease by reason of strike, labor troubles, or any similar cause whatsoever beyond their control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation by Landlord or Tenant. Delays or failures to perform resulting from lack of funds shall not be deemed delays beyond the reasonable contract of either party hereunder.

Section 17.14  Survival.
               --------

     Occurrence of the Termination Date shall not relieve Tenant or Landlord from their obligations accruing prior to the expiration of the Term. All such obligations shall survive termination of the Lease.

Section 17.15  Corporate Tenants.
               -----------------

     If Tenant is not an individual, the individual(s) executing this Lease on behalf of Tenant hereby covenant(s) and warrant(s) that: Tenant is a duly formed, qualified to do business and in good standing in the state in which the Shopping Center is located; and such Person(s) are duly authorized by such Person to execute and deliver this Lease on behalf of Tenant. Tenant shall remain qualified to do business and in good standing in said state throughout the Term.

Section 17.16  Construction of Certain Terms.
               -----------------------------

     The term "including" shall mean in all cases "including, without limitation". Wherever Tenant is required to perform any act hereunder, such party shall do so at its sole cost and expense, unless expressly provided otherwise. All payments to Landlord, other than Minimum Rent, whether as reimbursement or otherwise, shall be deemed to be Additional Rent, regardless whether denominated "as Additional Rent."

Section 17.17  Showing of Leased Premises.
               ------------------

     After reasonable notice to Tenant, and provided Landlord shall not unreasonably interfere with Tenant's business operations within the Leased Premises, Landlord may enter upon the Leased Premises for purposes of showing the Leased Premises to Mortgagees or prospective Mortgagees at any time during the Term and to prospective tenants during the last six (6) months of the Term.

Section 17.18  Relationship of Parties.
               -----------------------

     This Lease shall not create any relationship between the parties other than that of Landlord and Tenant.

Section 17.19  Rule Against Perpetuities.
               -------------------------

     If Landlord fails to deliver the Leased Premises to Tenant within eight (8) full calendar months from the date of this Lease, this Lease shall automatically terminate at the end of such period.

Section 17.20  Choice of Law.
               -------------

     This Lease shall be construed; and all disputes, claims, and questions arising hereunder shall be determined; in accordance with the laws of the state within which the Shopping Center is located. (For purposes of this provision, the District of Columbia shall be deemed to be a state).

Section 17.21  Choice of Forum.
               ---------------

     Any action involving a dispute relating in any manner to the Lease, the relationship of Landlord Tenant, the use or occupancy of the Leased Premises, and/or any claim of injury or damage shall be filed and adjudicated solely in the state or federal courts of the jurisdiction in which the Leased Premises are located .

Section 17.22  Time is of the Essence.
               ----------------------

     Time is of the essence with respect to each and every obligation arising under this Lease.

Section 17.23  Conditions.
               ----------

     It is specifically understood and agreed that this Lease and Tenant's use of the Leased Premises, the Common Areas and the Shopping Center shall be subject to the Conditions (the "Conditions") which are attached hereto as Exhibit F. In the event of a conflict between this Lease and the Conditions, the Conditions shall control.

Section 17.24  Landlord's Representatives.
               --------------------------

     Landlord hereby covenants and warrants that (i) Landlord is a Maryland corporation; (ii) Landlord is qualified to do business in the state in which the Shopping Center is located; (iii) Landlord will remain qualified to do business in said state throughout the Term; (iv) the person executing this Lease on behalf of Landlord is duly authorized by Landlord to execute and deliver this Lease on behalf of Landlord; (v) Landlord has good, valid and lawful leasehold interest to the Shopping Center and has full right to make this Lease; and (vi) that Landlord's is not a party to any agreement or litigation which could adversely affect the ability of Landlord to perform its obligations under this Lease or which would constitute a Default on the part of Landlord under this Lease.

Section 17.25  Business Days.
               -------------

     Whenever the number of days provided in this Lease for taking action is five (5) days or less, such days shall not include Saturdays, Sundays or legal holidays.

Section 17.26  Approval and Consent.
               --------------------

     Whenever the consent or approval of Landlord or Tenant is required under the Lease, such consent or approval shall not be unreasonably withheld or delayed, unless the provision in the Lease expressly states in substance that such consent or approval may be withheld in the sole discretion of the party whose consent or approval is sought.

     IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have executed this Lease under their respective hands and seals as of the day and year first above written.

WITNESS:                       LANDLORD:
                               STREET RETAIL, INC.,
                               a Maryland corporation


_______________________        By:______________________________________
                               Name: Nancy J. Herman
                                    ------------------------------------
                               Title: Senior Vice President-General
                                      ----------------------------------
                                      Counsel and Secretary
                                      ----------------------------------



ATTEST:                        TENANT:
                               SILVER DINER DEVELOPMENT, INC.,
                               a Virginia corporation

By: ____________________       By:___________________________________________
Name: __________________       Name: Title: _________________ Title:_________

- ------------------------

[Corporate Seal]

                                   EXHIBIT A
                                   SITE PLAN

                               "TO BE INSERTED"

                                  EXHIBIT A-1
                                  -----------
                                 Pentagon Row
                                 ------------
                               LEGAL DESCRIPTION
                               -----------------


     Being a portion of the property acquired by Pentagon Tract Development Corporation from Ambassador, Inc. as recorded in Deed Book 1773 at Page 351 and a portion of the property acquired by River House Corporation from H Street Building Corporation as recorded in Deed Book 1773 at Page 355, said property also being a portion of Parcel C-1 as shown on a plat entitled "Plat Showing Parcels C-1, C-2, C-3, and C-4, a Resubdivision of Part of Parcel C" recorded in Deed Book 2206 at Page 375 all among the Land Records of Arlington County, Virginia and being more particularly described as follows:

     Beginning for the same at a point on the southerly right-of-way of Army Navy Drive (Deed Book 1248 Page 245, width varies), said point also marking the northwesterly corner of Parcel C-2 as shown on a plat entitled "Plat Show Parcels C-1, C-2, C-3, and C-4, a Resubdivision of Part of Parcel "C", as recorded in Deed Book 2206 at Page 375; thence with the westerly line of Parcel C-2 the following two (2) courses and distances:

1.   South 23 degrees 42' 40" West, 762.22 feet to a point; thence

2. South 08 degrees 35' 33" West, 691.53 feet to a point; thence leaving Parcel C-2 and running so as to cross and include a portion of Parcel C-1 (Deed Book 2206 Page 375) the following two (2) courses and distances

3.   North 81 degrees 25' 00" West, 251.36 feet to a point; thence

4. South 65 degrees 57' 57" West, 71.59 feet to a point on the easterly right-of-way of South Joyce Street (Deed Book 2262 Page 1167, width varies); thence running with South Joyce Street the following six (6) courses and distances

5. 31.57 feet along the arc of a curve to the right having a radius of 800.00 feet and a chord bearing and distance of North 22 degrees 54' 13" West,
     31.57 feet to a point; thence

6. 296.46 feet along the arc of a curve to the right having a radius of 814.94 feet and a chord bearing and distance of North 11 degrees 21' 05" West,
     294.83 feet to a point; thence

7. 901.49 feet along the arc of a curve to the right having a radius of 5827.00 feet and a chord bearing and distance of North 11 degrees 24' 26" East, 900.60 feet to a point; thence

8.   North 25 degrees 54' 51" East, 154.21 feet to a point; thence

9.   North 18 degrees 43' 30" East, 45.77 feet to a point; thence

10. 56.62 feet along the arc of a curve to the right having a radius of 44.00 feet and a chord bearing and distance of North 55 degrees 35' 14" East,
     52.79 feet to a point on the southerly right-of-way of Army Navy Drive (Deed Book 1248 Page 245, width varies); thence leaving South Joyce Street and running with Army Navy Drive the following four (4) courses and distances

                                  EXHIBIT A-1
                                  -----------
                                 Pentagon Row
                                 ------------
                               LEGAL DESCRIPTION
                               -----------------

11. 98.67 feet along the arc of a curve to the right having a radius of 3571.35 feet and a chord bearing and distance of South 86 degrees 45' 33" East,
     98.67 feet to a point; thence

12.  North 85 degrees 10' 20" East, 84.33 feet to a point; thence

13. 263.82 feet along the arc of a curve to the right having a radius of 3785.22 feet and a chord bearing and distance of South 82 degrees 41' 59" East, 263.76 feet to a point; thence

14. South 80 degrees 42' 11" East, 46.75 feet to the point of beginning containing 640,062 square feet or 14.69380 acres of land.

                                   EXHIBIT B
                                   ---------
                                 PENTAGON ROW
                                 ------------
                       LANDLORD AND TENANT IMPROVEMENTS
                       --------------------------------


                             LANDLORD IMPROVEMENTS

     The following improvements will be constructed in the Leased Premises at Landlord's sole cost and expense ("Landlord's Work"). Any improvements not specified below shall be made at Tenant's sole cost and expense:

I. Provide base building construction document details and Lease Outline Drawings (LOD), sufficient for Tenant to prepare construction documents of their improvements.

II.  Landlord shall deliver a "Cold Dark Shell" defined as:

     1. ARCHITECTURAL

          a. Landlord shall provide the Leased Premises with an exposed concrete floor. The rated floor loading shall be 150 pounds per square foot, live load, in Buildings C and in the Plaza Wings of Buildings B and D. The floor loading shall be 100 pounds per square foot, live load, in the Joyce Street Wings of Buildings A, B and D.

          b. Any core drilling or penetration of the floor slab, if required by Tenant, shall (i) be subject to the review and approval of Landlord,
          (ii) may require certification by Tenant's structural engineer, and
          (iii) shall be sleeved and sealed as indicated in Landlord's standard floor penetration detail.

          c. The Leased Premises shall be delivered with the structure exposed and no ceiling.

          d. Landlord shall provide the Leased Premises with studs only for the demising partitions. Landlord shall provide the Leased Premises with exposed studs on Tenant side of the corridor wall and exposed masonry or studs on any exterior perimeter walls or Landlord spaces. Structural columns located inside the Leased Premises will be exposed.

          e. Landlord shall provide the Leased Premises with a single 3'-0" corridor door, with hinges only. The door and frame will be painted on the corridor side.

          f. Landlord shall provide an opening in the front, sides and back of the Leased Premises for installation of Tenant's storefronts as indicated on the LOD.

     2. PLUMBING

          a. The Leased Premises shall be provided with four inch (4") capped sanitary pipe lateral branch located within the footprint of the Leased Premises and below the floor slab in the parking garage area. A 6" line will be provided for full service restaurants and a 4" line will be provided for retail spaces.

          b. The Leased Premises shall be provided with a capped vent pipe lateral branch located within the footprint of the Leased Premises at the ceiling elevation.

          c. The tenant spaces in Buildings B, C, and D shall be provided with domestic water service lines extended through the retail spaces of the buildings. Each tenant space shall be provided with a capped and valved lateral branch line located within the tenant space. A 2" line will be provided

                                   EXHIBIT B
                                   ---------
                                 PENTAGON ROW
                                 ------------
                       LANDLORD AND TENANT IMPROVEMENTS
                       --------------------------------


          for the full service restaurants and a 1 1/2" line will be provided for retail spaces. Tenants will be required to provide a remote reading water meter assembly with the readout located in the service corridor or at Tenant's exterior service door at the Leased Premises, 66@ above the finished floor elevation, clearly and neatly labeled with Tenant's name and space number.

          d. Gas services shall only be extended to the food service spaces. A primary 2 PSI natural gas piping system will be provided by Washington Gas through the commercial areas. Tenant shall make all necessary arrangements with Washington Gas for the extension of a secondary gas service line and the installation of a meter to serve the Leased Premises. Landlord's approval of all routing and details is required in Tenant plan review process. Tenant shall extend gas piping from the meter to the appliance requiring connection. Tenant shall provide gas pressure regulators as required and the associated regulator venting.

          e. The tenant spaces in Buildings B, C, and D shall be provided with a wet pipe fire protection system grid in the shell spaces. The system will include upright heads, without drops, to serve the open shell spaces without ceilings.

     III.      HEATING, VENTILATING and AIR CONDITIONING

          a. A central condenser water plant shall be provided by Landlord. A condenser water loop shall be provided by Landlord to serve all tenant spaces in the Shopping Center. The central plant shall maintain the condenser water loop temperature between 60 and 90 degrees Fahrenheit. Condenser water supplied to Tenant may be used for both HVAC and refrigeration purposes. If Tenant uses the water cooled condenser for refrigeration purposes and does not install a back-up system as set forth on Exhibit B-2, Tenant acknowledges it may experience interruption of the condenser water resulting in loss of refrigeration. In the event Tenant elects to install such a back-up system, Tenant shall be responsible for the cost, installation, maintenance and repair of the system.

          b. The Leased Premises shall be provided with a condenser water supply and return branch line that will be capped and valved in each tenant space. Valve and pipe sizes are indicated on the tenant Lease Outline Drawing.

          c. The Leased Premises shall be provided with either a passive central exhaust duct in the adjacent service corridor, or an outside air louver section in the Leased Premises to serve the Leased Premises toilet exhaust.

          d. The Leased Premises shall be provided with either a passive central outside air duct in the adjacent service corridor, or an outside air louver section in the Leased Premises to serve the tenant mechanical system outside air requirements.

     1.   FOOD SERVICE

          a. In-floor interior grease interceptors are the responsibility of Tenant and must comply with all local jurisdictional codes, regulations and interpretations. All in-floor interior grease interceptors will be limited to areas, designated by Landlord, where the depth of the device will not interfere with the garage operations and clearances

                                   EXHIBIT B
                                   ---------
                                 PENTAGON ROW
                                 ------------
                       LANDLORD AND TENANT IMPROVEMENTS
                       --------------------------------

          below. Tenant is responsible for maintaining the integrity of the fire separation between the floors of the building as may be impacted by the grease trap. Tenant shall coordinate with Landlord for final locations and Landlord agrees that it shall be located under the Leased Premises.

          b. Grease laden exhaust duct systems shall be installed within the accessible duct shafts that run from the retail area of the building to the attic level fan rooms or the roof above the residential buildings. The exhaust duct shafts shall be provided by Landlord. It should be noted that the shafts are continuous from the ceiling space of the tenant premises to the attic or roof level, which in some cases may be four floors above. The duct will need to be continuous and installed from within the Leased Premises. The make-up air systems shall be extended to either a passive central outside air duct in the adjacent service corridor, or an outside air louver section in the Leased Premises. Condenser water capacity shall be available to Tenant for the tempering of the make-up air.

     2.   ELECTRICAL

          a. The electrical service for the Leased Premises shall be individually metered. The service shall be 400 amps, 480 / 277 volt, 3 phase, 4 wire electric service. Landlord will provide the meter base. The meter shall be per the requirements of the utility company. Landlord shall provide Tenant's main disconnect switch, fuses will be by Tenant. Landlord shall provide the feeder conductors and conduit(s) between the wire trough and metering equipment. Landlord shall provide the feeder conductors and conduits between the metering equipment and Tenant's main disconnect switch and shall provide an empty conduit with pull string between Tenant's main disconnect switch and the Leased Premises, sized as shown on Tenant Lease Outline Drawing.

          b. Landlord shall provide to the Leased Premises a single 1" (one inch) conduit with pull string extending from the building's main telephone service room to the Leased Premises.

          c. Landlord may provide access to the building's main cable TV backboard in a central area in the garage. Tenant will be responsible for conduit, cable and new utility service application required for the Leased Premises.

          d. Egress lighting within the service corridors and public spaces, including battery back-up and exit lighting as required by code, shall be provided, installed and wired by Landlord. Power for this lighting will be supplied from Landlord's panel.

          e. Fire alarm system initiating and notification appliances within the service corridor and public spaces shall be provided, installed and wired by Landlord in accordance with codes. Landlord will provide a central location in the service corridor or an adjacent space with "dry" contacts for Tenant to connect its fire alarm system devices to Landlord's system. All devices shall comply with local code requirements and be compatible with Landlord's system.

                              TENANT IMPROVEMENTS

     Tenant hereby agrees, at its sole cost and expense, to construct all other improvements required for the Leased Premises, including but

                                   EXHIBIT B
                                   ---------
                                 PENTAGON ROW
                                 ------------
                       LANDLORD AND TENANT IMPROVEMENTS
                       --------------------------------


not limited to the making of all interior improvements, signage, storefront, alterations and changes to the Leased Premises necessary to place same in a first class, modern and attractive condition, and to enable Tenant to properly use the Leased Premises for the purposes set forth in this Lease, all of such improvements referred to as "Tenant's Work".

                                  EXHIBIT B
                                  ---------
                                 PENTAGON ROW
                                 ------------
                       LANDLORD AND TENANT IMPROVEMENTS
                       --------------------------------


I. DRAWING SUBMITTAL AND REVIEW PROCESS

     Tenant acknowledges receipt of the "Tenant Design Criteria", which is incorporated by reference as Exhibit B-1 to this Lease, and Tenant's Mechanical, Electrical and Plumbing Design Requirements, which is incorporated by reference as Exhibit B-2 to this Lease, which will serve as a guideline and criteria for developing the storefront, the signage program and acceptable interior improvements for individual stores.

     All work to be performed by Tenant hereunder shall be in accordance with detailed plans and specifications to be submitted to Landlord for Landlord's written approval. Landlord's approval (as to both design and materials) may be granted or withheld in Landlord's sole and absolute discretion; provided, however, that Landlord shall not unreasonably withhold its consent so long as the design and materials set forth in Tenant's plans and specifications are consistent with those of Tenant's current prototypical design store located in Gaithersburg, Maryland and do not violate Tenant Design Criteria except as expressly set forth herein. Notwithstanding anything to the contrary set forth in Tenant's Design Criteria (Exhibit B-1), Tenant shall be permitted to install soffits at 7'6" above the finished floor in the Design Central Zone. It is expressly agreed that Tenant shall not commence any work until the Construction Documents (as defined later) have been approved by Landlord and any required building permits have been issued by the applicable government authorities.

     No changes of materials or finishes are permitted after final approval by Landlord of Construction Documents unless approved in writing by Landlord.

1.   PRELIMINARY STORE DESIGN DRAWINGS

     Tenant must submit two (2) sets of Preliminary Store Design Drawings to Landlord's Tenant Coordinator within (30) days after date of this Lease, or as agreed otherwise in writing.

     Preliminary Store Design Drawings shall contain basic dimensions and shall include, but not necessarily be limited to, the following:

          a.   Preliminary Floor Plan with Fixture/Merchandising Layout;
          b.   Preliminary Reflected Ceiling Plan with Lighting Fixture Cuts;
          c. Color Rendered Storefront Elevation showing intended materials and signage;
          d.   Section through Storefront and Bulkhead;
          e. Outdoor Seating/Cafe Area Layout with Cut Sheets of all Amenities (if applicable);
          f.   Signage Drawings.

     If Preliminary Store Design drawings are complete and submitted on time; process proceeds to PRELIMINARY PLAN REVIEW.

     If Preliminary Store Design drawings are incomplete; Landlord will notify Tenant regarding incomplete or non-submitted drawings. Upon receipt, Tenant shall have fourteen (14) days from notification to resubmit drawings reflecting changes, corrections, and additions.

     2.   PRELIMINARY PLAN REVIEW

     Landlord's plan reviewer shall review the drawings. If approved/approved as noted, then Tenant can proceed to Construction Document phase.

                                  EXHIBIT B
                                  ---------
                                 PENTAGON ROW
                                 ------------
                       LANDLORD AND TENANT IMPROVEMENTS
                       --------------------------------


     If the drawings are not approved by Landlord, Tenant shall resubmit revised drawings within fourteen (14) days of the notification of non-approval. All comments shall be incorporated into the Construction Documents.

     3.   CONSTRUCTION DOCUMENTS:

Tenant must submit three (3) sets of Construction Documents to Landlord within thirty (30) days of Preliminary Design Plan Approval.

     Construction Documents include, but are not limited to:
     a.   Key Plan 1/4"
     b.   Floor Plans 1/4"
     c.   Sections 1/4"
     d.   Reflected Ceiling Plans 1/4"
     e.   Store Front 1/2"
     f.   Interior Elevations 1/4"
     g.   Sections of Partitions 1/2"
     h.   Special Conditions 1 1/2"
     i.   Door Schedule and Jambs
     j.   Finish and Color Schedule with Material Sample Board
     k.   Fire Sprinkler Plans
     l.   Mechanical Drawings 1/4"
     m.   Electrical and Fire Alarm Drawings 1/4"
     n.   Electrical Schedules and Service Riser Diagram
     o.   Mechanical and Electrical Loads
     p.   Fixturing Layout Plan
     q.   Signage Color and Material Boards (Shop Drawings)
     r.   Other Plans required by Code

     If the Construction Documents are complete and submitted on time, and approved by Landlord, go to FINAL PLAN REVIEW.

     If Construction Documents are incomplete, are not submitted on time, or are not acceptable to Landlord, Landlord shall notify Tenant regarding incomplete, unacceptable or non-submitted drawings upon receipt. Tenant shall, within fourteen (14) days of Landlord notification, resubmit drawings reflecting changes, corrections and additions.

     4.   FINAL PLAN REVIEW

     Landlord's plan reviewer shall within (30) thirty days of receipt of Final Drawings, review the drawings. If approved/approved as noted, then Tenant shall proceed to Construction Phase.

     If the Final Drawings are rejected by Landlord's plan reviewer, Tenant shall revise the documents and same shall be resubmitted reflecting changes, corrections and additions, within fourteen (14) days following notification by Landlord of such rejection.

     5.   PRE-CONSTRUCTION REQUIREMENTS

     Within (5) days of the date upon which Tenant has received Landlord's approval of all final working drawings and specifications, application shall be made by Tenant for all appropriate building permits. When the building permits are issued, Tenant shall promptly give copies of the permits to Landlord, and Landlord will review the application to assure that the drawings submitted for permit are Landlord approved Final Plans.

     Tenant must place the electric, water and/or gas meters in its name as soon as possible with the appropriate utility companies, but in no case any later than 5 days from the date each service is inspected and approved for service by local authorities and utility companies.

                                  EXHIBIT B
                                  ---------
                                 PENTAGON ROW
                                 ------------
                       LANDLORD AND TENANT IMPROVEMENTS
                       --------------------------------

     Tenant's general contractor must meet with the Landlord's representative prior to the initiation of any work on the Leased Premises to review the Landlord's construction rules and regulations.

     Tenant's general contractor must submit to Landlord a construction information package before the start of construction. This package must include:

          a. name, address and local emergency contact for general, mechanical, plumbing and electrical contractors;

          b.   construction schedule;

          c.   copy of the building permit;

          d. a check in the amount of Two Thousand Five Hundred and No/100 Dollars ($2,500.00) as a construction deposit made payable to the Landlord. This deposit will be returned less Charges (as defined below) after the contractor has completed Tenant's Work, provided no rules have been violated, all Landlord's punch list items are corrected, and no damage has occurred to the Shopping Center.

          e.   execution of Landlord's Construction Rules and Regulations.

          f.   evidence of contractor's insurance in the following amounts:

                    (i) worker's compensation insurance and employer's liability as required by the jurisdiction in which the Shopping Center is located;

                    (ii) builder's risk insurance with a deductible no greater than Ten Thousand Dollars ($10,000.00) in the amount of the full replacement cost of the Tenant's Property and the Leasehold Improvements;

                    (iii) Commercial General Liability Insurance providing on an occurrence basis a minimum combined single limit of One Million Dollars ($1,000,000.00) per occurrence (and Two Million Dollars ($2,000,000.00) general aggregate, if applicable); and

                    (iv) business automobile liability insurance including the ownership, maintenance, and operation of the automobile equipment, owned, hired, and non-owned coverage with a combined single limit of not less than One Million Dollars ($1,000,000.00) for bodily injury and property damage.

     6.   CONSTRUCTION PHASE

     Tenant shall commence construction of Tenant's Work in the Leased Premises not later than ten (10) days after whichever of the following shall be the later to occur:

     a. The date of receipt by Tenant of Landlord's approval of Tenant's Construction Documents and specifications; and

     b.   The date of issuance of all appropriate building permits.

     During construction Tenant shall:

     a. Pay for temporary services and facilities, including the Charges (as defined below) and any costs incurred by Landlord for the shutdown, drainage and refill of active sprinkler systems servicing the Leased Premises as a requirement of Tenant's construction;

                                  EXHIBIT B
                                  ---------
                                 PENTAGON ROW
                                 ------------
                       LANDLORD AND TENANT IMPROVEMENTS
                       --------------------------------

     b. Pay for utilities ($.25 per square foot) and trash removal ($.35 per square foot) calculated on the square footage of the Floor Area of the Leased Premises (collectively, the "Charges");

     c.   Obey site Construction Rules and Regulations of Landlord;

     Tenant's contractors must be licensed, insured and in the state of Virginia (and in local jurisdiction as required).

     Tenant shall diligently pursue to completion all of Tenant's Work.

     It is expressly understood and agreed that any such alterations, changes or improvements shall in no way harm the structure of the Leased Premises or diminish the value of same or of the Shopping Center.

     All work to be performed by Tenant shall be performed in a good and workmanlike manner, in accordance with all rules, regulations, codes and ordinances of any local, municipal, state and/or federal authorities having jurisdiction thereof. Permits, licenses or approvals required for said work from such authorities shall be obtained by Tenant at its sole cost and expense.

     Tenant expressly agrees to protect, indemnify and save Landlord harmless from any liability to any person or estate for damage to person or property occurring during the work proposed hereunder.

     At the completion of Tenant's Work, Tenant shall deliver to Landlord (i) a copy of its Certificate of Occupancy, (ii) record drawings, (iii) final waiver of lien from Tenant's general contractor and (iv) a warranty of Tenant's Work (one year minimum).

     Tenant agrees that it shall fully complete Tenant's Work as set forth above, and open the Leased Premises for business to the public, fully fixtured and merchandised, on or before the Opening Date.

                                 EXHIBIT B-1
                                 -----------
                            TENANT'S DESIGN CRITERIA
                            ------------------------

                               "to be inserted"

                                  EXHIBIT B-2
                                  -----------
                        TENANT'S MECHANICAL ELECTRICAL
                        ------------------------------
                      AND PLUMBING DESIGN REQUIREMENTS
                      --------------------------------

                               "to be inserted"

                                  EXHIBIT B-3
                                  -----------
                   TENANT'S PRELIMINARY STORE DESIGN DRAWINGS
                   ------------------------------------------

                               "to be inserted"

                                  EXHIBIT B-4
                                  -----------
                         TRASH ENCLOSURE/LOADING DOCK
                         ----------------------------

                                "to be inserted"

                                  EXHIBIT B-5
                                  -----------
                               PUBLIC PLAZA AREA
                               -----------------


                               "to be inserted"

                                  EXHIBIT C
                                  ---------


                             INTENTIONALLY DELETED

                                   EXHIBIT D
                                   ---------
                                 PENTAGON ROW
                                 ------------
                            RULES AND REGULATIONS
                            ---------------------

     Tenant expressly covenants and agrees, at all times during the Term, and at such other times as Tenant occupies the Leased Premises or any part thereof, to comply, at its own cost and expense, with the following:

1. Any handling of freight for any purpose, or deliveries to or from the Leased Premises, shall be made in a manner which is consistent with good shopping center practice and only at such times, in such areas, and through such entrances and exits as are from time to time designated for such purposes by Landlord (the "Loading Area"). Any truck or machine used for handling freight or making deliveries in the Leased Premises or in the Shopping Center shall have rubber wheels only. There shall not be any parking or standing by delivery vehicles outside of the Loading Area or in any location that interferes with the use of any travel lanes or the parking garage. Notwithstanding the terms of this paragraph, any deliveries, loading and unloading of freight shall be conducted only during the hours of 7:00 a.m. to 10:00 p.m.; provided, however, that the foregoing limitation on the hours of delivery shall not apply to the Deed of Lease between Landlord and the existing grocery store tenant ("Harris Teeter"), so long as such Deed of Lease is in effect and so long as Harris Teeter uses the particular Loading Area that is particularly dedicated to its exclusive use.

2. All garbage and other refuse shall be kept inside the Leased Premises in the type of container specified by Landlord until such time as it is to be collected. All garbage shall be prepared for collection, and collected in the manner and at the times and places specified by Landlord. If Landlord elects to furnish or designate any service for the removal of garbage and other refuse, Tenant shall use such service. Tenant shall not be obligated to pay more for such service than the prevailing competitive rates charged by reputable, independent trash removal contractors for equal service on a direct and individual basis.

3. Tenant shall not (i) suffer, allow or permit any vibration, noise, odor or flashing or bright light to emanate from the Leased Premises or from any machine or other installation located therein, or otherwise suffer, allow or permit the same to constitute a nuisance to or interfere with the safety, comfort or convenience of Landlord or of any other occupant or user of the Shopping Center;
(ii) display, paint, or place any handbills, bumper stickers or other advertising devices on any vehicle(s) parked in the parking area(s) of the Shopping Center, whether belonging to Tenant, its employee(s), or any other Person(s); (iii) solicit business or distribute any handbills or other advertising materials in the Common Areas; (iv) conduct or permit any activities in the Shopping Center that might constitute a public or private nuisance; (v) permit the parking of any vehicles or the placement of any displays, trash receptacles or other items, so as to interfere with the use of any driveway, fire lane, corridor, walkway, parking area, mall or any other Common Area; (vi) use or occupy the Leased Premises or permit anything to be done therein which in any manner might cause injury or damage in or about the Shopping Center; or
(vii) use or occupy the Leased Premises in any manner which is unreasonably annoying to other tenants in the Shopping Center unless directly occasioned by the proper conduct of Tenant's business in the Leased Premises.

4. Tenant shall secure and protect the Leased Premises, and all property located within the Leased Premises. Tenant acknowledges and agrees that it, and not Landlord, is solely responsible for securing and protecting the Leased Premises, and all property located within the Leased Premises.

                                  EXHIBIT D
                                  ---------
                                 PENTAGON ROW
                                 ------------
                             RULES AND REGULATIONS
                             ---------------------

5. Tenant shall use the plumbing within the Leased Premises and the Shopping Center only for the purpose for which it is designed. Tenant shall be solely responsible for any breakage, stoppage or damage resulting from its violation of this provision, and shall pay any costs associated therewith to Landlord upon demand as Additional Rent.

6. Tenant shall contract for and use termite and pest extermination services for the Leased Premises, and with such contractor, as Landlord may from time to time designate. Tenant shall not be obligated to pay more for such service than the prevailing competitive rate charged by reputable, independent contractors. If Landlord does not designate such contractor, Tenant may employ a reputable contractor of its choosing, subject to Landlord's prior written consent.

7. Tenant shall participate in any window cleaning program that may be established by Landlord. Tenant shall not be obligated to pay more for its participation in such window cleaning program than the prevailing competitive rate charged by reputable independent window cleaning contractors for equal service on a direct and individual basis.

8. If Tenant undertakes any construction activities which causes any work stoppage, picketing, labor disruption or dispute, so as to interfere with activities at the Shopping Center, Tenant shall, upon request from Landlord, immediately suspend any construction work being performed in the Leased Premises giving rise to such labor problems. Tenant shall have no claim for damages of any nature against Landlord for such suspension nor shall the Term Commencement Date be extended as a result thereof.

9.   Tenant shall promptly obtain all permits, including occupancy permits, for
the Leased Premises or its use thereof.   Tenant shall pay before delinquency
all license and permit fees, and other charges of a similar nature, for the conduct of any business in, or any use of, the Leased Premises. Upon request Tenant shall provide to Landlord a copy of all its permits, including the certificate of occupancy.

10. Tenant shall not conduct or permit to be conducted any auction, fire, "going out of business" or similar type of sale (whether real or fictitious) from the Leased Premises; provided, however that this provision shall not restrict the absolute freedom (as between Landlord and Tenant) of Tenant to determine its own selling prices nor shall it preclude periodic, seasonal, promotional or clearance sales held in the ordinary course of business.

11. Tenant shall not place a load on any floor in the Shopping Center which exceeds the load which the floor was designed to carry, or which may result in improper weight distribution on such floors.

12. Tenant shall not install, operate or maintain in the Leased Premises, or in any other area of the Shopping Center, electrical equipment which does not bear the Underwriters Laboratories seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation.

13. To the extent required by Landlord or by any law, rule, regulation, guideline or order, Tenant shall provide sound barriers for all mechanical systems serving the Leased Premises.

14. Tenant shall not store, display, sell, or distribute any alcoholic beverages, dangerous materials, flammable materials,

                                  EXHIBIT D
                                  ---------
                                 PENTAGON ROW
                                 ------------
                             RULES AND REGULATIONS
                             ---------------------

explosives, or weapons in the Leased Premises, or conduct any unsafe activities therein, unless permitted pursuant to Section 1.1.

15. Except to the extent permitted in Section 1.1., Tenant shall not sell, distribute, display or offer for sale (i) any paraphernalia commonly employed in the use or ingestion of illicit drugs, or (ii) any X-rated, pornographic, lewd, or so-called "adult" newspaper, book, magazine, film, picture, video tape or video disk.

16. Tenant shall not operate or permit to be operated in the Leased Premises any automatic teller machines, or any coin or token operated vending machine or similar device including telephones, lockers, toilets, scales, amusement devices, and machines for the sale of beverages, foods, candy, cigarettes or other goods.

17. No radio or television aerial or other device may be erected by Tenant on the roof or on any exterior wall of the Leased Premises, or the building in which the Leased Premises is located, without Landlord's prior written consent. Any aerial or other device installed without such written consent shall be subject to removal by Landlord, at Tenant's sole risk and expense, without notice.

18. Tenant shall, upon five (5) days' written notice from Landlord, provide to Landlord a list of license numbers of all of Tenant's and its employees' vehicles. If Tenant or its employees fail to park their vehicles in designated in the subsurface parking areas, or if Tenant undertakes or permits the delivery of merchandise or other items except as herein provided, Landlord may, in addition to its other rights and remedies under this Lease, charge Tenant and Tenant shall pay to Landlord, on demand, $25.00 per day per vehicle parking in any area other than those designated by Landlord and $25.00 per delivery for deliveries undertaken or permitted by Tenant in the manner hereinabove prohibited.

19. Tenant shall comply with all other reasonable rules and regulations (including any reasonable modifications to the Rules and Regulations promulgated pursuant to the Declaration for Pentagon Row) which apply generally to all other stores (other than Major Tenants) in Tenant's building.

                                   EXHIBIT E
                                   ---------
                                 PENTAGON ROW
                                 ------------
                               GROSS SALES FORM
                               ----------------

                               GROSS SALES REPORT
                               ------------------


Please mail to:

Street Retail, Inc.
c/o Federal Realty Investment Trust
ATTN:  Tina D'Avanzo, Sales Analyst
1626 East Jefferson Street
Rockville, Maryland 20852-4041

Phone:  (301) 998-8207
Fax:    (301) 998-3704


Tenant Name:  ____________________________

Shopping Center:  Pentagon Row____________
                  ------------------------

Date:  ________________________


I hereby certify that, to the best of my knowledge, Gross Sales for the period beginning ___________________ and ending ___________________ as defined in the
Lease for the above location are __________________________________.


Signature:______________________

Phone No.:______________________

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------

     In addition, on nomination by Mr. Zimmerman, and upon receipt of 5 votes, the Board made the following appointments to the Columbia Pike Initiative Working Group:

     Appointed Todd Endo from The Urban Alternative, Reid Goldstein from the New Arlington-Douglas Park Civic Association, Elliott Burka from the Fillmore Garden Apartments, and Conchita Mitchell and Ruth Goltzer from the Columbia Pike Revitalization Organization.

                                  ooooo0ooooo

REGIONAL REPORTS.

     Mr. Ferguson announced that the Metropolitan Washington Council of Governments will sponsor a luncheon for the public on alternative fuel sources on February 10 at its headquarters at 777 North Capitol Street, and encouraged the public to attend.

                                  ooooo0ooooo

COUNTY MANAGER REPORTS.

     The Assistant County Manager for Public Affairs gave an update on legislation before the Virginia General Assembly

     PRESENTATION OF COUNTY MANAGER'S PROPOSED FISCAL YEAR (FY) 1999 BUDGET.

     The Acting County Manager presented the proposed FY 1999 budget to the Board.

                                  ooooo0ooooo

AN ORDINANCE PURSUANT TO APPLICATION SP #105 (SP-8) TO GRANT A SPECIAL EXCEPTION FOR A SITE PLAN ON CERTAIN PARCELS OF LAND KNOWN AS PROPERTY BOUNDED BY SOUTH JOYCE STREET, SOUTH ARMY NAVY DRIVE, PENTAGON CITY MALL PARKING GARAGE, AND SOUTH 15/TH/ STREET (RPC #35005018) (FEDERAL REALTY INVESTMENT TRUST; KSI SERVICE, INCORPORATED).

     After a duly advertised public hearing at which the public spoke, on motion by Mr. Ferguson, seconded by Mrs. Favola and carried by a vote of 5 to 0, the Board adopted the following ordinance and:

     BE IT ORDAINED that, pursuant to application SP #105 (SP-8) on file in the Office of the Zoning Administrator for a special exception for a site plan on Parcel 1A/2A for 830 (revised from 872) residential units, approximately 300,000 (revised from 390,400) square feet of retail (includes approximately 40,000 [revised from 67,350] square feet of health and fitness facility) and associated parking for the parcels of real property known as the property bounded by South Joyce Street, South Army Navy Drive, the Pentagon City Mall parking garage, and South 15/th/ Street (RPC #35005018), approval is granted and the parcels so described shall be used according to the approval requested by the application, subject to the conditions and modifications stated below so as to obtain and maintain the mix of sizes and types of retail realizing the "Main Street" vision B attractive and diverse storefronts, a pedestrian-friendly ambience, a busy and inviting central plaza, and ample neighborhood services:

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


     The following conditions of final site plan approval (numbers 1 through 7) are valid for the life of the site plan and must be met by the developer before issuance of the Clearing, Grading and Demolition Permit:

1. The developer (as used in these conditions, the term developer also includes the owner, the applicant and all successors and assigns) agrees to comply with the standard conditions set forth in Administrative Regulation
     4.1 and the revised plans dated November 7 and December 11, 1997, as reviewed and approved by the County Board and made a part of the public record on February 7, 1998, together with any modifications proposed by the developer and accepted by the County Board or vice versa. This site plan approval expires three (3) years after the date of County Board approval if the approved plan is not under construction. Extension of this approval shall be at the sole discretion of the County Board. The developer agrees that this discretion shall include a review of this site plan and its conditions for compliance with then current County policies for land use, zoning and special exception uses. Extension of the site plan is subject to, among other things, inclusion of amended or additional site plan conditions necessary to bring the plan into compliance with then current County policies and standards together with any modifications proposed by the developer and accepted by the County Board or vice versa.

2. The developer agrees to produce a photographic record of development, starting with a record of the site as it appears before demolition is begun, including photographic records during construction, and ending with a photographic record of the development as it appears after completion of construction. These photographs shall comply with the following specifications:

     All photographic records shall be taken using black and white film. Submission of negatives and a photograph contact sheet shall be the minimum acceptable standard; 8 inch by 10 inch prints are preferred. Color slides may be submitted in addition to black and white photographs and negatives. The photographic record shall include the following:

          Before Clearing, Grading and Demolition - Views of north, south, east, and west facades of buildings to be demolished, as location permits, as well as at least one photograph of the site before any clearing or grading including the existing physical relationship with adjacent buildings and streets.

          Site Clearance - Views of cleared site facing north, south, east and west, as location permits, with adjacent buildings and streets included.

          Construction Phase (shall be submitted before issuance of the Shell and Core Certificate of Occupancy Permit) - At a minimum, views of the site during excavation, completion of the first floor above grade, topping out, and during the exterior cladding phase.

          Site Completion - North, south, east and west facades of completed building or buildings, as well as at least one

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------

          view of completed project in context of adjacent buildings and streets.

     The photographic record of the site as it appears before demolition shall be delivered to the Zoning Administrator prior to issuance of a Clearing, Grading and Demolition Permit. The remaining records shall be delivered to the Zoning Administrator before issuance of a Master Certificate of Occupancy for placement in the County archives. If the "Fast Track" Permit Process (as defined in the brochure "The Fast Track Permit Process" published by Arlington County, May 1990, and available from the Arlington County Inspection Services Division) is selected by the developer, the Site Clearance photographs shall be submitted before issuance of the Footing to Grade Structure Permit, the Construction Phase photographs showing any construction to grade shall be submitted before the Final Building Permit, and the Construction Phase photographs showing all construction above grade and the Site Completion Photographs shall be submitted before issuance of the Master Certificate of Occupancy.

3. In addition to funding and constructing the utility undergrounding work, the developer agrees to contribute at the rate of $ 25,000.00 per acre to the County utility fund before issuance of the Clearing, Grading and Demolition Permit. The utility fund contribution for this site is $403,250.00. These funds would be utilized by the County to fund aerial utility relocation projects in the Pentagon City area. If the area of the site plan is subdivided, the contribution to be made by each owner shall be based proportionally on the amount of site area allocated to each subdivided parcel. The contribution, if not obligated by the County to pay for utility undergrounding projects within 10 years from the date of payment, will be refunded without any accrued interest to the development owners on record at the time of any refund. The developer agrees to pay the County $250,000.00 before issuance of the first Building Permit for the development, and the balance of $153,250.00 before issuance of the first Certificate of Occupancy for the development.

4. The developer agrees to develop a plan for temporary pedestrian and vehicular circulation during construction. This plan shall identify temporary sidewalks, fencing around the site and any other feature necessary to ensure safe pedestrian and vehicular travel around the site during construction. This plan shall be determined by the Department of Public Works to meet these standards before issuance of the Clearing, Grading and Demolition Permit.

5. The developer agrees to comply with all state and local laws and regulations not modified by the County Board's action on this plan and shall obtain all necessary permits.

6. The developer agrees to file three (3) copies of a site plan which complies with the final approval of the County Board and with Administrative Regulation 4.1 with the Zoning Administrator within 90 days of the County Board approval before issuance of the Clearing, Grading and Demolition Permit.

7. The developer agrees to comply with the following before issuance of the Clearing, Grading and Demolition Permit and to remain in compliance with this condition until the Master Certificate of Occupancy is issued:

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


     a. The developer agrees to identify a person who will serve as liaison to the community throughout the duration of construction. This individual shall be on the construction site throughout the hours of
          construction, including weekends.   The name and telephone number of
          this individual shall be provided in writing to residents, property managers and business owners whose property abuts the site, and to the Zoning Administrator, and shall be posted at the entrance of the project.

     b. Before commencing any clearing or grading of the site, the developer shall hold a meeting with those whose property abuts the project to review the hauling route, location of construction worker parking, plan for temporary pedestrian and vehicular circulation, and hours and overall schedule for construction. The Zoning Administrator is to be notified of the date of the meeting before the permit is issued. Copies of plans showing the hauling route, construction worker parking and temporary pedestrian and vehicular circulation shall be posted in the construction trailer and given to each subcontractor before they commence work on the project.

     c. Throughout construction of the project, the developer agrees to advise abutting property owners in writing of the general timing of utility work in abutting streets or on-site that may affect their services or access to their property.

     d. At the end of each work day during construction of the project, the developer agrees to ensure that any streets used for hauling construction materials and to enter the construction site are free of mud, trash, and debris.

8. The following conditions of the final site plan approval (numbers 8 through 24) are valid for life of the site plan and must be met by the developer before issuance of the Excavation/Sheeting and Shoring Permit:

     The developer agrees to submit detailed final site development and landscape plans which shall include the outdoor pavilion and terraces located on the roofs of the commercial stores, special paver treatment on a portion of the south parking lot, and brick paver crosswalks on South Joyce Street and the rear access spine between Building C and the Fashion Center garage. The detailed final site development and landscape plan shall be submitted at a scale no larger than 1/16 inch = 1 foot before issuance of the Excavation/Sheeting and Shoring Permit and the plan shall be approved by the County Manager or his designee before issuance of the Final Building Permit. In order to facilitate comparison with the final site engineering plan the landscape plan shall be at a scale of 1 inch = 25 feet; the County may require more detailed plans appropriate to landscape installation at a larger scale (1/16 inch = 1 foot, 1/8 inch = 1 foot, or 1/4 inch = 1 foot). The County may permit minor changes in building, street and driveway locations and other details of design as necessitated by more detailed planning and engineering studies if such changes are consistent with the provisions of the Zoning Ordinance governing administrative approval and with the intent of the site plan approval. The landscape plan shall include a Street Tree Plan which shall be reviewed by the Department of Parks, Recreation and Community Resources and shall be accompanied by the site engineering plan and the two (2) plans shall be compared to ensure that there are no conflicts between street trees and utilities; neither plan shall be approved until

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


     the landscape plan and the site engineering plan agree. The installation of all plant materials for each individual building shown on the final landscape plan shall take place before issuance of the first Certificate of Occupancy for each individual building. The final site development and landscape plan shall include the following details:

     a. The location and dimensions of traffic signal poles and control cabinets, utility meters, utility vaults and boxes, transformers, mechanical equipment, fire hydrants, stand pipes, storm water detention facilities, the location of all existing and proposed utility lines and of all easements. The location of traffic control cabinets shall be shown on the final site engineering plan and placed so as not to obstruct pedestrian travel or be visually obtrusive. Traffic control cabinets shall not be located in the public sidewalk. Transformers shall not be placed in the setback area between the building and the street.

     b. The location, dimensions, and materials for driveways, driveway aprons, parking areas, interior walkways and sidewalks as well as for address indicator signs;

     c. The location and types of light fixtures for streets, parking, walkway and plaza areas;

     d. Topography at two (2) foot intervals and the finished first floor elevation of all structures;

     e. Landscaping for plaza areas, raised planters and surface parking areas, including a listing of plant materials and details of planting, irrigation and drainage; and

     f. The location and planting details for street trees in accordance with Department of Public Works standards and specifications for planting in public rights-of-way and as shown on the approved final site engineering plan.

9. Landscaping shall conform to Department of Public Works standards and to the following requirements:

     a. Planting materials shall be of good nursery stock and a nursery guarantee shall be provided by the developer for two (2) years including the replacement and maintenance (to include but not be limited to pruning, feeding, spraying, mulching, weeding, and watering) of all landscape materials following the issuance of the Master Certificate of Occupancy;

     b. Planting materials and landscaping shall meet American Standard for Nursery Stock Z50.1-73, and shall also meet the following standards:

          (1) Major deciduous trees (shade or canopy trees such as Oaks, Maples, London Planes, Japanese Zelkovas, etc.)- a height of 12 to 18 feet with a minimum caliper of 3 to 3 1/2 inches.

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------



          (2) Evergreen trees (such as Scotch Pines, White Pines, Hemlocks, etc.)- a minimum height of 8 to 10 feet.

          (3) Ornamental deciduous trees (such as Cherries, Dogwoods, Serviceberries, Hornbeams, etc.)- a height of 10 to 14 feet with a minimum caliper of 1 1/2 to 2 inches.

          (4)  Shrubs- a minimum spread of 18 to 24 inches.

          (5)  Groundcover- in 2 inch pots.

     c. All new lawn areas shall be sodded; however, if judged appropriate by the County Manager or his designee, based on accepted landscaping standards, seeding may be substituted for sod. All sod and seed shall be state certified;

     d. Exposed earth not to be sodded or seeded shall be well-mulched or planted in ground cover. Areas to be mulched may not exceed the normal limits of a planting bed;

     e. Soil depth shall be a minimum of four (4) feet for trees and tall shrubs and three (3) feet for other shrubs. This requirement shall also apply to those trees and shrubs in raised planters. Soil depth for raised planters shall be measured from the bottom of the planter to the top of the planter wall. The walls of raised planters shall be no higher than seat-wall height (2x1/2 feet, maximum) above the finished grade adjacent to them;

     f. Finished grades shall not exceed a slope of three (3) to one (1) or the grade that existed before the site work began.

     g. The developer agrees to maintain the site in a clean and well-maintained condition before issuance of the Clearing, Grading and Demolition Permit and agrees to secure and maintain the site throughout the construction and phrasing process. Further, the developer agrees to submit a maintenance agreement which shall ensure that all plaza areas and other landscaped areas located on private property are kept in a clean and well-maintained condition after the expiration of the two (2) year guarantee required in condition number 9.a. above and to follow the terms of that maintenance agreement approved for that purpose by the Zoning Administrator.

     h. The developer agrees to notify the Department of Parks, Recreation and Community Resources (DPRCR) Urban Forester at least 72 hours in advance of the scheduled planting of any street trees in the public right-of-way and to be available at the time of planting to meet with the staff of the DPRCR to inspect the plant

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


          material, the tree pit and the technique of planting. Soil used in the tree pit must meet the specifications for street tree planting available from the DPRCR Urban Forester.

10. The developer agrees to contact all utility companies, including the electric, telephone and cable television companies, and offer them access to the site at the time of utility installation to install their underground cables. In order to comply with this condition the developer agrees to submit to the Zoning Administrator letters from the developer to the utility companies offering them access as stated above.

11. The developer agrees to construct pavement, curb and gutter along all frontages of this site in accordance with Arlington County Standard R-20 for concrete curb and gutter and standards R-1.0, -1.1, -1.2, -1.3 and -1.4 for pavement and according to the following dimensions:

     a. South Army Navy Drive, south side-curb and gutter shall be removed and replaced, generally in its present alignment and as shown on the final engineering plan approved by the County Manager. The driveway entrance to the site from South Army Navy Drive shall be designed to allow right turns in only. The driveway shall operate one-way southbound and shall be designed with similar channelization from the interior of the parking lot to prohibit northbound access from the site to South Army Navy Drive.

     b. South Joyce Street-shall be reconstructed with the widening to occur on the east side to provide two (2) travel lanes in each direction separated by a raised median and as shown on the final engineering plan approved by the County Manager. The curb travel lane shall be 14 feet wide to accommodate an on-street bicycle trail. Median widths shall be a minimum of eight (8) feet wide, except where left-turn lanes are provided and the adjacent median shall be a minimum three
          (3) feet wide.

     c. South 15th street- the driveway entrance to the site from South Army Navy Drive shall be designed to restrict access to and from the site to right turns in and right turns out only. The median in South 15th Street shall be revised as necessary to restrict left turns to and from the site from South 15th Street

     d. The developer agrees to pay the capital and design cost for the installation of new traffic signals and modifications to existing signals at the following locations as approved by the County Board:

          -    South Army Navy Drive and South Joyce Street

          -    South Joyce Street and driveway entrances B and C

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


          - Upon completion of phases one and two of the development, if it is determined by the County Manager, that signals are needed at either South Joyce Street and driveway entrance A and/or the intersection of South Joyce Street and South 15th Street, the developer agrees to fund their installation.

     e. The developer agrees to construct as shown on the final engineering plan the proposed nubs along the parking lane along the west side of South Joyce Street, and the proposed brick paver crosswalks and intersection treatment at driveway entrances B and C as shown on the final engineering plan approved by the County Manager.

     f. The developer agrees to reconstruct and consolidate the four driveway entrances providing access to the Potomac Apartment Building parking lot for residents and service and delivery vehicle access, as shown on the final engineering plan approved by the County Manager.

     All improvements to curb, gutter, sidewalks and streets for pedestrian and/or vehicular access or circulation shall be in full compliance with the Americans with Disabilities Act and any regulations adopted thereunder.

12. Sidewalks along all street frontages of this development shall be paved with concrete with parallel and perpendicular brick banding that visually relates to the design of the retail tenant modules and the streetscape, and shall be placed on a properly engineered base approved as such by the Department of Public Works. The final selection of materials and colors to be used shall be as determined by the County Manager or his designee on the final site development and landscape plan in accordance with the Rosslyn-Ballston Streetscape Plan or other applicable urban design standards approved by the County Board and in effect at the time of the site plan approval. The sidewalks shall contain street trees in 4 foot by 42 foot tree pits. Each tree pit shall contain two (2) street trees planted 30 feet on center. At grade the tree pits shall be constructed to have the appearance of two (2) pits measuring 4 feet by 18.5 feet with a five (5) foot walkway between the beds. The beds shall be surrounded by raised concrete or brick curbs, or other material as approved in the landscape plan, and shall be planted with either liriope muscarii, euonymous fortunei (Wintercreeper), hypericum, calycinum (Aarons Beard), or juniperius conferta (Shore Juniper) and /or other plant materials as specified and approved on the final landscape plan. Street trees shall be planted approximately 30 feet on center and shall not be placed within the vision obstruction area. All public walkways shall be constructed to County Standard. Street trees shall be guaranteed by the developer for two (2) years after final acceptance of the right-of-way improvements by the Department of Public Works. Before acceptance of the right-of-way improvements a bond and an agreement for this guarantee period shall be submitted to the Department of Public Works by the developer and executed by the developer in favor of the County. The

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


     developer agrees to maintain all street trees and landscaping in the sidewalks and raised medians. The sidewalk sections and street tree species shall be as follows:

          South Joyce Street, South 15th Street, South Army Navy Drive: minimum 14 feet sidewalk from back of curb: street trees shall be either Red Maple, Norway Maple or Red Oak, or as specified and approved on the final landscape plan.

13. In order to accommodate the subsurface requirements of utilities and streetscape elements (including street trees), the final design of the project shall provide a structure-free zone under the public sidewalk along all street frontages. This zone shall be a minimum of five (5) feet deep and shall extend from the back of the street curb under the full width of the public sidewalk (the sidewalk width shall be as defined in condition number 12 above). No subterranean structures (such as parking garages) shall intrude into this five (5) foot deep zone. Within the zone, the location of underground utilities and utility vaults shall not interfere with the appropriate spacing and replacement of street trees. Utility lines shall not be located beneath street trees. The location of all existing and proposed utility lines shall be shown on both the final landscape plan and the final site engineering plan.

14. The location of water services will be determined at the time of the review of the final engineering plan in accordance with the following standards. Water meter installations shall be located behind and adjacent to the curb line in an area clear of driveways, a minimum of five (5) feet clear of other utilities and a minimum of 10 feet clear of structures. A clear space 15 feet wide by 25 feet long by 10 feet deep shall be provided for three (3) inch and four (4) inch meter installations, and 20 feet wide by 25 feet long by 10 feet deep for six (6) inch and larger meter installations. The location of building walls shall be adjusted as necessary to provide these clearances.

15. All sanitary sewers and water mains, including water services, shall have a minimum of 10 feet horizontal clearance from each other and five (5) feet from all other utilities, and shall have a minimum of 10 feet horizontal clearance from buildings and other structures. Water mains 16 inches and larger and mains over 10 feet in depth shall have a minimum of 15 feet horizontal clearance from buildings and other structures; and sanitary sewers 15 inches and larger or sewers over 10 feet in depth shall have 15 feet minimum clearance from buildings and other structures. All water mains and sanitary sewers shall meet County standard design criteria.

16. No existing water main or fire hydrant shall be taken out of service or made inaccessible without the prior written approval of the Department of Public Works. This approval shall be obtained before issuance of the Excavation/Sheeting and Shoring Permit.

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


17. The developer agrees to provide horizontal standpipes or fire hydrants at intervals of not more than 300 feet to provide adequate fire protection. The County shall specify kind of service and locations at the time of the final site engineering plan approval based on applicable safety standards.

18. The developer agrees to remove and replace any existing curb, gutter and sidewalk along the street frontages of this site which is in poor condition or damaged by the developer according to Arlington County standards and specifications.

19. The developer agrees to pay the capital cost for the installation of approved Arlington County street lightning. In addition, the developer agrees to furnish and install all conduit and junction boxes necessary for the lighting system. All construction shall meet Virginia Power standards. Lighting shall be in accordance with the following:

          The Virginia Power "Carlyle" standard street light along all street frontages of the site

20. The developer agrees to remove or place underground all existing aerial utilities within or along the periphery of this site. Any utility improvements necessary to provide adequate utility services to this development or utility work necessary to provide a terminus to the underground facilities shall be paid for by the developer and shall not result in the installation of any additional utility poles.

21. The developer agrees to submit final site engineering plans for the entire site to the Department of Public Works. The plans shall be drawn at the scale of 1 inch=25 feet and be 24 inches by 36 inches in size. The Excavation/Sheeting and Shoring Permit shall not be issued for this site until final site engineering plans for the entire site and the sequence of construction has been submitted and reviewed by the Department of Public Works.

22. The developer agrees to provide parking for all construction workers without charge to the workers. In lieu of providing parking, the developer agrees to provide a subsidy for the construction workers in order that they may use Metro, provide a van for vanpooling, or another method of providing for construction workers to arrive at the site. Compliance with this condition shall be based on a plan which shall be submitted to the Zoning Administrator before issuance of the Excavation/Sheeting and Shoring Permit. This plan shall set forth the location of the parking to be provided at various stages of construction, how many spaces will be provided, how many construction workers will be assigned to the work site, and mechanisms which will be used to encourage the use of Metro, carpooling, vanpooling, and other similar efforts. The plan shall also provide for the location on the construction site at which information will be posted regarding Metro schedules and routes, bus schedules and routes, and carpooling and vanpooling information. If the

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


     plan is found to be violated during the course of construction, a correction notice will be forwarded to the developer. If the violation is not corrected within 10 days, a "stop work order" will be issued, with construction halted until the violation has been corrected.

23. Concrete with brick banding shall be used on the driveway aprons to provide a continuous sidewalk treatment. The residential drop-off area for building AE" shall be constructed of brick or a concrete unit paver. Interior walkways shall be constructed of concrete with brick accents at key locations, and shall have a minimum width of four (4) feet. The materials and colors used are subject to approval by the County Manager or his designee according to adopted Sector Plans or other urban design standards approved by the County Board as a part of the final site development and landscape plan.

24.  The developer agrees to install address indicator signs which comply with
     Section 27-12 of the Arlington County Code or successor provision in a location visible from the street and as shown on the final site development and landscape plan.

 .    The following conditions of final site plan approval (numbers 25 through
     34) are valid for the life of the site plan and must be met by the developer before either issuance of the Footing to Grade Structure Permit or Final Building Permit, or as specified in each condition:

25. The design of the facade treatment for the buildings and the materials to be used on the facades including the final design criteria for the facades of the tenant store fronts, shall be consistent with submitted revised drawings dated December 11, 1997, and as presented to the County Board and made a part of the public record on February 7, 1998. The design of the building and tenant facade treatments shall be reviewed by the Site Plan Review Subcommittee and administratively approved before issuance of the Footing to Grade Structure Permit.

     The design criteria shall include standards to ensure that:

     a. Retail tenants in Buildings B and D with elevations or walls on the first floor of South Joyce Street shall have at least one entrance on South Joyce Street, and if they also have elevations or walls on the first floor of the parking lot side then they shall have either an entrance to the parking lot or an appearance of retail frontage for the parking lot side of the building:

     b. In Building A there shall be at least one retail entrance on South Joyce Street and the appearance of retail frontage along the balance of the building on South Joyce Street.

     c. Retail tenants having elevations or walls on the first floor of only the parking lot side of the building shall have an entrance to the parking lot.

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------

     26. All required easements and right-of-way agreements shall be submitted to the Department of Public Works for approval before issuance of the Footing to Grade Structure Permit, and shall be recorded by the developer before issuance of the Final Building Permit.

     27. Upon approval of the final site engineering plan the developer agrees to submit a performance bond estimate for the construction or installation of all facilities (to include street trees and all landscape materials) within the public rights-of way or easements to the Department of Public Works for review and approval before issuance of the Footing to Grade Structure Permit. Upon approval of the performance bond estimate, the developer agrees to submit a performance bond and agreement for the construction or installation of all these facilities (to include street trees and all landscape materials) within the public rights-of-way or easements to the Department of Public Works and this bond shall be executed by the developer in favor of the County before issuance of the Final Building Permit.

     28. The developer agrees that all electrical transformers serving the site shall be placed either below grade in vaults or on screened surface pads which meet Virginia Power standards. All transformers must be screened so as not to be visible from the public right-of-way. This screening shall include brick screening walls attached and incorporated into the design of the grocery store facade, and brick piers with wrought iron sides and gates at other locations serving buildings "A", "B", "C" and "D". All utility improvements necessary to service the site shall not result in the installation of any additional utility poles or transformers on adjacent utility poles. All utility service to the buildings shall be placed underground.

          Electrical transformers placed underground (building "E") may be placed in the street right-of-way or in driveways if approved by the County on the final site engineering plan. Ventilation grates may not be located within public sidewalks or within that portion of the public right-of-way between the street curb and any building which is used as a walkway. The locations of the vaults shall be coordinated with other utility locations so as to have a minimum clearance of five
          (5) feet to conduits and manholes and a minimum clearance of 10 feet to water mains and sanitary sewers unless otherwise approved by the owner of that utility.

          All above grade transformer locations, vault ventilation grate and utility locations shall be submitted to the Department of Public Workers for preliminary review as part of the final site engineering plan before issuance of the Excavation/Sheeting and Shoring Permit, and approved by the Department of Public Works and the Zoning Administrator before issuance of the Footing to Grade Structure Permit.

     29. Except for the grocery store, interior space shall be provided for the collection, storage and compaction of

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------

     trash, as well as appropriate facilities for the recycling of reusable materials as defined by the County. This space shall not encroach on the required loading berth. Drawings showing compliance with this condition shall all be approved by the Zoning Administrator before issuance of the Final Building Permit.

30. All loading docks shall be in the interior of the buildings, with the exception of the grocery store whose loading bays shall be located adjacent to the rear drive aisle and mall garage. All loading docks shall comply with the requirements of Section 1 (minimum 12 foot clear width [including entrances], 30 foot length and 14 foot clearance) and Section 33.C.5 of the Zoning Ordinance, and shall contain roll-down doors with the exception of the grocery store.

31. Parking garages shall be designed to allow access and use by vans, and all garage entrances shall have a minimum clearance of 86 inches. At least
     2.5 percent of the total parking supply shall be accessible to vans and shall be conveniently located on the level of the garage closest to street level or in the surface lot. Compliance with this condition shall be determined by review of the building plans by the Zoning Administrator before issuance of the Footing to Grade Structure Permit.

32. The developer agrees to ensure that all parking spaces comply with the requirements of Section 33 of the Zoning Ordinance. Unless otherwise approved by the County Board, the number of compact spaces may not exceed 40 percent of the total number of spaces provided. The developer agrees to provide, at a minimum, a residential parking ratio consistent with the PDSP requirement. The balance of the residential parking shall be used for visitor parking (43 percent of balance) and for shared parking between residential visitors and retail uses (57 percent of the balance). The developer agrees to provide, at a minimum, a retail parking ratio of one
     (1) space per 250 square feet of retail gross floor area (including discounts permitted by the Zoning Ordinance for uses located in Metro Station areas: retail gross floor area included in the main building [5,000 square feet], grocery store gross floor area [15,000 square feet], and restaurants with less than 200 seats [aggregate of 17,000 square feet]) shall be provided. Drawings showing that these requirements are met shall be approved by the Zoning Administrator before issuance of the Footing to Grade Structure Permit.

33. The developer agrees to provide secure bicycle storage facilities in a location convenient to both residential and retail areas on the following minimum basis:

          One (1) space for every 10 residential units, or portion thereof, and one (1) visitor space for every 50 residential units, or portion thereof:

          Two (2) visitor/customer spaces for every 10,000 square feet, or portion thereof, of the first 50,000 square

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------

          feet of retail floor area; one (1) space for every 12,500 square feet, or portion thereof, of additional retail floor area; and one (1) employee space for every 25,000 square feet, or portion thereof, of retail floor area.

     These facilities shall be highly visible to the intended users and protected from rain and snow within a structure shown on the site plan.
     The facilities shall not encroach on the sidewalk or on any area in the public right-of-way intended for use by pedestrians. The facilities for retail and residential users must meet the acceptable standards for Class I storage space and be highly visible from an elevator entrance, a full time parking attendant, a full-time security guard or a visitor/customer entrance. Facilities for visitors/customers must meet the standards for either Class II or Class III storage space and be highly visible from a main street level visitor/customer entrance. Drawings showing that these requirements have been met shall be approved by the Zoning Administrator before issuance of the Footing to Grade Structure Permit.

34. All plaza areas used for vehicular access and all surface parking areas shall be constructed to support the live load of any fire apparatus. Bollards or curbs shall be used on pedestrian plazas to separate the areas intended for emergency vehicle use from areas intended for pedestrian use. No above grade structure shall be allowed to encroach in fire lanes. Compliance with this condition shall be demonstrated before issuance of the Footing to Grade Structure Permit.

 .    The following conditions of final site plan approval (numbers 35 through
     39) are valid for the life of the site plan and must be met by the developer before issuance of the Final Building Permit:

35. Mechanical equipment shall be screened so as not to be visible from public rights-of-way.

36. The use of any penthouse shall be limited to mechanical equipment and equipment maintenance space or radio transmitters and receivers as required in condition number 51.

37. The developer agrees to submit engineering site plans and building plans to the Crime Resistance Section of the Arlington County Police Department for review of security measures before issuance of the Final Building Permit.

38.  The developer agrees to obtain from the Federal Aviation Administration
     (FAA) before issuance of a building permit, a written statement that the project is not a hazard to air navigation or that the project does not require notice to or approval by the FAA.

39. The developer agrees to develop a comprehensive sign plan using the sign program contained in the revised drawings dated December 11, 1997, and approved by the County Board on

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------

     December 18, 1997, as a prototype. All exterior signs shall be consistent with the guidelines contained in "Sign Guidelines for Site Plan Buildings" and with Section 34 of the Zoning Ordinance. The Zoning Administrator shall determine whether the signs meet the standards of the Guidelines and the Ordinance. No sign permits will be issued until a comprehensive sign plan is reviewed by the Site Plan Review Subcommittee and approved by the County Board. The comprehensive sign plan shall be approved before issuance of the Final Building Permit. All proposed rooftop signs shall require a site plan approval or amendment.

 .    The following conditions of final site plan approval (numbers 40 through
     44) are valid for the life of the site plan and must be met by the developer before issuance of the First Certificate of Occupancy.

 .    The intent of this condition is to ensure that at least one parking space is available in perpetuity for parking use by each unit in the building. Accordingly, the developer agrees to offer the use, for rental units, and the purchase or use for condominium units, of at least one parking space for each dwelling unit.

     Further, for condominium units, the developer agrees to notify the Zoning Administrator at the time of the settlement of the last dwelling unit. If excess parking spaces are available at the time of settlement of the last dwelling unit, the number of excess parking spaces equaling the number of dwelling units which were sold without a parking space shall first be offered exclusively for a period of twelve (12) months to the owners of those dwelling units which were sold without a parking space. Any other remaining spaces shall be offered to all dwelling unit owners or transferred to the condominium, cooperative or homeowners association. By the end of twenty-four (24) months following the settlement of the last dwelling unit, the developer agrees to relinquish in writing to the condominium, cooperative or homeowners association any and all remaining interest in the parking spaces or garage and a copy shall be filed with the Zoning Administrator. The future purchase of any parking spaces shall be limited to the dwelling unit owners or condominium, cooperative or homeowners association of the building.

     For both rental and condominium buildings, the use of the parking spaces allocated to the residential use shall be limited to parking use by the residents of the building and their guests, unless otherwise permitted by the Zoning Ordinance, and shall not be converted to storage or other use without approval of a site plan amendment.

40. The developer agrees to include a lighting plan for all internal and external public areas, including parking areas, as part of the final site development and landscape plan. This lighting plan shall be subject to review by the Police Department based on the Zoning Ordinance, Section 2, Subsection H, and the Illumination Engineering Society of North American Standards and shall not be approved as part

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------

     of the final landscape plan unless it meets these standards. The lighting shall be installed and tested before issuance of the First Certificate of Occupancy.

41. The developer agrees to be responsible for documenting any historical artifact or historical natural feature uncovered during construction on the site. This documentation shall include written notation describing the artifact or natural feature, color photographs, and mapping of the location and/or depth of the site excavation at which the item was found. The developer agrees to submit a copy of this documentation to Arlington County.

     In the event an artifact or natural feature is found on the site, and is to be disturbed or removed from the site during construction,, the developer agrees to contact the Arlington County Historic Preservation Program, Community Improvement Division, before removing or disturbing the artifact or natural feature. Arlington County shall be given the opportunity to accept donation of the artifact or natural feature before the item is offered to any other organization or individual.

42. If the project includes a residential component, then the conditions of this site plan approval shall be made available with the condominium, cooperative or homeowners association's bylaws or agreements. Documentation that this condition has been satisfied shall be provided to the County Manager or his designee before issuance of the First Certificate of Occupancy.

43. Before issuance of the Master Certificate of Occupancy, the developer agrees to submit drawings certifying the building heights as measured from the average site elevation both to the building roof, the top of the penthouse and to the top of the clock tower.

     Post Certificate of Occupancy: the following conditions of final site plan approval are valid for the life of the site plan:

44. In order to maintain the effectiveness of the County's public safety communications systems, the County reserves the right to install radio transmitters and receivers in the penthouse or top floor and antennae on the roof of the proposed buildings at no charge to the County in a location and design that is acceptable to the County and the building owner based on a reasonable exercise of judgment by both. The developer agrees to provide access to electrical service separately metered, including auxiliary electrical power, and telephone radio control lines to the penthouse in the defined area. Any radio transmitter or receiver equipment and antenna to be installed or used by others must not interfere with the emergency communications system of the County.

45. Any structural addition shall be subject to the approval of the Zoning Administrator consistent with Section 36.H.2c of the Zoning Ordinance. If the Zoning Administrator

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------

     determines that the proposed improvements have a significant impact on the site plan, a site plan amendment shall be required.

46. The developer or owner agrees to remove snow from all interior streets and interior and exterior sidewalks within a reasonable time after the snow has stopped.

47. If the project includes a residential component, then the maintenance of the common area, walkways, private drives and parking areas which are tied to condominium units shall be provided for by the condominium, cooperative or homeowners association's bylaws or agreements consistent with Section 2.D.6 of the Zoning Ordinance.

48. The developer agrees to provide parking for each building according to the approved parking ratio; when this parking is not located within the parcel designation of each building but located within the overall project, it shall continue to be committed to the entire project for purposes of administering the Zoning Ordinance.

49. The density allocated for any subdivided parcel on the site shall be the same as the approved density for the entire site. No additional density shall be allowed on any individual parcel formed by subdivision of the site.

 .    The following unique site specific conditions (number 51 through 60) are valid for the life of the final site plan and must be met before issuance of the permit specified in each condition:

50. The developer agrees to construct the residential component of buildings "A" through "D" concurrent with the retail component.

51. The developer agrees to provide a full-service grocery store adjacent to South Army Navy Drive in building "A" consisting of 40,000 to 70,000 square feet, and a full-service drug store consisting of 8,000 to 20,000 square feet. The size and location of the stores shall be provided on the final site development plan. The grocery store shall be located in the first building to be constructed. The developer agrees to submit an affidavit to the Zoning Administrator which outlines the general terms of the lease agreement with the grocery store tenant, including the tenant name, tenant space size and lease period, which shall be submitted to the Zoning Administrator prior to issuance of the Excavation/Sheeting and Shoring Permit. No permits for above grade construction shall be granted for any other buildings before application for the final building permit for the shell of the building which contains the grocery store.

52. The developer agrees to provide a combined minimum of 48,000 square feet of grocery store and drug store use in perpetuity. The developer agrees to use the balance of the approved retail/commercial space as follows:

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


     a. Types of uses: A minimum of 50 percent of the balance shall be "neighborhood retail" and the remainder shall be "community retail". For this purpose, "neighborhood retail" shall mean uses consistent with those permitted under the "C-1" and "C-1-R" Zoning Districts as defined by the Zoning Ordinance in effect on February 7, 1998 including medical and banking offices, but not including department stores and general offices. "Community retail" shall include junior department stores; other retail uses similar to those listed in Attachment E, "Congressional Plaza" and the additional types of commercial offices described in (b) below.

     b. Permitted offices: The types of commercial offices that shall be permitted include professional offices such as medical, legal, insurance, philanthropic, real estate, banking and others which, in the judgement of the Zoning Administrator, are of the same general character as those permitted in the "C-1-0" Zoning District as of February 7, 1998.

     c. Sizes of individual uses: In addition to the grocery store and drug store, one store may be permitted up to 52, 000 square feet in Building A. A health and fitness facility may be permitted up to approximately 40,000 square feet. There may also be two (2) more uses up to 35,000 square feet each; however, no other stores or uses may larger than 25,000 square feet each. Retail stores or uses located in Buildings B and D with ground floor frontage on South Joyce Street are limited to 14,000 square feet on the ground level, except that one ground floor tenant space may be up to 20,000 square feet.

     d. Average size. The retail/commercial uses, excluding the grocery store, drug store and health and fitness facility, shall have an average size of 7,000 square feet or less.

     e.   Compliance:    The developer agrees to submit a retail plan, which
          identifies the tenants by type ("neighborhood" and "community") and by location in the buildings, to the Zoning Administrator prior to the issuance of the Final Building Permit for the first building.

53. The final architectural treatment for the facade of building "E", the residential tower located at the south end of the site, shall be integrated into the final architectural design of the project and shall be reviewed by the Site Plan Review Subcommittee (SPRS) and approved by the County Manager or his designee for such integration prior to the issuance of any permits for the building. The facade of building "E" shall be designed to be compatible with the rest of the project, including the special treatment on the lower level as discussed at the SPRS meeting. Any change in building design, including building mass and its configuration on the site, shall require a site plan amendment, or as determined by the Zoning Administrator.

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


     During construction of phase 1 and the balance of Parc Vista, the site of building "E" may be used for construction staging and parking for construction workers. When not being used for construction staging and parking for construction workers, and until building "E" construction is commenced, the developer agrees to develop and preserve the site as well-maintained open green space.

54. The developer agrees to develop and implement landscape treatments in the plaza and throughout the development consistent with the conceptual landscape plan, which treatments shall include, but not be limited to, installation of trees and shrubs in landscaped areas in and around the periphery of the parking lot, between the sidewalk and the buildings, and adjacent to interior walkways and the rear access drive. Surface parking lots shall be landscaped in accordance with the requirements of Section 32A of the Zoning Ordinance. The landscaped areas of the surface parking lots which are directly located above the underground garage shall be landscaped with shrubs and other plant materials in lieu of trees. The landscape treatments shall be reviewed and approved as part of the final site development and landscape plan.

55. The developer agrees to construct architectural facade treatments for the grocery store, and the one store permitted up to 52,000 square feet in Building A as indicated in condition number 53 above, designed to enhance its pedestrian appeal and street orientation along South Army Navy Drive through provision of wall articulation and/or store front window treatments as shown in the revised drawings dated December 11, 1997, or as approved as part of the final site development and landscape plan.

56. The area of the urban plaza designated for the ice rink shall be constructed of a permanent decorative paver treatment. The ice rink may be open to the general public during the months of November through March, seven (7) days a week from 12:00 p.m. to 9:00 p.m. The developer agrees to work with the neighboring community and civic associations in identifying activities for the use of the plaza during the off season months. The developer agrees to submit plans for the use of the rink during off-season periods to the Zoning Administrator prior to the Certificate of Occupancy for the space. The operation of the ice rink and other off-season uses shall comply with the Arlington County Noise Ordinance.

57. Any change in the land use of spaces, including conversions from neighborhood shops to community shops which would result in exceeding the ratio consistent with condition number 53 above, conversions in the grocery and drug store uses, as well as conversions from residential to retail uses, shall require a minor site plan amendment.

58. The developer agrees to submit a Truck Delivery Management Plan to the Zoning Administrator prior to the issuance of a Certificate of Occupancy. The Truck Delivery Management Plan shall address factors including, but not limited to the

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------

     delivery hours, routes and management control of truck deliveries, and identification of an on-site liaison between the neighborhood and the commercial development's management office.

59. The developer agrees to maintain pedestrian access through the site or provide shuttle bus service from River House to the Pentagon City metrorail station entrance when access through the site is prevented by the construction activity. The developer agrees to submit a shuttle service plan, detailing the hours of operation, routes, and service per hour, which shall be reviewed and approved by the Zoning Administrator and the Department of Public Works prior to the issuance of the Excavation/Sheeting and Shoring Permit. If after one month of operation the ridership of the shuttle bus service is at a consistently low level, the developer may submit documentation of the ridership to the Zoning Administrator and the Department of Public Works. At that time, the Zoning Administrator may administratively amend or delete the requirement for the shuttle bus service.

60. The developer agrees to provide an approximately 1 1/2 acre passive use park for public use on the River House property, including transportation improvements, as shown on the concept plan dated December 18, 1997. The developer shall provide improvements to the park, including transportation improvements, and these improvements shall equal at least $500,000. The developer agrees to provide public art in the passive park within the $500,000 improvement package. The County's Commission for the Arts shall be consulted concerning the provision of public art. The public art should conform to the County's Public Art Policy Guidelines. The developer should coordinate with the Department of Parks, Recreation and Community Resources. The developer shall provide the County with documentation of the costs of the park and transportation improvements, and shall make a contribution to the County of the difference between actual costs and $500,000, if any. The developer agrees to dedicate a public access easement, in a form acceptable to the County Attorney, over the 1 1/2 acre park prior to the issuance of the first Certificate of Occupancy for the grocery store. The developer agrees to work with representatives of the River House, and Aurora Highlands and Arlington Ridge Civic Associations on the landscape and design elements of the park, the transportation improvements adjacent to the park, and naming the park. The developer shall coordinate with the Departments of Public Works and Parks, Recreation and Community Resources on the transportation and park improvements, and the park's name, as discussed with the neighborhood representatives. The park's final size, landscape and design elements, including the sign structure which shall contain the park's name, and the transportation improvements adjacent to the park, shall be approved by the County Manager or his designee as part of the final site development and landscape plan. The park shall be completed and available for use by the general public prior to the issuance of the Certificate of Occupancy for the grocery store. The developer further agrees to maintain the park in perpetuity.

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


61. The developer agrees to make a contribution to the County of $96,750.00 which shall be used for community improvements in the Pentagon City area. This contribution shall be made in two (2) installments: the first prior to the First Building Permit and the second prior to issuance of the First Certificate of Occupancy.

62. The developer agrees to cooperate with staff in conducting a traffic study of the subject development after the project has been in operation for one year, with particular attention to impacts on South Joyce Street, south of South 15th Street. The study shall include, but not be limited to, the following: trip generation data collection and analysis, intersection level of service analysis, pedestrian safety, and residential traffic management. The developer further agrees to participate with staff and representatives of the Arlington Ridge and Aurora Highlands Civic Associations, and the Southampton's Homeowners Association, in identifying the appropriate actions for addressing pedestrian and transportation issues.

63. The developer agrees to design Buildings B, C, and D to connect Buildings B and D to Building C, and to provide a overhang on Building C which extends across the rear access spine to the site's rear property line. The designs of the building connections and overhang, including the materials and colors, shall be approved by the County Manager or his designee as part of the final site development and landscape plan. The developer further agrees to participate with staff in follow-up discussions on extending the overhang on Building C to connect to the Fashion Center garage, and to fund and implement the connection if agreed to by the Fashion Center.

64. The developer agrees to design the exterior of the grocery store in such a way as to prevent shopping carts from entering the surface parking lots. This design shall be approved by the County Manager or his designee as part of the final site development and landscape plan. Additionally, the developer agrees to develop a shopping cart management plan which shall include the name(s) and telephone number of the grocery store manager, and which shall be provided to the presidents of the Arlington Ridge and Aurora Highlands Civic Associations, and the Southhampton Homeowners Association prior to issuance of the Certificate of Occupancy for the grocery store. Documentation that the plan was submitted to the presidents of the aforementioned associations shall be provided to the Zoning Administrator prior to issuance of the Certificate of Occupancy for the grocery store.

65. The final design of the urban plaza and ice rink shall incorporate visual design elements which encourages its use year round and shall be reviewed by the Site Plan Review Subcommittee (SPRS) at the time of the SPRS review of the building and tenant facade treatments, as indicated in condition number 25 above. The final design of the urban plaza and ice rink, including the location and screening of

                                   EXHIBIT F
                                   ---------
                                 PENTAGON ROW
                                 ------------
                          CONDITIONS AND DECLARATION
                          --------------------------


     refrigeration systems, shall be approved by the County Manager or his designee as part of the final site development and landscape plan. The developer agrees to keep the urban plaza and ice rink in a well-maintained condition at all times, to make necessary repairs in a timely manner and to not allow the facility to fall into disrepair.

66. The developer agrees to fund and implement streetscape improvements on the west side of South Joyce Street, which shall consist of curb, gutter and sidewalk maintenance and/or replacement, street lighting at signalized driveway entrances, nubs adjacent to the intersections and street trees in the nubs and adjacent to the park on South Joyce Street. The design of these improvements shall be approved by the County Manager or his designee as a part of the final site development and landscape plan. These improvements shall be implemented prior to the issuance of the Certificate of Occupancy for the grocery store.

67. The developer agrees to submit individual requests for outdoor cafes to the Zoning Administrator for administrative review and approval. The requests shall be reviewed by the Zoning Administrator for maximum occupancy, design of the outdoor seating area and impacts on sidewalk width to determine the minimum appropriate sidewalk clearance. If the Zoning Administrator determines that any proposed design should not be approved, the developer can request County Board approval of the proposal. No outdoor cafes shall be permitted without administrative or County Board approval. Upon administrative approval of the requests, the outdoor cafes shall be administratively reviewed one year following their approval to evaluate them after a season of operation. At that time, the Zoning Administrator may review the approval, impose conditions on the operation of the outdoor cafe, or revoke the prior approval.

     In addition, the Board directed staff to initiate a task force to include the property owner, residents of River House, and residents coming from the west side of South Lynn Street (The Representative, The Ridge House, etc.), to address right-of-way and liability issues regarding provision of a pedestrian access extending from South Lynn Street to the Metro via the River House property and the site plan development. The task force should be established and discussions conducted over the next year. At the end of one year the County Board will consider the issues/solutions that the task force has identified.
The developer of Pentagon Row should participate in the solutions.

     This Lease is subject and subordinate to the Declaration for Pentagon Row by Street Retail, Inc. and Post Apartment Homes, L.P., joined by Ambassador, Inc., and River House Corporation, dated June 9, 1999, as the same may be modified from time to time (hereinafter referred to as the "Declaration for Pentagon Row").

                                   EXHIBIT G
                                   ---------
                                 PENTAGON ROW
                                 ------------
                        LANDLORD'S WAIVER OF LIEN FORM
                        ------------------------------

                           LANDLORD'S WAIVER OF LIEN
                           ---------- ------ -- ----

TO:            ____________________________________________
               ____________________________________________
               ____________________________________________

RE:  Lease dated _________________ by and between STREET RETAIL, INC., a
               Maryland corporation ("Landlord") and _________________,
               _________________ _________________ _________________
               ("Tenant")_________________ (hereinafter_____________
               referred to as the "Lease") which Lease is incorporated herein by this reference.

PREMISES: Approximately _________________ (_________________) square feet, commonly known as Store #_________________ and located at Army-Navy Drive and South Joyce Street in a shopping center known as Pentagon Row ("Leased Premises").

Dear Lender:

     We understand that _________________ ("Lender") has entered into or anticipates entering into a _________________ ("Security Agreement") with Tenant whereby Lender shall extend certain financing to Tenant and, as a condition to Lender's agreement to extend such financing, requires that Tenant grant a security interest to Lender in certain assets of Tenant, including, without limitation, all of Tenant's furniture, fixtures and equipment now or hereafter located at, in or on the Leased Premises, a list of which is attached hereto as Exhibit "A" and by this reference made a part hereof ("Collateral"). Landlord has agreed to execute this Subordination in order to induce Lender to extend credit to Tenant, with the understanding that Lender will rely upon the terms hereof in extending credit to Tenant. In consideration of the foregoing, the sum of Ten Dollars ($10.00) and other good and valuable consideration, Landlord hereby covenants and agrees for the benefit of Lender as follows:

     1. The lien and security interest of Lender in the Collateral shall be superior to any lien, right, title, claim or interest which Landlord may now or hereafter have therein. Providing Lender complies with the terms of this Subordination, Landlord agrees to forebear from asserting any statutory, contractual or possessory lien, right, title, claim or interest in and to the Collateral so long as the Security Agreement is in effect.

     2. To the extent Landlord has control of the Leased Premises, Lender shall have access to the Collateral and the Leased Premises to remove any Collateral therefrom should Lender elect to exercise its rights or remedies with respect to the Collateral under the Security Agreement. In the event Lender elects to repossess the Collateral, Lender agrees: a) to notify Landlord of its intention to repossess prior to the commencement of any action to repossess; b) to permit Landlord, upon Landlord's request, twenty (20) days' opportunity to cure Tenant's default which is the basis for Lender's right to repossess the Collateral; c) to cooperate with Landlord, upon Landlord's request and to the extent permitted by law, in the timely removal of the Collateral (said time not to exceed twenty (20) days from date of Landlord's request); and d) to repair any damage caused to the Leased Premises, and the shopping center in which the Leased Premises are located, by removal of the Collateral from the Leased Premises.

     3. Furthermore, in the event Landlord recaptures the Leased Premises from Tenant (through bankruptcy, voluntary surrender, court action or otherwise), Lender shall remove the Collateral within ten

                                   EXHIBIT G
                                   ---------
                                 PENTAGON ROW
                                 ------------
                        LANDLORD'S WAIVER OF LIEN FORM
                        ------------------------------


(10) days after receipt of Landlord's written request that such Collateral be removed. Lender shall reimburse to Landlord the reasonable cost of repairing any damage caused to the Leased Premises or the Shopping Center by the removal of the Collateral.

     4. If Lender fails to remove the Collateral within the timetable set forth herein, then the following shall apply:

     (i) The Collateral shall be deemed abandoned and Landlord shall have the right (but not the obligation) to remove the Collateral and subsequently store or dispose of it at Lender's sole cost and expense. Any sums received by Landlord in the disposal of the Collateral shall be applied only to offset any expenses incurred by Landlord in the disposal of the Collateral.

     (ii) Lender shall be obligated to pay to Landlord a monthly storage charge equal to the Minimum Rent for the Leased Premises under the Lease, such storage charge to be due and payable from the date on which Lender is obligated to remove the Collateral and to be paid to Landlord in the same manner, under the same terms, and at the same time for the payment of Minimum Rent under the Lease, until the Collateral has been disposed of by Landlord.

     5. Lender further agrees to indemnify and save Landlord harmless from and against all liabilities, obligations, damages, costs, charges, judgments and expenses, including but not limited to reasonable attorney's fees which may be imposed upon, incurred, sustained or paid by Landlord by virtue of, or in connection with, Lender exercising its rights specified in this Subordination.

     6. This Subordination shall inure to the benefit of and be binding upon Landlord and Lender and their respective heirs, executors, legal representatives, successors and assigns.

     7. All notices required or permitted by the terms of this agreement shall be deemed given only when deposited in the United States Registered or Certified Mail, Postage Prepaid, or, with verification of delivery, when received by telegram, cable, telex, commercial courier or any other generally accepted means of business communication, to the respective addresses of Landlord and Lender. A party may change the address to which notices must be sent by giving notice to the other parties in accordance with this Paragraph. The initial notice address for each party is as follows:


If to Landlord:          Street Retail, Inc.
                         c/o Federal Realty Investment Trust
                         1626 East Jefferson Street
                         Rockville, Maryland 20852
                         Attention:  Legal Department

If to Lender:            __________________________________________
                         __________________________________________
                         __________________________________________
                         __________________________________________
                         __________________________________________

                                   EXHIBIT G
                                   ---------
                                 PENTAGON ROW
                                 ------------
                        LANDLORD'S WAIVER OF LIEN FORM
                        ------------------------------

     IN WITNESS WHEREOF, this Subordination has been executed and delivered by the undersigned as of the _________ day of ______________, 20__.


WITNESS:                    LANDLORD:
                            STREET RETAIL, INC., a Maryland corporation


_________________________   By: ________________________________
                            Name: Nancy J. Herman
                            Title: Senior Vice President-
                                   General Counsel and Secretary


ATTEST:                     LENDER:
                            _________________, a
                            __________________________________


By: ____________________    By: ________________________________
Name: __________________    Name: ______________________________
Title: _________________    Title: _____________________________

[Corporate Seal]

                                   EXHIBIT G
                                   ---------
                                 PENTAGON ROW
                                 ------------
                           LANDLORD'S WAIVER OF LIEN
                           -------------------------


     1.



     2. Specifically excluded from this Waiver are the above-referenced Lease and all permanently installed improvements to the Leased Premises, including but not limited to: (a) heating, ventilation and air conditioning equipment (HVAC);
(b) lighting and all other electrical fixtures and equipment; and (c) all plumbing fixtures and equipment including hot water heaters, water systems, sprinkler systems, and the like.

                                  EXHIBIT H
                                  ---------
                                 PENTAGON ROW
                                 ------------
             ATTORNMENT, RECOGNITION AND NONDISTURBANCE AGREEMENT
             ----------------------------------------------------

     This AGREEMENT, made __________________, among Silver Diner Development, Inc. (the "Tenant"), STREET RETAIL, INC. (the "Landlord"), and RIVER HOUSE CORPORATION AND AMBASSADOR, INC., as successor by way of merger to Pentagon Trust Development Corporation (the "Owner");

                                  WITNESSETH:

     WHEREAS, by lease dated June 9, 1999 (the "Ground Lease"), Owner leased to Landlord the commercial portion of a tract of land (the "Ground Lease Tract") consisting of approximately sixteen (16) acres (subject to certain street dedications to be made by Owner) located on South Joyce Street and Army Navy Drive, Arlington County Virginia, and more particularly described in the Ground Lease and that certain Declaration for Pentagon Row dated June 9, 1999 among Owner, Landlord and Post Apartment Homes, L.P.; and

     WHEREAS, Landlord has sublet a portion (the "Premises") of the Ground Lease Tract to Tenant for an initial term of fifteen (15) years, with one (1) extension term of five (5) years, under a lease (the "Lease") dated September __, 2000. The Leased Premises are more particularly described in the Lease; and

     WHEREAS, the parties wish to provide for the continuation of the Lease for its full term notwithstanding any termination of the Ground Lease, upon and subject to the terms and conditions stated in this agreement.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration by each party in hand paid to the other, the receipt and sufficiency of which are acknowledged, and in consideration of their mutual promises, Owner, Landlord and Tenant agree as follows:

     1.   Condition Precedent.  The rights and obligations of the parties under
          -------------------
this Agreement are expressly conditioned upon Landlord's having substantially completed construction and delivered possession of the Premises to Tenant, and Tenant's having accepted possession of the Premises to begin construction of Tenant's improvements, all as provided in the Lease.

     2.   Attornment.  Tenant agrees, from and after an Attornment Event (as
          ----------
defined in subparagraph a below), to attorn to the Owner, and Owner agrees to accept such attornment, under all of the terms, conditions, and covenants of the Lease, but subject to the limitations and provisions stated in the following subparagraphs:

     a. The term, "Attornment Event", as used in this Agreement, is defined as the first to occur, during the term of the Lease (including any extension or renewal), of any of the following events:

          (i) the Ground Lease is terminated for any reason (including without limitation a termination due to the default of Landlord), unless the Lease, by its express terms, terminates at the same time due to the occurrence of a condemnation or casualty loss;

          (ii) the Owner, pursuant to the provisions of the Ground Lease, terminates the right of Landlord to possession

                                  EXHIBIT H
                                  ---------
                                 PENTAGON ROW
                                 ------------
             ATTORNMENT, RECOGNITION AND NONDISTURBANCE AGREEMENT
             ----------------------------------------------------


     under the Ground Lease due to a default of Landlord under the Ground Lease; or

          (iii) the term of the Ground Lease expires prior to the expiration of the term of the Lease (including any extension of the Lease pursuant to its terms).

     b. From and after the occurrence of an Attornment Event, the respective rights and obligations of the Tenant and the Owner will be as provided in the Lease, which is incorporated in this agreement by reference, and the Lease shall continue in full force and effect as a direct lease between the Owner and the Tenant, with the same force and effect as if the Owner, as landlord, and the Tenant, as tenant, had entered into a lease at the time of occurrence of the Attornment Event, upon the identical terms and conditions as contained in the Lease, for a term equal to the then unexpired term of the Lease, and including all rights to extend the term of the Lease for any extension periods provided for in the Lease subsequent to the then current term of the Lease, except that:

          (i) The Owner will not be liable for nonpayment or nonperformance by the Landlord of the Lease obligations arising prior to the Attornment Event, or for damages resulting from Landlord's act or omission which occurred or arose prior to the Attornment Event (whether or not the same shall be continuing defaults after the Attornment Event), except that, as Tenant's sole remedies against Owner for such defaults of Landlord prior to the Attornment Event:

               (1) Tenant will be entitled to utilize any rent reduction, offset, credit or holdback rights available to Tenant under the Lease to recover the direct cost of curing any such default of Landlord;

               (2) Notwithstanding anything to the contrary in the Lease, Tenant will be entitled to remedy any nonmonetary default or nonperformance by Landlord (such as, for example, a failure to repair) that occurred prior to, and continues unremedied after, the occurrence of the Attornment Event and offset the reasonable direct costs of curing the same against all rent and other amounts coming due under the Lease until Tenant has recovered the full amount of such costs; or

               (3) Tenant may exercise any right that Tenant may have to terminate the Lease under its provisions, after (i) having given Owner notice of such default and the opportunity to exercise Owner's right to cure as provided for in Paragraph 4 of this Agreement, and (ii) complying with all requirements of the Lease which are conditions to such right of termination.

          (ii) The Owner will not be bound by any rent paid in advance by Tenant to Landlord for more than the current month.

          (iii) The Owner will not be liable for any security deposit paid by Tenant to Landlord, except to the extent such security deposit has been actually received by or credited to the account of the Owner.

                                  EXHIBIT H
                                  ---------
                                 PENTAGON ROW
                                 ------------
             ATTORNMENT, RECOGNITION AND NONDISTURBANCE AGREEMENT
             ----------------------------------------------------


          (iv) The Owner will not be bound by any modification of the Lease which imposes any additional obligations upon the Landlord unless Owner has consented in writing to such modification.

          (v) The Tenant will be under no obligation to pay any rent or render any performance to the Owner until it has received notice (in the manner provided in paragraph 6 of this Agreement) of the occurrence of the Attornment Event from the Owner.

     c. The Owner will be liable for all obligations of the Landlord under the Lease from and after occurrence of the Attornment Event, subject to the exceptions stated in subparagraph (b), above.

     3.   Recognition and Non-Disturbance.  The Owner agrees that so long as the
          -------------------------------
Tenant is not in default under the Lease beyond any applicable cure period:

     a. If an Attornment Event occurs, the Tenant's possession of the Premises and its rights and privileges under the Lease (including, without limitation, the right to have casualty insurance and condemnation proceeds applied to the restoration of the Premises as provided in the Lease) will continue in full force and effect and will not be diminished or interfered with and Tenant's occupancy of the Premises will not be disturbed; and

     b. Tenant will not be named as a party to any eviction proceedings or proceedings to establish Landlord's default under the Ground Lease or recover possession of the Ground Lease Tract, unless Tenant's joinder is required by law.

     4.   Owner's Right to Cure Landlord Defaults.  Tenant will give Owner
          ---------------------------------------
duplicate notice of any claimed default on the part of Landlord, in the manner provided in Paragraph 6 of this Agreement, at the address set forth in this Agreement, and will permit Owner to cure any default by Landlord under the Lease during any period when the Landlord would be entitled to do so, and for (i) ten
(10) days after such period with respect to any default which can be cured by the payment of money, and (ii) with respect to any default, for thirty (30) days after such period, and for such reasonable additional time, not to exceed thirty
(30) days, as may be required to effect a cure, if Owner, acting diligently, cannot effect the cure within the first thirty (30) day period, but promptly commences to cure the default and notifies Tenant in writing that it has commenced such cure within such period, and proceeds diligently to effect such cure.

     5.   No Modification of Ground Lease.  Nothing in this Agreement modifies
          -------------------------------
or alters the respective rights and obligations of Owner and Landlord as between themselves under the Ground Lease, or waives any rights of either of them against the other under the Ground Lease.

     6.   Notices.  All notices required or permitted by the terms of this
          -------
agreement shall be deemed given only when deposited in the United States Registered or Certified Mail, Postage Prepaid, or, with verification of delivery, when received by telegram, cable, telex, commercial courier or any other generally accepted means of business communication, to a party at the address set forth below for each party. A party may change the

                                  EXHIBIT H
                                  ---------
                                 PENTAGON ROW
                                 ------------
             ATTORNMENT, RECOGNITION AND NONDISTURBANCE AGREEMENT
             ----------------------------------------------------


address to which notices must be sent by giving notice to the other parties in accordance with this Paragraph. The initial notice address for each party is as follows:

                                  EXHIBIT H
                                  ---------
                                 PENTAGON ROW
                                 ------------
             ATTORNMENT, RECOGNITION AND NONDISTURBANCE AGREEMENT
             ----------------------------------------------------


     If to Owner:        River House Corporation
                         c/o C. Jackson Ritchie, Jr. President
                         H Street Building Corporation
                         888 17/th/ Street, N.W., Suite 302
                         Washington, D.C.  20006


     With Copy to:       Richard M. Zeidman, Esq.
                         Lehowes & Blocher
                         1010 Wayne Avenue, Suite 110
                         Silver Spring, MD  20910

     And:                Ambassador, Inc.
                         c/o Mr. Calvin Cafritz, Chairman
                         The Morris and Gwendolyn Cafritz
                         Foundation
                         1825 K Street, N.W., 14/th/ Floor
                         Washington, D.C.  20006

     With Copy to:       John H. C. Barron, Esquire
                         Squire, Sanders & Dempsey, LLP
                         1201 Pennsylvania Avenue, N.W.,
                         Suite 500
                         Washington, D.C. 20044-0407

     If to Tenant:       Silver Diner Development, Inc.
                         Corporate Office (rear entrance)
                         11806 Rockville Pike
                         Rockville, Maryland 20852
                         Attention:  Chief Financial Officer

     If to Landlord:     Street Retail, Inc.
                         c/o Federal Realty Investment Trust
                         1626 East Jefferson Street
                         Rockville, Maryland 20852
                         Attention:  Legal Department

     7.   Joinder of Fee Mortgagee.  Owner represents that the Ground Lease
          ------------------------
Tract is not presently encumbered by any mortgage or deed of trust. If, prior to the recordation of this Agreement, Owner grants to any mortgagee a lien on the Ground Lease Tract, Owner will secure the joinder of such mortgagee in this Agreement.

     8.   Interpretation and Effect.  This agreement:

     a. shall remain in effect at all times during the term of the Lease or any extension or renewal of the Lease, notwithstanding any default under the termination of the Ground Lease;

     b. is to be governed, enforced, and construed in accordance with the laws of the Commonwealth of Virginia applicable to contracts made and to be performed in Virginia;

     c. binds the parties and their successors and assigns, and the covenants contained in this Agreement shall be covenants running with the land and bind the respective successors in title to the Ground Lease Tract, the leasehold estate in the Ground

                                  EXHIBIT H
                                  ---------
                                 PENTAGON ROW
                                 ------------
             ATTORNMENT, RECOGNITION AND NONDISTURBANCE AGREEMENT
             ----------------------------------------------------


Lease Tract created by the Ground Lease, and the leasehold estate in the Premises created by the Lease; and

     d.   may not be modified except by a writing executed by the parties.

     IN WITNESS WHEREOF, the parties have caused this agreement to be executed as a sealed instrument by their dully authorized officers, all as of the date first stated above.


ATTEST:                  TENANT:
                         SILVER DINER DEVELOPMENT, INC.


By: _________________    By: _________________________________
Name: _______________    Name: _______________________________
Title: ______________    Title: ______________________________

[Corporate Seal]



ATTEST:                  OWNER:
                         RIVER HOUSE CORPORATION AND AMBASSADOR,
                         INC.

By: _________________    By: _________________________________
Name: _______________    Name: _______________________________
Title: ______________    Title: ______________________________


[Corporate Seal]

                         LANDLORD:
ATTEST:                  STREET RETAIL, INC., a Maryland
                         corporation


By: _________________    By: _________________________________
Name: _______________    Name: _______________________________
Title: ______________    Title: ______________________________


[Corporate Seal]

                                  EXHIBIT H
                                  ---------
                                 PENTAGON ROW
                                 ------------
             ATTORNMENT, RECOGNITION AND NONDISTURBANCE AGREEMENT
             ----------------------------------------------------


STATE OF MARYLAND
COUNTY OF MONTGOMERY

     Personally appeared before me, the undersigned, a Notary Public in and for said County and State, ________________, ___________________ of Street Retail,
Inc., a Maryland corporation, who acknowledged that she did sign and seal the foregoing instrument for and on behalf of said Street Retail, Inc., being thereunto duly authorized so to do, that the same is the free act and deed of said Street Retail, Inc.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and seal this ____ day of _____________, 20___.


                         ____________________________________
                         Notary Public

[Notarial Seal]     My Commission Expires: ______________

                                  EXHIBIT H
                                  ---------
                                 PENTAGON ROW
                                 ------------
             ATTORNMENT, RECOGNITION AND NONDISTURBANCE AGREEMENT
             ----------------------------------------------------


STATE OF __________________

COUNTY OF _________________


     I, ___________________, a Notary Public, certify that _________________
personally came before me this day and acknowledged that he/she is __________________ President of ____________________, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in the name of the corporation by its ________________ President, sealed with its corporate seal, and attested by its _________________ Secretary.

     Witness my hand and notarial seal this ______ day of __________________, 200__.


                         __________________________________
                         Notary Public

     [Notarial Seal]     My Commission Expires: ____________

                                  ADDENDUM I
                                  ----------




                             Intentionally Deleted.

                                 ADDENDUM II
                                 -----------
                                 PENTAGON ROW
                                 ------------
                    EXISTING EXCLUSIVES AND PROHIBITED USES
                    --------------------------------------


     Tenant shall not use the Leased Premises for the sale, distribution, use or provision of sexually-oriented goods, merchandise or services, or for any use in violation of any of exclusive/restriction provisions of other tenants in the Shopping Center as set forth below. THE FOLLOWING PROHIBITIONS AND RESTRICTIONS SHALL NOT BE DEEMED TO APPLY TO LANDLORD, BUT ONLY TO TENANT UNDER THIS LEASE.

HUDSON TRAIL OUTFITTERS:

     Except for the premises to be initially occupied by Hudson Trail Outfitters, no other portion of the Shopping Center shall be used by any business which primarily sells all or any of the following items: bicycles, extreme brands and professional level quality of outdoor clothing, climbing, camping, and hiking gear, canoes, kayaks, fly fishing gear, and cross country skiing equipment.

     Notwithstanding anything to the contrary in the foregoing sentence, this provision shall not be applicable to (i) the following retailers: "Sports Authority", "Modell's City Sports", "Fleet Feet", "Foot Locker", "Niketown", and "Just for Feet", or any other retailers whose business operations or stores are substantially similar to the aforementioned stores or (ii) to any tenant which primarily sells golf or tennis equipment.

HOLIDAY UNIVERSAL/BALLY'S:

     Except for the premises to be initially occupied by Holiday Universal/Bally's, no other portion of the Shopping Center shall be used for the operation of a health and fitness center, an aerobic dance studio, group exercise classes, a weight-reducing salon which utilizes exercise equipment in its premises, or a health and fitness club, or any use which offers services and/or activities such as those primary and non-incidental services and/or activities enumerated in the Permitted Use of Universal/Bally's.

HARRIS TEETER:

Exclusive Rights of Tenant.
A. Except for the premises to be initially occupied by Harris Teeter, no other portion of the Shopping Center shall be used as a supermarket or grocery store.

Restrictions.

A. Except for the premises to be initially occupied by Harris Teeter, no other premises shall be used as:

  (i) a health food store or convenience store in excess of five thousand (5,000) square feet of floor area;

  (ii) a delicatessen or butcher shop which primarily sells meat, cheese, or other similar food items by weight or quantity for off premises consumption provided, however, in no event shall the foregoing prohibit Landlord from permitting any part of the Shopping Center Tract to be initially used for the sale of

                                 ADDENDUM II
                                 -----------
                                 PENTAGON ROW
                                 ------------
                    EXISTING EXCLUSIVES AND PROHIBITED USES
                    ---------------------------------------


national "brand specific" meats such as, by way of example only Omaha Steaks, Heavenly Hams and/or Honey Baked Hams;

  (iii) a seafood market which primarily sells uncooked seafood for off premises consumption;

  (iv) a specialty gourmet food store in excess of four thousand (4,000) square feet, such as by way of example only, Sutton Place Gourmet; and/or
  (v) a business primarily engaged in "home meal replacement", such as by way of example only, EATZI'S.

     Notwithstanding anything to the contrary contained in this Section, but subject to the provisions of Section 6.1(f), Landlord reserves the right to enter into leases with other tenants for the following permitted uses, which uses shall not be deemed to violate Tenant's exclusive rights:

     (i) restaurants or delicatessens which primarily sell prepared food for on-premises consumption;

     (ii) ethnic specialty restaurants (such as, by way of example only but not by way limitation, restaurants specializing in Mediterranean, Asian, Mexican, Italian or Indian cuisine), even if such restaurants sell prepared menu items for off-premises consumption;

     (iii) specialty take-out restaurants (such as, by way of example only but not by way of limitation, a Chinese take-out restaurant or a Dominos Pizza take out restaurant);

     (iv) fast food restaurants (such as, by way of example only but not by way of limitation, McDonalds, Burger King or Taco Bell); and

        (v) a business which primarily operates as a bakery and/or coffee bar and/or bakery/coffee bar (such as, by way of example only but not by way of limitation, a Starbucks Coffee or Xando).

     Notwithstanding anything to the contrary contained in this Lease, in no event shall any other tenant (except Harris Teeter) of the Shopping Center Tract have any exclusive right which would prevent the premises initially occupied by Harris Teeter from operating, as a part of and incidental to its operation of a full service grocery store, a pharmacy, a bank branch, a video rental establishment or automatic teller machines (inside only), a health food store, a convenience store, a delicatessen or butcher shop, a seafood market, a specialty gourmet store, or a "home meal replacement" service, or from selling coffee (including coffee beans, ground coffee and coffee-derived beverages), tea or other beverages (including samples of all such coffee, tea and beverages for on-premises consumption by customers), flowers (including sales through FTD or similar organizations), health and beauty aids, books, magazines, greeting cards, housewares, prepared food (for consumption on or off of the Premises), or movie video cassettes.

     6.1.f. It is specifically understood and agreed that in no event shall any portion of the Shopping Center Tract (including

                                 ADDENDUM II
                                 -----------
                                 PENTAGON ROW
                                 ------------
                    EXISTING EXCLUSIVES AND PROHIBITED USES
                    ---------------------------------------


the Premises) be used or occupied for any of the following uses: (1) a store primarily selling or leasing sexually explicit materials such as cassettes, films, books and magazines; (2) a movie theater primarily showing "X" rated or other sexually explicit movies; (3) a massage parlor; (4) a so-called "head shop" or drug paraphernalia store; (5) a store showing so-called "peep" shows;
(6) a facility featuring "strip tease acts," "nude dancing" or similar activities; (7) a store primarily selling items concerning sexuality (e.g., a so- called "sex" shop); (8) a mortuary; and (9) a carnival or fair. Further, without the prior written consent of Harris Teeter, in no event shall those spaces designated as A-1 through B-15 on the Plot Plan attached to the Harris Teeter lease, be used as: (i) a restaurant in excess of four thousand (4,000) square feet, (ii) a game arcade, (iii) a health club (exclusive of a day spa),
(iv) a bar, tavern or night club which has sales of alcoholic beverages for on premises consumption constituting more than fifty percent (50%) of its gross sales, (v) a skating rink, (vi) a bowling alley and/or (vii) a movie theater or live theater.

BED, BATH & BEYOND:

     Except for the premises initially occupied by Bed, Bath & Beyond premises ("Bed Bath Premises"), no other premises in the Shopping Center shall be used by a Primary Competitor (hereinafter defined) or a Secondary Competitor (hereinafter defined). For the purposes of this Section 13.2.1 a "Primary Competitor" shall mean a value home store such as, for example, Home Place and Linens 'n Things, whose primary use is the sale of all or substantially all of the following items: (i) linens and domestics, (ii) bathroom items, (iii) housewares, (iv) frames and wall art, (v) window treatments, and (vi) closet, shelving and storage items (collectively, the "Exclusive Items"), and (B) a "Secondary Competitor" shall mean a store occupying three thousand (3,000) square feet or more of Floor Area whose primary use is the sale either singly or in any combination of the Exclusive Items, provided that a Secondary Competitor shall not include any upscale store which (1) may be found in first class regional malls or in first class shopping centers in the Washington, D.C. metropolitan area which are similar to the Shopping Center, or (2) primarily sells its merchandise under its private labels (such as Laura Ashley, Eddie Bauer, Pottery Barn, Mikasa and Crate and Barrel), or (3) is a boutique-type store normally located in upper income communities. Notwithstanding anything to the contrary contained herein, in no event shall Costs Plus, Inc., trading as World Market ("Cost Plus") be deemed to be a Primary Competitor or Secondary Competitor, subject, however, to the terms and conditions of a separate written letter agreement to be entered into by and between Tenant and Cost Plus.

       (a) As used herein, the term "Prohibited Uses" shall mean any of the following uses: unlawful use; "pornographic use" (hereinafter defined); "second-hand" or "surplus" store; laundry; dry cleaners unless it is only a drop off and pick up business without any on-premises processing (in which case it shall not be a Prohibited Use); pawn shop; daycare center *; veterinary office (except as may be incidental to a full-line pet and pet supply store as hereinafter permitted); full-line pet and pet supply store operating in at least twelve thousand (12,000) square feet

                                 ADDENDUM II
                                 -----------
                                 PENTAGON ROW
                                 ------------
                    EXISTING EXCLUSIVES AND PROHIBITED USES
                    ---------------------------------------


of Floor Area;** living quarters except in the Residential Portions; hotel/motel; manufacturing; bowling alley *; off-track betting parlor; gambling establishment* except as may be incidental to a non-Prohibited Use; bingo hall; funeral parlor; skating rink except in the Plaza Area shown on Exhibit B attached to the Bed Bath Lease; nightclub, discotheque; dance hall *; so-called "head shop"; catering or banquet hall *; children's entertainment or activity facility *; meeting hall; auction hall; place of religious worship; sporting event except on an occasional basis and provided that it has no material adverse affect on parking in the Common Areas; karate center *; auditorium; warehouse; theater *; automobile repair shop, or any business servicing motor vehicles in any respect, including, without limitation, any quick lube oil change service, tire center or gasoline or service station or facility; restaurant in excess of four thousand (4,000) square feet within four hundred (400) feet from any portion of the Bed Bath Premises, serving meals for on or off premises consumption (except that a "coffee bar" shall be permitted to be located within the Bed Bath Premises); beauty parlor **; nail salon **; billiard parlor or pool hall; sales office or showroom for automobiles, boats, or other vehicles; an establishment serving alcoholic beverages for on or off premises consumption except incidental to a permitted restaurant use and provided that the gross sales of alcoholic beverages does not constitute more than fifty (50%) percent of the restaurant's total gross sales; massage parlor except in a permitted health spa; office (excluding (a) office space used in connection with and ancillary to a permitted retail use hereunder, (b) office space located within building B-32 covering approximately 6000 square feet as shown on Exhibit B attached to the Bed Bath Lease provided such use is consistent with a first class office operation and (c) office space used as a leasing office for the Residential Portions); health spa **; exercise facility or similar type business *; car wash; a so-called "flea market"; carnival, amusement park or circus; video/pinball arcade or game room *; entertainment or educational uses *; any use generally deemed to be "obnoxious or a nuisance" (hereinafter defined); medical clinics or offices *; or any other non-retail uses.

       (b) As used herein, but subject to the provisions of (e) below, the term "pornographic use" shall include, without limitation, a store displaying for sale or exhibition books, magazines or other publications containing any combination of photographs, drawings or sketches of a sexual nature, which are not primarily scientific or educational, or a store offering for exhibition, sale or rental video cassettes or other medium capable of projecting, transmitting or reproducing, independently or in conjunction with another device, machine or equipment, an image or series of images, the content of which has been rated or advertised generally as NC-17 or "X" or unrated by the Motion Picture Rating Association, or any successor thereto.

       (c) As used herein, but subject to the provisions of (e) below, the term "educational uses" shall include, without limitation, a beauty school, barber school, reading room, place of instruction, or any other activity, facility, school or program catering primarily to students or trainees as opposed to shoppers.

                                 ADDENDUM II
                                 -----------
                                 PENTAGON ROW
                                 ------------
                    EXISTING EXCLUSIVES AND PROHIBITED USES
                    ---------------------------------------


       (d) As used herein, but not subject to the provisions of (e) below, the term "obnoxious or a nuisance" shall include, without limitation, a use which emits or results in strong, unusual or offensive odors, fumes, dust or vapors, is a public or private nuisance, emits noise or sounds which are objectionable due to intermittence, beat, frequency, shrillness or loudness, creates a hazardous condition, or is used, in whole or in part, as or for warehousing or the dumping or disposing of garbage or refuse.

       (e) The provisions set forth in (b), (c) and (d) above shall not apply to a national or regional retail chain tenant which (i) is customarily found in first class shopping centers in the Washington, D.C. metropolitan area, (ii) operates its business in the Shopping Center in accordance with all applicable governmental laws, orders and regulations, and (iii) displays and sells substantially the same merchandise and/or operates its business in substantially the same manner in the Shopping Center as it does in other first class shopping centers in the Washington, D.C. metropolitan area.

       (f) Notwithstanding the foregoing: (a) those Prohibited Uses followed by one (1) asterisk shall apply only to those premises comprising buildings A-1, A-2, all of building B and buildings C-1 through C-5, shown on Exhibit B, attached to the Bed Bath Lease; (b) those Prohibited Uses followed by two (2) asterisks shall not apply to premises which are located more than one hundred fifty (150) feet away from the perimeter of the Bed Bath Premises, and (c) the supermarket.


BANNER HALLMARK:

     Except for the premises to be initially occupied by Banner Hallmark, no other portion of the Shopping Center shall be used for the sale of greeting cards and gift wrap including a temporary store or kiosk (a store having a lease term, license, or expected duration of doing business of less than one (1) year) and shall also include a so-called party and greeting card superstore ("Party Superstore") such as, Factory Card Outlet, Party City, 2 Off Cards, The Big Party, Party, Party, Party or Card and Party Giant, but shall not include arts, crafts and/or stationery stores which may engage in the sale of greeting cards and gift wrap to the extent such are normally carried in said arts, crafts and/or stationery stores, such as Michael's or Franklin Covey. Notwithstanding anything to the contrary in the foregoing, this provision shall not be applicable to . . . any tenant that carries, in the aggregate, less than four hundred (400) square feet of greeting cards or gift wrap (each spinner rack containing greeting cards or gift wrap shall be equal to six (6) lineal feet) or
 . . . Hallmark Cards, Inc. or any of its subsidiaries or affiliates.

MEPHISTO:

     Except for the premises to be occupied initially by Mephisto, no other part of the Shopping Center shall be used for the operation of a business which primarily sells high quality eurocomfort shoes, each pair of which is sold at retail for more than $100.00.

SUR LA TABLE:

                                 ADDENDUM II
                                 -----------
                                 PENTAGON ROW
                                 ------------
                    EXISTING EXCLUSIVES AND PROHIBITED USES
                    ---------------------------------------


     Except for the premises to be occupied initially by Sur La Table, no other part of the Shopping Center shall be used for the operation of any business which primarily sells cookware or kitchen tools.

MAGGIE MOO'S

     In no event shall any third party operator be permitted to operate a Service Cart within one hundred (100) feet of the front door of the Maggie Moo's Leased Premises.

     Except for the premises to be occupied initially by Maggie Moo's, no tenant in the Shopping Center shall operate any business which derives more than twenty percent (20%) of its Gross Sales from the sale of ice cream, sorbets, frozen yogurt, and frozen desserts, which shall include milkshakes, sundaes and smoothies made from predominantly ice cream, frozen yogurt or sorbet. The provisions of this Section shall in no way be deemed to preclude any tenant or occupant of the Shopping Center from primarily or otherwise selling fruit and/or vegetable based smoothies even if the same contain some ice cream, yogurt or sorbet.

AVEDA:

     In no event shall Sephora (or its affiliates, successors or assigns) be located within two (2) storefronts of either side of the Aveda premises, as outlined and identified as the Protected Area on Exhibit A.

     Except for the premises to be occupied initially by Aveda, no premises shall operate a business which primarily provides spa services such as makeovers, massages, pedicures, and facials. Notwithstanding anything to the contrary in the foregoing sentence, this provision shall not be applicable to
(i) any tenants in the Shopping Center, their successors and assigns, who currently have leases which permit such tenants to operate a "Competing Business"; (ii) any Major Tenant; or (iii) any tenant or occupant in the courtyard area of the Shopping Center.

BAJA FRESH:

     Except for the premises to be occupied initially by Baja Fresh, no tenant in the Shopping Center shall operate a business which operates a quick-serve Mexican Restaurant. The foregoing shall not be applicable to (i) [existing tenants], (ii) any Major Tenant, (iii) the courtyard area as shown on Exhibit A,
(iv) any tenant who offers Mexican items which are incidental to their menu (an item will be deemed incidental if such tenant generates less than twenty percent (20%) of its gross sales from such items); or (v) any tenant operating a full service Mexican restaurant with a full bar providing waiter/waitress service.

CHICO'S:

     . . . [There shall be no] kiosk, cart, display, information booth or other similar thing in the common areas (other than planters and other landscaping) within twenty feet (20') in front of the storefront lease line [of the Chico's premises].

SPRINT:

                                  ADDENDUM II
                                  -----------
                                 PENTAGON ROW
                                 ------------
                    EXISTING EXCLUSIVES AND PROHIBITED USES
                    ---------------------------------------

     [Except for the premises to be occupied initially by Sprint, no tenant in the Shopping Center shall operate] any business which primarily sells wireless communication equipment.

AS KINDRED SPIRITS:
     [Except for the premises to be occupied initially by As Kindred Spirits], no tenant in the Shopping Center shall sell (a) the following jewelry brand names: Ed Levin, Port to Port, Tabra, Michou and Ayala Barr and Jody Coyote; (b) the following clothing brand names: Kusnadi and Flax; and (c) the following craft item brand names: Harmony Kingdon boxes and Eickholt glass. In addition, no space in the Shopping Center shall be occupied by People's Pottery, nor shall more than one (1) additional store sell "American Crafts" items as a primary use.

WOLF CAMERA:
     [Except for the premises to be occupied initially by Wolf Camera], no tenant in the Shopping Center shall (i) sell cameras and/or photographic equipment from more than thirty percent (30%) of its total space, and/or (ii) provide on-site film development and processing.

ECKERD DRUG:
     [Except for the premises to be occupied initially by Eckerd Drug], no tenant in the Shopping Center shall sell prescription drugs.

STARBUCKS:
     [Except for the premises to be occupied initially by Starbucks], no tenant in the Shopping Center shall operate a primary business for the (i) sale of whole or freshly ground coffee beans, (ii) coffee by the cup, or (b) espresso or espresso-based drinks.

COST PLUS:
     No portion of the Shopping Center shall be used for residential purposes or as an auditorium or meeting hall (except as permitted under any theater lease located in the Theater Zone depicted on Exhibit B-1 to the Cost Plus Lease, and in any event the Common Areas may be used for purposes of public assembly), school, church or other place of public assembly (except as permitted under any theater lease or on the Common Areas), "flea market," dance hall, massage parlor (except that legitimate massage shall be permitted as incident to a health club or day spa), video game arcade (except that video games shall be permitted if incidental to some other permitted use including without limitation a food establishment, sports or athletic club or video rental store), bowling alley, skating rink (except in the area shown as existing skating rink on Exhibit B-1 to the Cost Plus Lease), car wash, facility for the sale, leasing or repair of motor vehicles (except if located on an out parcel), night club or adult book or adult video store (which are defined as stores at least twenty-five percent (25%) of the inventory of which is not available for sale or rental to children under 15 years old because such inventory explicitly deals with or depicts human sexuality). In addition, (i) billiard rooms and pool halls will only be permitted if part of a restaurant, (ii) there shall be no theater in any area other than the Theater Zone depicted on the Exhibit B-1 to the Cost Plus Lease, and (iii) there shall be

                                  ADDENDUM II
                                  -----------
                                 PENTAGON ROW
                                 ------------
                    EXISTING EXCLUSIVES AND PROHIBITED USES
                    ---------------------------------------


no gymnasium or health club in Building D as depicted on Exhibit B-1 to the Cost Plus Lease.

RULES AND REGULATIONS PROMULGATED PURSUANT TO THE DECLARATION FOR PENTAGON ROW

     No tenant shall use or occupy any portion of its premises as a pet store, nail salon or beauty parlor unless such portion of the premises is equipped with sufficient ventilation to prevent offensive odors from emanating from the premises.

     No occupant of the Shopping Center shall use its premises for the operation of (i) a commercial laundry or dry cleaning plant or laundromat other than one for on-site service oriented to pick-up and delivery by the consumer as the same may be found in similar retail shopping districts; (ii) for the use of the sale, leasing or display for the sale or leasing of new or used motor vehicles of any sort; (iii) a pawn shop; (iv) a car wash, other than a car wash and detailing service located and operated entirely within the parking garage; and (v) a gambling facility or operation, but Landlord shall have the right in its sole discretion to allow an occupant to have Keeno or to sell governmental sponsored lottery tickets.

PROHIBITED USES FROM DECLARATION FOR PENTAGON ROW

1. Any use which constitutes a public or private nuisance or which emits or generates an obnoxious odor, noise, litter, dust or dirt which can be heard or smelled outside of any Improvements located on any Parcel;

2. Any use which produces or is accompanied by any unusual fire, explosive or other damaging or dangerous hazards (including the storage, display or sale of explosives or fireworks, other than de minimis amounts of fireworks for sale to consumers to the extent permitted by Legal Requirements);

3.   Any shooting gallery or gun range;

4. Any operation primarily used as a storage warehouse operation and any assembling, manufacturing, refining, smelting, industrial, agricultural, drilling or mining operation;

5. Any automobile body shop or repair operation, including automobile servicing or repair work (e.g., oil change, tire change, body or paint shop, tune-up, brake or muffler service);

6.   Gasoline or automobile service stations;

7.   Any residential use;

8.   Any hotel, extended stay or other lodging facilities.

9. Any veterinarian, veterinary hospital or animal raising facilities (except that this prohibition shall not prohibit pet shops);

10.  Any mortuary or funeral home;

                                  ADDENDUM II
                                  -----------
                                 PENTAGON ROW
                                 ------------
                    EXISTING EXCLUSIVES AND PROHIBITED USES
                    ---------------------------------------


11. Any facility or establishment primarily selling or exhibiting sexually explicit, or pornographic materials or illegal drug-related paraphernalia or featuring strip tease acts or nude dancing;

12. Any nightclub, discotheque, dance hall, or bar whose sales of food do not constitute at least thirty percent (30%) of its gross sales; or

13. Any office use, except for office uses typically found in First Class shopping centers, provided that the total gross leaseable area of office use on the Ground Level of the Commercial Parcel does not exceed fifteen percent (15%) of the total gross leaseable area of the leaseable Improvements within the Commercial Parcel.

                                 ADDENDUM III
                                 ------------
                                   CAFE AREA
                                   ---------

    1. The location of Tenant's outdoor seating area (hereinafter "Cafe Area") shall be deemed to be that area designated on the site plan attached hereto as Exhibit A-2. Tenant hereby agrees that it shall not utilize any other area for tables and chairs other than that area designated on the attached Exhibit A-2.

    2. The parties agree that the use of the Cafe Area shall be subject to the existing rights of other tenants of the Shopping Center.

    3. Tenant's use of the Cafe Area shall be in accordance with the terms and conditions of the Lease, and shall be subject to all codes and regulations of any and all governing authorities including but not limited to the Board of Liquor License Commission for Arlington County, Virginia (the "Board"). If Tenant's use of the Cafe Area is in violation of any code requirements or regulations, Tenant shall remove all of its tables and chairs and any other improvements located in the Cafe Area, at its expense, upon Landlord's ten (10) days notice and Tenant's right to use the Cafe Area shall be terminated.

    4. Tenant acknowledges and agrees that the provisions of this Addendum may also be subject to the initial and continuing revocable consent of the Board in the form of an indoor and/or outdoor liquor license (the "License"), governing authorities with respect to the sale of alcoholic beverages. Tenant further acknowledges and agrees that it is responsible for obtaining and maintaining any such License as well as the consent from Landlord to any conditions or modifications imposed by the Board.

    5. Tenant specifically agrees that the design, manufacture and number of tables and chairs, and the design, manufacture and method of installation for all other improvements located within the Cafe Area, shall be approved in advance in writing by Landlord.

    6. Tenant agrees to maintain the Cafe Area in an attractive and clean condition in accordance with the general character of the Shopping Center. Tenant shall bear sole responsibility for maintaining and cleaning the Cafe Area and shall keep the same free of trash and debris caused by its customers seated in this area. In the event Tenant fails to maintain the Cafe Area, then Landlord shall have the right to do so on Tenant's behalf and at Tenant's expense, as set forth below, payable as Additional Rent.

    7. Notwithstanding anything in the Lease to the contrary, in the event Tenant fails to maintain the Cafe Area, Landlord shall notify Tenant that Tenant has breached its obligation to maintain the Cafe Area and, if Tenant fails to cure its breach within the following twenty-four (24) hours, Landlord shall have the right to maintain the Cafe Area and charge Tenant as Additional Rent One Hundred Fifty Dollars ($150.00) per day for each and every day thereafter, until Tenant provides Landlord with adequate assurance that Tenant will adhere to its maintenance obligations specified herein. In the event the One Hundred and Fifty ($150.00) charge is insufficient to reimburse Landlord for the actual cost of maintaining the Cafe Area, Tenant shall be obligated to reimburse Landlord the actual cost for such maintenance.

    8. Should Tenant receive three (3) separate notices for failure to maintain the Cafe Area as herein required in any twelve (12) month period, Landlord shall have the right to revoke Tenant's use of the Cafe Area.

                                 ADDENDUM III
                                 ------------
                                   CAFE AREA
                                   ---------


    9. Tenant shall not place in the public trash receptacles in the Common Areas of the Shopping Center any garbage or refuse which originates from the Cafe Area.

    10. Tenant shall indemnify and hold harmless Landlord from any and all liability that may arise as a result of Tenant's use of the Cafe Area.

    11. It is understood and agreed by and between the parties hereto that effective upon full execution of this Lease except for Tenant's obligatons to pay Rent, all of the terms and conditions of the Lease shall apply to the Cafe Area as though the Cafe Area was originally a portion of the Leased Premises as defined in the Lease.

    12. Landlord shall have access to the Cafe Area as needed in order to maintain properly and repair the Shopping Center and other areas therein. Such right of access shall be exercised by Landlord so as to keep to a minimum any interference with Tenant's business.

                                  ADDENDUM IV
                                  -----------
                               OPTION TO EXTEND
                               ----------------

     Tenant shall have the option to extend the Term hereof for one (1) additional period of five (5) years (hereinafter "Option Period"), subject to the following terms and conditions:

     a. Tenant may exercise such option by giving Landlord written notice, via certified mail-return receipt requested, of its intent to exercise said option, such notice to be received by Landlord at least twelve (12) months prior to the expiration of the original Term.

     b. At the time of exercise, (i) Tenant is not in Default under any of its obligations under the Lease, and (ii) Tenant is operating a business in the Leased Premises in accordance with the Permitted Use.

     c. If within any twelve (12) month period during the last two (2) Lease Years of the original Term, or the then-current Option Period, as the case may be, Tenant shall have been in Default in the payment of Rent hereunder more than two (2) times and Landlord because of such Defaults shall have served Tenant within said twelve (12) month period two (2) or more notices of Tenant's failure to pay Rent, Landlord shall have the option, at Landlord's sole and absolute discretion, to cancel and void Tenant's notice exercising said option by delivering written notice to Tenant, in which event Tenant's right to extend shall be void and canceled and the Lease shall terminate at the end of the original Term.

     d. All other terms and conditions of this Lease shall remain unchanged and apply during the Option Period except that the Minimum Rent and Annual Breakpoint shall be as set forth below:

     LEASE YEAR     ANNUALLY        MONTHLY   ANNUAL BREAKPOINT
     ----------     --------        -------   -----------------
       16-20      $248,274.63    $20,689.55        $4,965,492.60


     e. If such option is not timely exercised, Tenant's right to renew shall expire and the Lease shall terminate at the end of the Term.

                                  ADDENDUM V
                                  ----------
                            CONSTRUCTION ALLOWANCE
                            ----------------------

     Landlord and Tenant hereby agree that Landlord shall pay to Tenant as a construction allowance an amount equal to Tenant's actual construction costs, provided said amount does not exceed One Hundred Ninety-Five Thousand Six Hundred Forty and 00/100 Dollars ($195,640.00) (hereinafter "Construction Allowance"). The foregoing Construction Allowance represents a portion of Landlord's contribution toward work required by Tenant to open for business in the Leased Premises and shall be paid to Tenant in accordance with the following terms and conditions.

     1.    Payment of Construction Allowance.
           ---------------------------------

     Provided (i) Tenant is not in default at the time the payment is due and
(ii) such request for payment is made within two hundred forty (240) days of the Opening Date, as that term is defined in Section 1.01 of this Lease, the Construction Allowance will be paid by Landlord to Tenant in three (3) payments, with the first two (2) payments not to exceed Tenant's actual construction costs up to the sum of Sixty-Four Thousand Two Hundred Seventy-Two and 00/100 Dollars ($64,272.00) each and the last payment not to exceed Tenant's actual construction costs up to the sum of Thirty-Two Thousand One Hundred Thirty-Six and 00/100 Dollars ($32,136.00) ("Final Payment"). Each payment, except the final payment, will be paid by Landlord within thirty (30) days after the following list of documents have been submitted to Landlord for Landlord's prior approval (hereinafter "Partial Payment Required Documentation").

     2.    Partial Payment Required Documentation.
           --------------------------------------

     (i) Notice of Partial Completion. Tenant and its general contractor certifies in writing to Landlord and Landlord approves such certification that forty percent (40%) of the Tenant's Work, as specified in Exhibit "B", is completed.

     (ii)    Invoices.  Copies of all paid pay applications or invoices
                                  ---
evidencing Tenant's actual construction costs pertaining to such work.

     (iii) Lien Waivers. Appropriate releases of liens (on the form attached hereto as Schedule I) executed by all applicable suppliers, materialmen, contractors and subcontractors for work completed thus far.

     (iv)    Affidavit of Payment.  The affidavit (which must be on the form
                                                         ----
attached hereto as Schedule III) listing on the attached Schedule A (a) the names of all contractors, subcontractors, (providing goods and services in excess of Five Thousand Dollars [$5,000.00]) suppliers and materialmen who provided or supplied, labor, services, goods and materials to the Leased Premises, and (b) that all listed contractors, subcontractors, suppliers and materialmen have been paid in full for the labor, services, goods and materials provided or supplied to the Leased Premises as of the date of the affidavit.

     The final payment will be paid by Landlord within thirty (30) days after Tenant has opened the Leased Premises for business to the public, and Landlord has received and approved the following list of documents (hereinafter, "Final Payment Required Documentation").

     3.    Final Payment Required Documentation.
           ------------------------------------

     (i) Notice of Completion. Notice from Tenant or its general contractor certifying in writing to Landlord, and Landlord approves such certification, that one hundred percent (100%) of the Tenant's Work, as specified in Exhibit "B", is completed.

                                  ADDENDUM V
                                  ----------
                            CONSTRUCTION ALLOWANCE
                            ----------------------


     (ii)    Invoices.  Copies of all paid pay applications invoices evidencing
                                  ---
Tenant's actual construction costs pertaining to such work.

     (iii)   Lien Waivers.  Final unconditional releases of liens (which must be
                                                                        ----
on the form attached hereto as Schedule II) executed by all applicable suppliers, materialmen, contractors and subcontractors.

     (iv)    Affidavit of Payment.  The affidavit (which must be on the form
                                                         ----
attached hereto as Schedule III) listing on the attached Schedule A (a) the names of all contractors, subcontractors, suppliers and materialmen who provided or supplied, labor, services, goods and materials to the Leased Premises, and
(b) that all listed contractors, subcontractors, suppliers and materialmen have been paid in full for the labor, services, goods and materials provided or supplied to the Leased Premises as of the date of the affidavit.

     (v) Certificate of Occupancy. A permanent or temporary Certificate of Occupancy for the Leased Premises.

     (vi) Form W-9 Request for Taxpayer Identification Number and Certification. Tenant must submit to Landlord a Form W-9 with Tenant's taxpayer identification number completed.

     Failure to satisfactorily supply any of the above stated Required Documentation for either partial payment or final payment shall result in the Construction Allowance being held by Landlord until such Required Documentation has been satisfactorily submitted to Landlord. Notwithstanding the foregoing, Landlord acknowledges that certain punchlist items may not be completed by the Opening Date and Landlord agrees that a portion of the Final Payment, not to exceed Fifteen Thousand and 00/100 Dollars ($15,000.00) shall be released to Tenant without the receipt of the documentation set forth above in Subsections
(i), (ii), (iii) and (iv), provided such documentation is provided to Landlord within sixty (60) days of the Opening Date.

     4.    Landlord's Right to Retainage.
           -----------------------------

     Landlord at its sole option hereby retains the right to offset from and against the construction allowance any monies due Landlord under the terms of this Lease.

     5.    Third Persons.
           -------------

     Under no circumstances shall this Lease, or any Addendum thereto, be construed to confer upon any third person or entity any right or cause of action against the Landlord or Tenant, including, but not limited to, all contractors, subcontractors, suppliers, laborers or materialmen.

                                  ADDENDUM V
                                  ----------
                            CONSTRUCTION ALLOWANCE
                            ----------------------


                                  SCHEDULE I

                   WAIVER AND RELEASE UPON PROGRESS PAYMENT
                   ----------------------------------------

OWNER:              Street Retail, Inc.

GENERAL CONTRACTOR: ___________________________________________

PROJECT NAME:       ___________________________________________

STATE OF _______________

COUNTY OF _____________

     I/we have a contract with __________________________ [Other Contracting Party] to provide _________________________________ for the improvement to the property described as ________________________________, and hereby waive my/our construction lien to the amount of $ _________________, for labor/materials provided through ______________, 20___.

     This waiver, together with all previous waivers, if any, covers all amounts due to us for contract improvement provided through the date shown above.

     This waiver is conditioned on actual payment of the amount shown above.

ADDITIONAL WARRANTIES AND REPRESENTATIONS

    1. The undersigned signatory warrants and represents that he has full authority to execute this Waiver and Release Upon Progress Payment for the firm or company listed below.

    2. The undersigned signatory has personal knowledge of the facts sworn to in this Waiver and Release Upon Progress Payment and such facts are true and correct.

    3. The undersigned has performed all work through ______________, 20__, pursuant to the terms and conditions of its contract, and in conformance with all plans and specifications for the work.

    4. Any and all contractors, subcontractors, laborers, suppliers and materialmen that have provided labor, material or services to the undersigned for use or incorporation into the construction of the improvements to the Property have been paid and satisfied in full, and there are no outstanding claims of any character arising out of, or related to, the undersigned's activities on, or improvements to, the Property.

    5. There are no unsatisfied claims for damages resulting from injury or death to any employees, subcontractors, or the public at large arising out of any of the undersigned's activities on or improvements to the Property.

    6. There are no Claims of Lien, Preliminary Notices of Lien, or any suits or claims for payment, loss or damage of any kind, nature or description which might constitute a lien upon the Property as of the date of this Waiver and Release Upon Progress Payment.

    7. This Waiver and Release Upon Progress Payment is specifically made for the benefit of the Owner and the Owner's lender, any tenant and lender of any tenant, and any other person or entity

                                  ADDENDUM V
                                  ----------
                            CONSTRUCTION ALLOWANCE
                            ----------------------


with a legal or equitable interest in the Property, and may be relied upon by any of the aforementioned parties.

    8. The undersigned is executing this Waiver and Release Upon Progress Payment, as provided by law, for and on behalf of the undersigned for the express purpose of inducing and receiving payment from the Owner (or Tenant or Lender) for work performed through the date of this Interim Waiver and Release Upon Payment.

    9. This Waiver and Release Upon Progress Payment constitutes a representation by the undersigned signatory, for and on behalf of the undersigned, that the payment referenced above, once received, constitutes full and complete payment for all work performed, and all costs or expenses incurred (including, but not limited to, costs for supervision, field office overhead, home office overhead, interest on capital, profit, and general conditions costs) relative to the work or improvements at the Property as of the date of this Waiver and Release Upon Progress Payment except for the payment of retainage. The undersigned hereby specifically waives, quitclaims and releases any claim for damages due to delay, hindrance, interference, acceleration, inefficiencies or extra work, or any other claim of any kind it may have against the Owner, the Tenant, or any other person or entity with a legal or equitable interest in the Property, as of the date of this Waiver and Release Upon Progress Payment, except as follows:
______________________________________________________.

     10. The amount of money set forth as due and owing in the immediately preceding Waiver and Release Upon Progress Payment dated _________, 20___, has been received, and is deemed paid in full.

     In Witness Whereof, the person signing this document, acting for and on behalf of the undersigned and all of its employees, subcontractors, laborers, suppliers and materialmen, has placed his hand and seal this _____ day of _______________, 20___.



Sworn to and subscribed before me          FIRM OR COMPANY:
 this ___ day of __________, 200__.        _______________________________
______________________________
Notary Public                              By: ___________________________

(NOTARY SEAL)                              Print Name: ___________________

My Commission Expires:                     Its: __________________________
_______________________________

                                  ADDENDUM V
                                  ----------
                            CONSTRUCTION ALLOWANCE
                            ----------------------


                                  SCHEDULE II

                     WAIVER AND RELEASE UPON FINAL PAYMENT
                     -------------------------------------

OWNER:         Street Retail, Inc.

GENERAL CONTRACTOR: ___________________________________________

PROJECT NAME:  ___________________________________________


STATE OF _______________

COUNTY OF _____________

     My/our contract with __________________________ [Other Contracting Party] to provide _________________________________ for the improvement to the property described as ________________________________ having been fully paid and satisfied, all my/our construction lien rights against such property are hereby waived and released.

ADDITIONAL WARRANTIES AND REPRESENTATIONS

     1. The undersigned signatory warrants and represents that he has full authority to execute this Waiver and Release Upon Final Payment for the firm or company listed below.

     2. The undersigned signatory has personal knowledge of the facts sworn to in this Waiver and Release Upon Final Payment and such facts are true and correct.

     3. The undersigned has performed all work required under its contract, pursuant to the terms and conditions of its contract, and in conformance with all plans and specifications for the work.

     4. Any and all contractors, subcontractors, laborers, suppliers and materialmen that have provided labor, material or services to the undersigned for use or incorporation into the construction of the improvements to the Property have been paid and satisfied in full, and there are no outstanding claims of any character arising out of, or related to, the undersigned's activities on, or improvements to, the Property.

     5. There are no unsatisfied claims for damages resulting from injury or death to any employees, subcontractors, or the public at large arising out of any of the undersigned's activities on or improvements to the Property.

     6. There are no Claims of Lien, Preliminary Notices of Lien, or any suits or claims for payment, loss or damage of any kind, nature or description which might constitute a lien upon the Property as of the date of this Waiver and Release Upon Final Payment.

     7. This Waiver and Release Upon Final Payment is specifically made for the benefit of the Owner and the Owner's lender, any tenant and lender of any tenant, and any other person or entity with a legal or equitable interest in the Property, and may be relied unconditionally upon by any of the aforementioned parties.

     8. The undersigned is executing this Waiver and Release Upon Final Payment, as provided by law, for and on behalf of the undersigned for the express purpose of inducing and receiving final

                                  ADDENDUM V
                                  ----------
                            CONSTRUCTION ALLOWANCE
                            ----------------------


payment from the Owner (or Tenant or Lender) for work or improvements to the Property.

     9. This Waiver and Release Upon Final Payment constitutes a representation by the undersigned signatory, for and on behalf of the undersigned, that the payment referenced above, once received, constitutes full and complete payment for all work performed, and all costs or expenses incurred (including, but not limited to, costs for supervision, field office overhead, home office overhead, interest on capital, profit, and general conditions costs) relative to the work or improvements at the Property. The undersigned hereby specifically waives, quitclaims and releases any claim for damages due to delay, hindrance, interference, acceleration, inefficiencies or extra work, or any other claim of any kind it may have against the Owner, the Tenant, or any other person or entity with a legal or equitable interest in the Property, relative to the work or improvements at the Property.

     In Witness Whereof, the person signing this document, acting for and on behalf of the undersigned and all of its employees, subcontractors, laborers, suppliers and materialmen, has placed his hand and seal this _____ day of _______________, 20___.


Sworn to and subscribed before me this   FIRM OR COMPANY:
 ___ day of __________, 20___.           ______________________________

______________________________           By: __________________________
Notary Public
                                         Print Name: __________________
(NOTARY SEAL)
                                         Its: _________________________
My Commission Expires:
______________________________

                                  ADDENDUM V
                                  ----------
                            CONSTRUCTION ALLOWANCE
                            ----------------------

                                  SCHEDULE II
                                   AFFIDAVIT
                                   ---------

     __________________, being duly sworn according to law, deposes and states that he/she is the ________________ of ____________________, that he/she is executing this agreement on behalf of ____________________________, and that the following facts are true and correct to the best of his/her knowledge, information and belief:

     1. Attached hereto as Schedule A is a true and correct list of all contractors, subcontractors, materialmen and other parties who have furnished labor, services, goods or materials in the construction, installation, modification and repair of improvements commonly known as the ___________________________, located at _______________________,
________________________, ________________________, _____________________; and

     2. That all of the parties listed on Schedule A have been paid in full for all labor, services, goods or materials utilized in the construction, installation, modification and repair of improvements commonly known as ___________________, except for the monies owed to those parties, if any, listed in Schedule A attached hereto.

Further Affiant Sayeth Not.

                              Firm:
                              ______________________________



                              By:  _________________________
                              Name: _________________________
                              Title:  ______________________

                                  ADDENDUM V
                                  ----------
                            CONSTRUCTION ALLOWANCE
                            ----------------------

                                  SCHEDULE A

- --------------------------------------------------------------------------------

          FIRM NAME                  CONTRACT AMOUNT             TELEPHONE
                                                                   NUMBER

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

                                  ADDENDUM VI
                                  -----------
                               LEASE CONTINGENCY
                               -----------------

     Landlord and Tenant hereby agree that this Lease shall be contingent upon Tenant obtaining all necessary governmental permits, approvals and licenses necessary for the sale of beer and wine for on-premises consumption from the Leased Premises.

     Tenant agrees to diligently pursue obtaining such governmental permits, approvals and licenses (hereinafter "Permits"). Tenant shall be deemed to be diligently pursuing the Permits if Tenant is in compliance with the following:
(i) Tenant pays in a timely manner all fees required by the governmental authorities in order to obtain Permits required for Tenant's Work detailed in Exhibit B; and (ii) Tenant cooperates with the governmental authorities by submitting additional information or documents as required by the governmental authorities in a timely manner and by responding to any questions or comments from the governmental authorities in a timely manner.

     In the event Tenant is unable to obtain the necessary Permits as set forth above within sixty (60) days from the date of this Lease, Tenant shall have the right to terminate this Lease by providing Landlord with ten (10) days' prior written notice; provided, however, that in the event Tenant has not acted reasonably, in good faith and pursuant to the terms of this Addendum, any such termination notice shall be deemed null and void and of no force and effect. If Tenant fails to notify Landlord of its election to terminate as provided herein within seventy (70) days from the date of this Lease, Tenant's right to terminate as provided herein shall be deemed null and void and this Lease shall continue in full force and effect.

                                                                          Page 1